                                                  Free Writing Prospectus
                                                  Filed Pursuant to Rule 433
                                                  Registration Number 333-140436

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[466,041,000] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2007-CB4

                                [C-BASS(SM) LOGO]
               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                               SPONSOR AND SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                APRIL [18], 2007

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File No. 333-140436) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                             FREE WRITING PROSPECTUS
                                APRIL [18], 2007
                                     C-BASS
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2007-CB4
                        $[466,041,000] (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                                                          EXPECTED   STATED   EXPECTED RATINGS
                                         WAL (YRS)    PAYMENT WINDOW                        FINAL    FINAL        (FITCH /
                APPROX                   (CALL (5)/     (CALL (5)/     PAYMENT  INTEREST  MATURITY  MATURITY     MOODY'S /
CLASS          SIZE (1)       COUPON     MATURITY)       MATURITY)      DELAY  ACCRUAL(2)    (5)      (6)           S&P)
-----        ------------ ------------- ----------- ------------------ ------- ---------- -------- --------- -----------------
CLASS A-1A   $166,777,000  LIBOR + [_]  1.00 / 1.00   1 - 22 / 1 - 22      0   Actual/360 Feb-2009  Apr-2037  AAA / Aaa / AAA
                             (3), (4)
CLASS A-1B   $ 57,087,000  LIBOR + [_]  2.25 / 2.25  22 - 33 / 22 - 33     0   Actual/360 Jan-2010  Apr-2037  AAA / Aaa / AAA
                             (3), (4)
CLASS A-1C   $ 27,948,000  LIBOR + [_]  4.41 / 4.42  33 - 78 / 33 - 82     0   Actual/360 Oct-2013  Apr-2037  AAA / Aaa / AAA
                             (3), (4)
CLASS A-2A   $ 66,334,000  Fixed(3),(4) 1.00 / 1.00   1 - 25 / 1 - 25     24     30/360   May-2009  Apr-2037  AAA / Aaa / AAA
CLASS A-2B   $ 28,867,000  Fixed(3),(4) 3.00 / 3.00  25 - 68 / 25 - 68    24     30/360   Dec-2012  Apr-2037  AAA / Aaa / AAA
CLASS A-2C   $ 17,861,000  Fixed(3),(4) 6.43 / 9.75 68 - 78 / 68 - 185    24     30/360   Oct-2013  Apr-2037  AAA / Aaa / AAA
CLASS A-2D   $ 12,563,000  Fixed(3,(4)) 6.27 / 7.32 54 - 78 / 54 - 183    24     30/360   Oct-2013  Apr-2037  AAA / Aaa / AAA
CLASS M-1    $ 17,820,000  LIBOR + [_]  4.95 / 5.49 49 - 78 / 49 - 160     0   Actual/360 Oct-2013  Apr-2037  AA+ / Aa1 / AA+
                             (3), (4)
CLASS M-2    $ 16,335,000  LIBOR + [_]  4.76 / 5.28 45 - 78 / 45 - 154     0   Actual/360 Oct-2013  Apr-2037   AA+ / Aa2 / AA
                             (3), (4)
CLASS M-3    $ 10,147,000  LIBOR + [_]  4.66 / 5.16 44 - 78 / 44 - 147     0   Actual/360 Oct-2013  Apr-2037   AA / Aa3 / AA-
                             (3), (4)
CLASS M-4    $  8,910,000  LIBOR + [_]  4.60 / 5.09 42 - 78 / 42 - 142     0   Actual/360 Oct-2013  Apr-2037   AA- / A1 / A+
                             (3), (4)
CLASS M-5    $  8,167,000  LIBOR + [_]  4.56 / 5.04 41 - 78 / 41 - 137     0   Actual/360 Oct-2013  Apr-2037    A+ / A2 / A
                             (3), (4)
CLASS M-6    $  7,425,000  LIBOR + [_]  4.53 / 4.99 40 - 78 / 40 - 132     0   Actual/360 Oct-2013  Apr-2037    A / A3 / A-
                             (3), (4)
CLASS B-1    $  7,425,000  LIBOR + [_]  4.50 / 4.94 40 - 78 / 40 - 127     0   Actual/360 Oct-2013  Apr-2037  A- / Baa1 / BBB+
                             (3), (4)
CLASS B-2    $  6,435,000  LIBOR + [_]  4.48 / 4.88 39 - 78 / 39 - 121     0   Actual/360 Oct-2013  Apr-2037 BBB+ / Baa2 / BBB
                             (3), (4)
CLASS B-3    $  5,940,000  LIBOR + [_]  4.47 / 4.84 39 - 78 / 39 - 115     0   Actual/360 Oct-2013  Apr-2037 BBB / Baa3 / BBB-
                             (3), (4)
CLASS B-4(7) $  7,672,000  Fixed(3),(4)                    Information Not Provided Hereby                   BBB- / Ba1 / BBB-
CLASS B-5(7) $  5,445,000 Fixed(3), (4)                    Information Not Provided Hereby                    BB+ / Ba2 / BB+
             ------------
   TOTAL:    $479,158,000
             ============

(1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

(2) The Offered Certificates will be priced to the Optional Termination Date. The Floating Rate Certificates will settle flat. The Fixed Rate Certificates will settle with accrued interest, beginning on April 1, 2007.

(3) The certificate margin on each class of the Class A-1 Certificates will equal 2.0 times its original certificate margin beginning with the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Floating Rate Subordinate Certificates will equal 1.5 times its original certificate margin beginning with the first Distribution Date after the first possible Optional Termination Date. The pass-through rate on the Class A-2 Certificates, the Class B-4 and Class B-5 Certificates will increase by 0.50% per annum beginning with the first Distribution Date after the first possible Optional Termination Date.

(4) The Offered Certificates, the Class B-4 Certificates and the Class B-5 Certificates will be subject to the applicable rate cap as described herein.

(5) The Certificates will be priced at 23% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, which assumes 2% CPR in month 1, building linearly (rounded to the nearest hundredth of a percentage) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

(6) Calculated as the month after the maturity of the latest maturing 30-year mortgage loan.

(7) The Class B-4 and the Class B-5 Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Class B-4 and the Class B-5 Certificates is solely to assist purchasers of the Offered Certificates.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                                    CONTACTS

MERRILL LYNCH
MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659      scott_soltas@ml.com
Charles Sorrentino            212-449-3659      charles_sorrentino@ml.com
Brian Kane                    212-449-3660      brian_f_kane@ml.com
Matthew Sawatzky              212-449-3660      matthew_sawatzky@ml.com
Edgar Seah                    +81 3 6225 7803   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752      matthew_whalen@ml.com
Paul Park                     212-449-6380      paul_park@ml.com
Tom Saywell                   212-449-2122      tom_saywell@ml.com
Ketan Parekh                  212-449-9506      ketan_parekh@ml.com
Fred Hubert                   212-449-5071      fred_hubert@ml.com
Alice Chu                     212-449-1701      alice_chu@ml.com
Sonia Lee                     212-449-5067      sonia_lee@ml.com
Calvin Look                   212-449-5029      calvin_look@ml.com
Yimin Ge                      212-449-9401      yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901      hoiyee_leung@ml.com
Mark Dereska                  212-449-1008      mark_dereska@ml.com
Paul Fetch                    212-449-1002      paul_fetch@ml.com

RATING AGENCIES
FITCH RATINGS
Rachel Brach                  212-908-0224      rachel.brach@fitchratings.com

MOODYS
Odile Grisard-Boucher         212-553-1382      Odile.GrisardBoucher@moodys.com

STANDARD & POORS
Daniel Hall                   212-438-1576      daniel_hall@standardandpoors.com

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

TITLE OF CERTIFICATES            C-BASS Mortgage Loan Asset-Backed Certificates,
                                 Series 2007-CB4, consisting of:

                                 -    the Class A-1A, Class A-1B and Class A-1C
                                      Certificates (the "Class A-1
                                      Certificates"),

                                 -    the Class A-2A, Class A-2B, Class, A-2C
                                      and Class A-2D Certificates (the "Class
                                      A-2 Certificates")

                                 -    the Class M-1, Class M-2, Class M-3, Class
                                      M-4, Class M-5 and Class M-6 Certificates
                                      (the "Mezzanine Certificates")

                                 -    the Class B-1, Class B-2, Class B-3, Class
                                      B-4 and Class B-5 Certificates (the
                                      "Subordinate Certificates")

                                 -    the Class CE-1, Class CE-2, Class P, Class
                                      R and Class R-X Certificates

                                 The Class A-1 Certificates and the Class A-2
                                 Certificates are collectively known as the "Senior Certificates" or the "Class A
                                 Certificates"

                                 The Senior Certificates, the Mezzanine
                                 Certificates, the Class B-1, Class B-2 and
                                 Class B-3 Certificates are collectively known as the "Offered Certificates".

                                 The Mezzanine Certificates, the Class B-1,
                                 Class B-2 and Class B-3 Certificates are collectively known as the "Floating Rate
                                 Subordinate Certificates".

                                 The Class A-1 Certificates and the Floating
                                 Rate Subordinate Certificates are collectively known as the "Floating Rate Certificates".

                                 The Class A-2 Certificates, the Class B-4
                                 Certificates and the Class B-5 Certificates are collectively know as the "Fixed Rate
                                 Certificates".

                                 The Class A-1 Certificates are generally backed by the Adjustable Rate Mortgage Loans (as defined herein).

                                 The Class A-2 Certificates are generally backed by the Fixed Rate Mortgage Loans (as defined herein).

LEAD MANAGER                     Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

CO-MANAGERS                      JP Morgan Securities Inc. and ABN AMRO
                                 Incorporated

ISSUING ENTITY                   C-BASS 2007-CB4 Trust

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR AND SELLER               Credit-Based Asset Servicing and Securitization
                                 LLC ("C-BASS")

SERVICER                         Litton Loan Servicing LP, a subsidiary of the
                                 Seller.

TRUSTEE                          LaSalle Bank National Association

SWAP COUNTERPARTY                [TBD]

CUSTODIAN                        The Bank of New York

CUT-OFF DATE                     April 1, 2007.

PRICING DATE                     On or about April [20], 2007.

CLOSING DATE                     On or about April [27], 2007.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of
                                 each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in May 2007.

PAYMENT DELAY                    With respect to the Floating Rate Certificates,
                                 0 days. With respect to the Fixed Rate
                                 Certificates, 24 days.

DAY COUNT                        With respect to the Floating Rate Certificates,
                                 Actual/360. With respect to the Fixed Rate
                                 Certificates, 30/360.

ERISA CONSIDERATIONS             The Senior Certificates will be ERISA eligible
                                 as of the Closing Date. However, until the
                                 termination of the Swap Agreement, a transferee
                                 that is subject to Title I of ERISA or Section
                                 4975 of the Code will be required to represent
                                 that its acquisition and holding of a Senior
                                 Certificate will not constitute or result in a
                                 prohibited transaction under Title I of ERISA
                                 or Section 4975 of the Code. Investors should
                                 consult with their counsel with respect to the
                                 consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and
                                 ownership of such Certificates.

LEGAL INVESTMENT                 The offered certificates will not constitute
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION DATE        The Distribution Date on which the aggregate
                                 principal balance of the Mortgage Loans is
                                 reduced to 10% or less of the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date.

MONTHLY SERVICER ADVANCES        The Servicer is required to advance at least
                                 one business day prior to each Distribution
                                 Date scheduled principal and interest (net of
                                 the Servicing Fee) that was due during the
                                 related collection period but that was not
                                 received by the related determination date
                                 until it deems such advance to be
                                 non-recoverable. The Servicer will not make any
                                 advances of principal on REO properties and is
                                 not required to make any advances of principal
                                 with respect to second lien mortgage loans and
                                 will only make limited advances with respect to
                                 the unpaid principal balance remaining at the
                                 maturity of a balloon loan. The Servicer is not
                                 obligated to make any advance with respect to a
                                 reduction in the monthly payment due to
                                 bankruptcy proceedings or the application of
                                 the Servicemembers Civil Relief Act (the
                                 "Relief Act") or similar state laws.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

MORTGAGE LOANS                   The Mortgage Loans consist of approximately
                                 2,557 conforming and non-conforming, fixed rate
                                 and adjustable rate, conventional closed-end
                                 Mortgage Loans that are secured by 1st and 2nd
                                 lien, level pay and balloon mortgages on
                                 primarily 1-4 family properties and will be
                                 serviced by Litton Loan Servicing LP. The
                                 information described herein is based on a pool
                                 of Mortgage Loans having an aggregate principal
                                 balance of approximately $502,660,072, as of
                                 the Cut-Off Date. The actual pool of Mortgage
                                 Loans to be deposited into the issuing entity
                                 on the Closing Date is expected to have an
                                 aggregate principal balance of approximately
                                 $495,000,000 as of the Cut-off Date.

                                 The information regarding the mortgage loans set forth herein is based on the principal balance of the mortgage loans as of the Cut-Off
                                 Date assuming the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-Off Date. It is possible that principal prepayments in part or in full may occur between the Cut-Off Date and the Closing Date. Moreover, certain mortgage loans included in the mortgage loan pool as of the Cut-Off Date may not be included in the final mortgage loan pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the Cut-Off Date and as of the Closing Date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the Cut-Off Date as presented herein, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5.0% from the pool of mortgage loans as of the Cut-Off Date described in this free writing prospectus. Please see collateral tables herein for additional information.

                                 The Mortgage Pool will comprise two loan groups
                                 (each a "Loan Group"):

                                 -    Group I will consist of approximately
                                      1,349 adjustable rate Mortgage Loans (the
                                      "Adjustable Rate Mortgage Loans") with an aggregate principal balance of approximately $335,356,382.

                                 -    Group II will consist of approximately
                                      1,208 fixed Mortgage Loans (the "Fixed
                                      Rate Mortgage Loans") with an aggregate
                                      principal balance of approximately
                                      $167,303,690.

TOTAL DEAL SIZE                  Approximately $[479,158,000]

ADMINISTRATIVE FEES              The Servicer will be paid a servicing fee
                                 aggregating 0.50% per annum (payable monthly)
                                 on the stated principal balance of the Mortgage
                                 Loans (the "Servicing Fee"). For so long as
                                 Litton Loan Servicing LP is servicing the
                                 Mortgage Loans, 0.15% per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans (the "Litton Servicing Fee")
                                 will be paid to Litton Loan Servicing LP and
                                 0.35% per annum on the stated principal balance
                                 of the Mortgage Loans will be paid to the
                                 holder of the Class CE-2 Certificates. The
                                 Trustee will be paid a fee of approximately
                                 0.006% per annum (payable monthly) on the
                                 stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS              1.   Excess interest

                                 2.   Over-Collateralization

                                 3.   Subordination

                                 4. Net Swap Payments, if any, received from the Swap Counterparty

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.


    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

OVER-COLLATERALIZATION AMOUNT    On any Distribution Date, the
                                 over-collateralization amount (the "O/C
                                 Amount") will equal the excess, if any, of (x)
                                 the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related
                                 collection period over (y) the aggregate
                                 certificate principal balance of all classes of
                                 Offered Certificates, the Class B-4
                                 Certificates and the Class B-5 Certificates
                                 (after taking into account all distributions of
                                 principal on such Distribution Date). On the
                                 Cut-Off Date, the O/C Amount will equal
                                 approximately 3.20% of the aggregate principal
                                 balance of the Mortgage Loans. To the extent
                                 the O/C Amount is reduced below the O/C Target
                                 Amount (i.e., initially 3.20% of the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-off Date), excess cashflow will be
                                 directed to build the O/C Amount until the O/C
                                 Target Amount is restored.

                                 Initial: Approximately 3.20% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                 Target: 3.20% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off
                                 Date before the stepdown date and 6.40% of the current principal balance of the Mortgage Loans after the stepdown date

                                 Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                 (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION(1)                                                    INITIAL
                                  CLASSES      RATING (F/M/S)    SUBORDINATION
                                 ---------   -----------------   -------------
                                  Class A     AAA / Aaa / AAA        23.75%
                                 Class M-1    AA+ / Aa1 / AA+        20.15%
                                 Class M-2    AA+ / Aa2 / AA         16.85%
                                 Class M-3    AA / Aa3 / AA-         14.80%
                                 Class M-4     AA- / A1 / A+         13.00%
                                 Class M-5      A+ / A2 / A          11.35%
                                 Class M-6      A / A3 / A-           9.85%
                                 Class B-1   A- / Baa1 / BBB+         8.35%
                                 Class B-2   BBB+ / Baa2 / BBB        7.05%
                                 Class B-3   BBB / Baa3 / BBB-        5.85%
                                 Class B-4   BBB- / Ba1 / BBB-        4.30%
                                 Class B-5    BB+ / Ba2 / BB+         3.20%

(1)  The subordination includes the initial O/C amount of 3.20%.

CLASS SIZES                       CLASSES      RATING (F/M/S)    CLASS SIZES
                                 ---------   -----------------   -----------
                                  Class A     AAA / Aaa / AAA       76.25%
                                 Class M-1    AA+ / Aa1 / AA+       3.60%
                                 Class M-2    AA+ / Aa2 / AA        3.30%
                                 Class M-3    AA / Aa3 / AA-        2.05%
                                 Class M-4     AA- / A1 / A+        1.80%
                                 Class M-5      A+ / A2 / A         1.65%
                                 Class M-6      A / A3 / A-         1.50%
                                 Class B-1   A- / Baa1 / BBB+       1.50%
                                 Class B-2   BBB+ / Baa2 / BBB      1.30%
                                 Class B-3   BBB / Baa3 / BBB-      1.20%
                                 Class B-4   BBB- / Ba1 / BBB-      1.55%
                                 Class B-5    BB+ / Ba2 / BB+       1.10%

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

INTEREST ACCRUAL                 Interest will accrue on the Certificates at the
                                 applicable Pass-Through Rate.

                                 -    Interest on the Floating Rate
                                      Certificates, will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution
                                      Date on an Actual/360 basis.

                                 -    The first accrual period for the Fixed
                                      Rate Certificates will begin on April 1,
                                      2007 and end on April 30, 2007. Interest in respect of any other Distribution Date will accrue on the Fixed Rate Certificates from and including the first day of the calendar month preceding that Distribution
                                      Date up to and including the last day of such month, on a 30/360 basis.

REALIZED LOSSES                  Losses resulting from the liquidation of
                                 defaulted mortgage loans will first be applied
                                 to excess interest, if any, and will then
                                 reduce the level of the O/C Amount. If there is
                                 no excess interest and no O/C Amount, such
                                 losses will be allocated to the Mezzanine
                                 Certificates and the Subordinate Certificates
                                 in sequentially reverse order of seniority as
                                 follows: to Class B-5, Class B-4, Class B-3,
                                 Class B-2, Class B-1, Class M-6, Class M-5,
                                 Class M-4, Class M-3, Class M-2 and Class M-1.
                                 Realized Losses will not be allocated to the
                                 Senior Certificates.

SPECIAL HAZARD LOSSES            Special Hazard Losses are generally Realized
                                 Losses that result from direct physical damage
                                 to mortgaged properties caused by natural
                                 disasters and other hazards (i) which are not
                                 covered by hazard insurance policies (such as
                                 earthquakes) and (ii) for which claims have
                                 been submitted and rejected by the related
                                 hazard insurer and any shortfall in insurance
                                 proceeds for partial damage due to the
                                 application of the co-insurance clauses
                                 contained in hazard insurance policies. Special
                                 Hazard Losses will be allocated as described
                                 above, except that if the aggregate amount of
                                 such losses, as of any date of determination,
                                 exceeds the greatest of (i) [1.00%] of the
                                 principal balance of the Mortgage Loans as of
                                 the Cut-off Date, (ii) two times the amount of
                                 the principal balance of the largest
                                 outstanding Mortgage Loan and (iii) an amount
                                 equal to the aggregate principal balances of
                                 the Mortgage Loans in the largest zip-code
                                 concentration in the State of California, such
                                 excess losses will be allocated among all the
                                 outstanding classes (other than the Senior
                                 Certificates), pro rata, based on their
                                 respective Certificate Principal Balances. Any
                                 losses allocated as Special Hazard Losses will
                                 not be reimbursed through excess interest.

PREPAYMENT INTEREST SHORTFALL    With respect to any Distribution Date, the
                                 "Prepayment Interest Shortfall" for each
                                 Mortgage Loan that was the subject of a
                                 principal prepayment in full during the portion
                                 of the related Prepayment Period occurring
                                 between the first day of the related Prepayment
                                 Period and the last day of the calendar month
                                 immediately preceding such Distribution Date an
                                 amount equal to the interest at the mortgage
                                 interest rate for such mortgage loan (the
                                 "Mortgage Interest Rate") (net of the related
                                 Servicing Fee and Trustee Fee) on the amount of
                                 any principal prepayment in full for the number
                                 of days commencing on the date on which the
                                 principal prepayment is applied and ending on
                                 the last day of the calendar month immediately
                                 preceding such Distribution Date. The Servicer
                                 will fund Prepayment Interest Shortfalls on
                                 mortgage loans to the extent that this amount
                                 does not exceed one-half of the Servicing Fee
                                 for such Distribution Date. However, the
                                 Servicer will not fund Prepayment Interest
                                 Shortfalls on simple interest loans, interest
                                 shortfalls due to bankruptcy proceedings, the
                                 application of the Relief Act or principal
                                 prepayments in part.

                                 With respect to any Distribution Date, the Servicer will have the right to retain as prepayment interest excess for each Mortgage
                                 Loan that was the subject of a principal prepayment in full during the portion of the related Prepayment Period occurring between the first day of the calendar month in which such Distribution Date occurs and the last day of the related Prepayment Period, an amount equal to interest at the applicable Mortgage Interest
                                 Rate (net of the related Servicing Fee and Trustee Fee) on the amount of such principal prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the date on which such principal prepayment is so applied.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

PREPAYMENT PERIOD                With respect to any Distribution Date, the
                                 "Prepayment Period" is the period commencing on
                                 the 16th day of the calendar month preceding
                                 the calendar month in which such Distribution
                                 Date occurs (or, in the case of the first
                                 Distribution Date, commencing on April 1, 2007)
                                 and ending on the 15th day of the calendar
                                 month in which the related Distribution Date
                                 occurs.

PASS-THROUGH RATES               -    The Class A-1A Pass-Through Rate will be a
                                      per annum rate equal to the least of (x)
                                      for any Distribution Date which occurs
                                      prior to the first Distribution Date after
                                      the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class A-1A Margin"), and beginning on the
                                      first Distribution Date after the first
                                      possible Optional Termination Date,
                                      One-Month LIBOR plus 2.0 times the Class
                                      A-1A Margin, (y) the Class A-1 Net WAC Cap
                                      and (z) the Class A-1 Maximum Rate Cap.

                                 - The Class A-1B Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class A-1B Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                      One-Month LIBOR plus 2.0 times the Class
                                      A-1B Margin, (y) the Class A-1 Net WAC Cap and (z) the Class A-1 Maximum Rate Cap.

                                 - The Class A-1C Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class A-1C Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                      One-Month LIBOR plus 2.0 times the Class
                                      A-1C Margin, (y) the Class A-1 Net WAC Cap and (z) the Class A-1 Maximum Rate Cap.

                                 -    On each Distribution Date for the Class
                                      A-2A Certificates, interest will accrue at a fixed rate equal to the lesser of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 0.50% per annum and (y) the Class A-2 Net WAC Cap

                                 -    On each Distribution Date for the Class
                                      A-2B Certificates, interest will accrue at a fixed rate equal to the lesser of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 0.50% per annum and (y) the Class A-2 Net WAC Cap

                                 -    On each Distribution Date for the Class
                                      A-2C Certificates, interest will accrue at a fixed rate equal to the lesser of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 0.50% per annum and (y) the Class A-2 Net WAC Cap

                                 -    On each Distribution Date for the Class
                                      A-2D Certificates, interest will accrue at a fixed rate equal to the lesser of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 0.50% per annum and (y) the Class A-2 Net WAC Cap

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                                 - The Class M-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class M-1 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                      One-Month LIBOR plus 1.5 times the Class
                                      M-1 Margin, (y) the Subordinate Net WAC
                                      Cap and (z) the Subordinate Maximum Rate
                                      Cap.

                                 - The Class M-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class M-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                      One-Month LIBOR plus 1.5 times the Class
                                      M-2 Margin, (y) the Subordinate Net WAC
                                      Cap and (z) the Subordinate Maximum Rate
                                      Cap.

                                 - The Class M-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class M-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                      One-Month LIBOR plus 1.5 times the Class
                                      M-3 Margin, (y) the Subordinate Net WAC
                                      Cap and (z) the Subordinate Maximum Rate
                                      Cap.

                                 - The Class M-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class M-4 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                      One-Month LIBOR plus 1.5 times the Class
                                      M-4 Margin, (y) the Subordinate Net WAC
                                      Cap and (z) the Subordinate Maximum Rate
                                      Cap.

                                 - The Class M-5 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class M-5 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                      One-Month LIBOR plus 1.5 times the Class
                                      M-5 Margin, (y) the Subordinate Net WAC
                                      Cap and (z) the Subordinate Maximum Rate
                                      Cap.

                                 - The Class M-6 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class M-6 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                      One-Month LIBOR plus 1.5 times the Class
                                      M-6 Margin, (y) the Subordinate Net WAC
                                      Cap and (z) the Subordinate Maximum Rate
                                      Cap.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                                 - The Class B-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class B-1 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                      One-Month LIBOR plus 1.5 times the Class
                                      B-1 Margin, (y) the Subordinate Net WAC
                                      Cap and (z) the Subordinate Maximum Rate
                                      Cap.

                                 - The Class B-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class B-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                      One-Month LIBOR plus 1.5 times the Class
                                      B-2 Margin, (y) the Subordinate Net WAC
                                      Cap and (z) the Subordinate Maximum Rate
                                      Cap.

                                 - The Class B-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination
                                      Date, One-Month LIBOR plus [__]% (the
                                      "Class B-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                      One-Month LIBOR plus 1.5 times the Class
                                      B-3 Margin, (y) the Subordinate Net WAC
                                      Cap and (z) the Subordinate Maximum Rate
                                      Cap.

SWAP CONTRACT                    On the Closing Date, the Trustee on behalf of a
                                 supplemental interest trust will enter into a
                                 Swap Agreement with [TBD] (the "Swap
                                 Counterparty") for the benefit of the Offered
                                 Certificates. The Swap Agreement will have an
                                 initial notional amount of approximately
                                 [$340,416,000]. Under the Swap Agreement, on or
                                 before each Distribution Date commencing with
                                 the Distribution Date in May 2007 and ending
                                 with the Distribution Date in June 2011 (i) the
                                 supplemental interest trust shall be obligated
                                 to pay to the Swap Counterparty an amount equal
                                 to the product of (x) a fixed rate equal to
                                 [5.100]% per annum, (y) the Swap Notional
                                 Amount as set forth in the Swap Schedule on
                                 page 72 hereof for that Distribution Date, and
                                 (z) a fraction, the numerator of which is 30
                                 (or, for the first Distribution Date, the
                                 number of days elapsed from and including the
                                 effective date (as defined in the Swap
                                 Agreement) to but excluding the first
                                 Distribution Date, determined on a 30/360
                                 basis) and the denominator of which is 360, and
                                 (ii) the supplemental interest trust will be
                                 entitled to receive from the Swap Counterparty
                                 an amount equal to the product of (x) One-Month
                                 LIBOR, as determined pursuant to the Swap
                                 Agreement, for the related calculation period
                                 (as defined in the Swap Agreement), (y) the
                                 Swap Notional Amount as set forth in the Swap
                                 Schedule on page 32 hereof for that
                                 Distribution Date, and (z) a fraction, the
                                 numerator of which is equal to the actual
                                 number of days in the related calculation
                                 period and the denominator of which is 360.
                                 Only the net amount of the two obligations
                                 above will be paid by the appropriate party.
                                 Upon early termination of the Swap Agreement,
                                 the supplemental interest trust or the Swap
                                 Counterparty may be liable to make a
                                 termination payment (the "Swap Termination
                                 Payment") to the other party, regardless of
                                 which party caused the termination. The Swap
                                 Termination Payment will be computed in
                                 accordance with the procedures set forth in the
                                 Swap Agreement.

CLASS A-1 MAXIMUM RATE CAP       The Class A-1 Maximum Rate Cap for any
                                 Distribution Date will be a per annum rate
                                 equal to 12 times the quotient of (a) the total
                                 scheduled interest on the Adjustable Rate
                                 Mortgage Loans that would have accrued on the
                                 Adjustable Rate Mortgage Loans at their maximum
                                 lifetime mortgage interest rates for the
                                 related accrual period, net of the Servicing
                                 Fee and the Trustee Fee, plus the pro-rata
                                 portion of the Net Swap Payment and Swap
                                 Termination Payment owed by the Swap
                                 Counterparty pursuant to the Swap Agreement in
                                 the event that the Issuing Entity is the
                                 defaulting party or an affected party under the
                                 Swap Agreement, and (b) the aggregate principal
                                 balance of the Adjustable Rate Mortgage Loans
                                 as of the first day of the applicable accrual
                                 period, on the basis of an assumed 360-day year
                                 and the actual number of days elapsed during
                                 the related accrual period. Any interest
                                 shortfall due to the Class A-1 Maximum Rate Cap
                                 will not be reimbursed.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

CLASS A-2 MAXIMUM RATE CAP       The Class A-1 Maximum Rate Cap for any
                                 Distribution Date will be a per annum rate
                                 equal to 12 times the quotient of (a) the total
                                 scheduled interest on the Fixed Rate Mortgage
                                 Loans that would have accrued on the Fixed Rate
                                 Mortgage Loans for the related accrual period,
                                 net of the Servicing Fee and the Trustee Fee,
                                 plus the pro-rata portion of the Net Swap
                                 Payment and Swap Termination Payment owed by
                                 the Swap Counterparty pursuant to the Swap
                                 Agreement in the event that the Issuing Entity
                                 is the defaulting party or an affected party
                                 under the Swap Agreement, and (b) the aggregate
                                 principal balance of the Fixed Rate Mortgage
                                 Loans as of the first day of the applicable
                                 accrual period, on the basis of an assumed
                                 360-day year and a 30-day accrual period. Any
                                 interest shortfall due to the Class A-2 Maximum
                                 Rate Cap will not be reimbursed.

SUBORDINATE MAXIMUM RATE CAP     The Subordinate Maximum Rate Cap for any
                                 Distribution Date for the Subordinated
                                 Certificates (other than the Class B-4 and the
                                 Class B-5 Certificates) will be a per annum
                                 rate equal to the weighted average (weighted in
                                 proportion to the results of subtracting from
                                 the aggregate principal balance of each Loan
                                 Group the current principal balance of the
                                 related Class A Certificates) of the Class A-1
                                 Maximum Rate Cap and the Class A-2 Maximum Rate
                                 Cap (adjusted, in the case of the Class A-2
                                 Maximum Rate Cap, so as to be calculated on the
                                 basis of an assumed 360-day year and the actual
                                 number of days elapsed during the related
                                 accrual period).

                                 The Subordinate Maximum Rate Cap for any
                                 Distribution Date for the Class B-4 and the Class B-5 Certificates will be a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan
                                 Group the current principal balance of the related Class A Certificates) of the Class A-1
                                 Maximum Rate Cap and the Class A-2 Maximum Rate
                                 Cap (adjusted, in the case of the Class A-1
                                 Maximum Rate Cap, so as to be calculated on the basis of an assumed 360-day year and 30-day accrual period).

CLASS A-1 NET WAC CAP            The Class A-1 Net WAC Cap for any Distribution
                                 Date will be a per annum rate equal to 12 times
                                 the quotient of (a) the total scheduled
                                 interest on the Adjustable Rate Mortgage Loans
                                 for the related accrual period, net of the
                                 Servicing Fee and the Trustee Fee, the pro-rata
                                 portion of the Net Swap Payment or any Swap
                                 Termination Payment owed to the Swap
                                 Counterparty pursuant to the Swap Agreement in
                                 the event that the Issuing Entity is the
                                 defaulting party or an affected party under the
                                 Swap Agreement, and (b) the aggregate principal
                                 balance of the Adjustable Rate Mortgage Loans
                                 as of the first day of the applicable accrual
                                 period, on the basis of an assumed 360-day year
                                 and the actual number of days elapsed during
                                 the related accrual period.

CLASS A-2 NET WAC CAP            The Class A-2 Net WAC Cap for any Distribution
                                 Date will be a per annum rate equal to 12 times
                                 the quotient of (a) the total scheduled
                                 interest on the Fixed Rate Mortgage Loans for
                                 the related accrual period, net of the
                                 Servicing Fee and the Trustee Fee, the pro-rata
                                 portion of the Net Swap Payment or any swap
                                 termination payment owed to the Swap
                                 Counterparty pursuant to the Swap Agreement in
                                 the event that the Issuing Entity is the
                                 defaulting party or an affected party under the
                                 Swap Agreement, and (b) the aggregate principal
                                 balance of the Fixed Rate Mortgage Loans as of
                                 the first day of the applicable accrual period,
                                 on the basis of an assumed 360-day year and
                                 30-day accrual period.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

SUBORDINATE NET WAC CAP          The Subordinate Net WAC Cap for any
                                 Distribution Date for the Subordinated
                                 Certificates (other than the Class B-4 and the
                                 Class B-5 Certificates) will be a per annum
                                 rate equal to the weighted average (weighted in
                                 proportion to the results of subtracting from
                                 the aggregate principal balance of each Loan
                                 Group the current principal balance of the
                                 related Class A Certificates) of the Class A-1
                                 Net WAC Cap and the Class A-2 Net WAC Cap
                                 (adjusted, in the case of the Class A-2 Net WAC
                                 Cap, so as to be calculated on the basis of an
                                 assumed 360-day year and the actual number of
                                 days elapsed during the related accrual
                                 period).

                                 The Subordinate Net WAC Cap for any
                                 Distribution Date for the Class B-4 and the Class B-5 Certificates will be a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan
                                 Group the current principal balance of the related Class A Certificates) of the Class A-1
                                 Net WAC Cap and the Class A-2 Net WAC Cap
                                 (adjusted, in the case of the Class A-1 Net WAC
                                 Cap, so as to be calculated on the basis of an assumed 360-day year and 30-day accrual period).

SHORTFALL REIMBURSEMENT          If on any Distribution Date the pass-through
                                 rate on any class or classes of the Floating
                                 Rate Certificates is limited by the applicable
                                 Net WAC Cap, the amount of such interest that
                                 would have been distributed if the pass-through
                                 rate on the related class or classes of the
                                 Floating Rate Certificates had not been so
                                 limited by the applicable Net WAC Cap, up to
                                 but not exceeding the applicable Maximum Rate
                                 Cap, and the aggregate of such shortfalls from
                                 previous Distribution Dates together with
                                 accrued interest at the related pass-through
                                 rate (not limited by the applicable Net WAC
                                 Cap) will be carried over to the next
                                 Distribution Date until paid (herein referred
                                 to as "Carryover"). Such reimbursement will be
                                 paid only on a subordinated basis. No Carryover
                                 will be paid with respect to a class of
                                 Certificates once the principal balance has
                                 been reduced to zero.

CLASS A-2D LOCKOUT               For any Distribution Date, the product of (x)
DISTRIBUTION AMOUNT              the Class A-2D Lockout Distribution Percentage
                                 (as set forth in the table below) for that
                                 Distribution Date and (y) the Class A-2D Pro
                                 Rata Distribution Amount for that Distribution
                                 Date. In no event shall the Class A-2D Lockout
                                 Distribution Amount for a Distribution Date
                                 exceed the principal distribution amount for
                                 the Class A-2 Certificates for that
                                 Distribution Date or the certificate principal
                                 balance of the Class A-2D Certificates
                                 immediately prior to that Distribution Date.

CLASS A-2D LOCKOUT               For a Distribution Date in any period listed in
DISTRIBUTION PERCENTAGE          the table below, the applicable percentage
                                 listed opposite such period:

                                    Distribution Dates     Lockout Percentage
                                 -----------------------   ------------------
                                 May 2007 through and
                                    including April 2010            0%
                                 May 2010 through and
                                    including April 2012           45%
                                 May 2012 through and
                                    including April 2013           80%
                                 May 2013 through and
                                    including April 2014          100%
                                 May 2014 and thereafter          300%

CLASS A-2D PRO RATA              For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT              the product of (x) a fraction, the numerator of
                                 which is the certificate principal balance of
                                 the Class A-2D Certificates immediately prior
                                 to that Distribution Date and the denominator
                                 of which is the aggregate certificate principal
                                 balance of the Class A-2 Certificates
                                 immediately prior to that Distribution Date and
                                 (y) the amount of principal allocated to the
                                 Class A-2 Certificates for that Distribution
                                 Date.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

CASHFLOW PRIORITY                1.   Repayment of any unreimbursed Servicer
                                      advances.

                                 2.   Payment of Administrative Fees and any
                                      other amounts owed to the parties.

                                 3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap
                                      Payment or any Swap Termination Payment
                                      other than a Swap Termination Payment
                                      caused by a swap counterparty trigger
                                      event, to be paid from available interest funds.

                                 4.   Available interest funds not used as
                                      provided for in paragraph 3, as follows:
                                      monthly interest, including any unpaid
                                      monthly interest from prior months
                                      concurrently (i) pro rata to the Class
                                      A-1A, Class A-1B and Class A-1C
                                      Certificates from available interest funds related to the Adjustable Rate Mortgage
                                      Loans, and (ii) pro rata to the Class
                                      A-2A, Class A-2B, Class A-2C and Class
                                      A-2D Certificates from available interest funds related to the Fixed Rate Mortgage
                                      Loans; provided, that in the event that
                                      the available interest funds for any Loan
                                      Group is insufficient to make the related distributions set forth above, any available interest funds relating to the other Loan Group remaining after payment of the related interest distribution will be available to cover that shortfall.
                                      Thereafter monthly interest, including any unpaid monthly interest from prior months from all Mortgage Loans, to the Class M-1
                                      Certificates, then to the Class M-2
                                      Certificates, then to the Class M-3
                                      Certificates, then to the Class M-4
                                      Certificates, then to the Class M-5
                                      Certificates, then to the Class M-6
                                      Certificates, then to the Class B-1
                                      Certificates, then to the Class B-2
                                      Certificates, then to the Class B-3
                                      Certificates, then to the Class B-4
                                      Certificates, then to the Class B-5
                                      Certificates,



5.   Available principal funds less any amounts
                                      owing to the Swap Counterparty after
                                      payments made in paragraph 3 above, as
                                      described under "PRINCIPAL PAYDOWN", as
                                      follows: monthly principal to the Senior
                                      Certificates, then monthly principal to
                                      the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3
                                      Certificates, then monthly principal to
                                      the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6
                                      Certificates, then monthly principal to
                                      the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3
                                      Certificates, then monthly principal to
                                      the Class B-4 Certificates, then monthly principal to the Class B-5 Certificates,

                                 6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore the O/C Amount to the required level.

                                 7.   Remaining excess interest to pay Realized
                                      Losses on the Mezzanine and Subordinate
                                      Certificates in the same priority as in
                                      item 5 above.

                                 8. Remaining excess interest to pay Carryover resulting from the imposition of the applicable Net WAC Cap.

                                 9.   To the Swap Counterparty, any Swap
                                      Termination Payment caused by a swap
                                      counterparty trigger event.

                                 10.  Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates, or the Class B-4 and Class
                                      B-5 Certificates.

SUPPLEMENTAL INTEREST TRUST      Any Net Swap Payment received by the
DISTRIBUTIONS                    supplemental interest trust from the Swap
                                 Counterparty will be distributed in the
                                 following order of priority:

                                 1. To the Floating Rate Certificates, to pay accrued and unpaid interest to the extent unpaid from other available funds in the order described in item 4 under Cashflow
                                      Priority above.

                                 2.   In the order as described under "PRINCIPAL
                                      PAYDOWN" if necessary to restore the O/C
                                      Amount to the required level to the extent unpaid from other available funds.

                                 3.   To the Mezzanine and Subordinate
                                      Certificates (other than the Class B-4 and the Class B-5 Certificates), any remaining unpaid Realized Losses to the extent unpaid from other available funds.

                                 4.   To the Floating Rate Certificates, to pay
                                      Carryover resulting from the imposition of the applicable Net WAC Cap to the extent unpaid from other available funds.

                                 5.   Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates or the Class B-4 and Class
                                      B-5 Certificates.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

PRINCIPAL PAYDOWN

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Stepdown Date has occurred; and

ii)  A Trigger Event does not exist.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

(1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish the O/C Amount to the required level (the "Group I Principal Distribution Amount") will be paid to the Class A-1 Certificates. Amounts allocated to the Class A-1 Certificates shall be paid as follows: sequentially to the Class A-1A, Class A-1B and Class A-1C Certificates, with all amounts paid to the Class A-1A Certificates until its certificate principal balance has been reduced to zero, thereafter to the Class A-1B Certificates until its certificate principal balance has been reduced to zero and thereafter to the Class A-1C Certificates until its certificate principal balance has been reduced to zero.

(2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C Amount to the required level (the "Group II Principal Distribution Amount") will be paid to the Class A-2 Certificates. Amounts allocated to the Class A-2 Certificates shall be paid as follows: sequentially to the Class A-2D Certificates up to the Class A-2D Lockout Distribution Amount, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, until their certificate principal balances have been reduced to zero.

"Group I Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Adjustable Rate Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

"Group II Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Fixed Rate Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

After the certificate principal balance of either the Class A-1 Certificates or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 Certificates or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 Certificates and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in that order, until their respective aggregate certificate principal balance is reduced to zero.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Senior Certificates (allocated among the Senior Certificates as described above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, eleventh to the Class B-4 Certificates and twelfth to the Class B-5 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

                                 CLASS A     47.50%*
                                 CLASS M-1   40.30%*
                                 CLASS M-2   33.70%*
                                 CLASS M-3   29.60%*
                                 CLASS M-4   26.00%*
                                 CLASS M-5   22.70%*
                                 CLASS M-6   19.70%*
                                 CLASS B-1   16.70%*
                                 CLASS B-2   14.10%*
                                 CLASS B-3   11.70%*
                                 CLASS B-4   8.60%*
                                 CLASS B-5   6.40%*

                                 *    includes targeted overcollateralization

STEPDOWN DATE                    The earlier of (a) the first Distribution Date
                                 after the Distribution Date on which the
                                 aggregate certificate principal balance of the
                                 Senior Certificates is reduced to zero and (b)
                                 the later of (x) the Distribution Date in May
                                 2010 and (y) the first Distribution Date on
                                 which the Senior Enhancement Percentage is
                                 greater than or equal to approximately
                                 [47.50]%.

SENIOR ENHANCEMENT PERCENTAGE    On any Distribution Date, is the percentage
                                 obtained by dividing (x) the sum of (i) the
                                 aggregate certificate principal balance of the
                                 Mezzanine and Subordinate Certificates and (ii)
                                 the O/C Amount, in each case before taking into
                                 account principal distributions on such
                                 Distribution Date by (y) the principal balance
                                 of the Mortgage Loans as of the last day of the
                                 related collection period.

TRIGGER EVENT                    Is in effect on a Distribution Date if any one
(Preliminary and Subject to      of the following conditions exist as of the
Revision)                        last day of the immediately preceding
                                 collection period:

                                      i.  The "Rolling Six Month 60+ Day
                                          Delinquency Percentage" equals or
                                          exceeds 33.65% of the Senior
                                          Enhancement Percentage; or

                                      ii. The aggregate amount of realized
                                          losses on the Mortgage Loans incurred
                                          since the Cut-Off Date through the
                                          last day of such preceding collection
                                          period divided by the principal
                                          balance of the Mortgage Loans as of
                                          the Cut-Off Date exceeds the
                                          applicable percentages set forth below
                                          with respect to such Distribution
                                          Date:

                                 DISTRIBUTION DATE OCCURRING   LOSS PERCENTAGE
                                 ---------------------------   ---------------
                                 May 2009 - June 2010               1.30%
                                 May 2010 - June 2011               3.20%
                                 May 2011 - June 2012               5.10%
                                 May 2012 - June 2013               6.60%
                                 May 2013 - June 2014               7.45%
                                 May 2014 and thereafter            7.55%

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

60+ DAY DELINQUENT LOAN          Each Mortgage Loan with respect to which any
                                 portion of a monthly payment is, as of the last
                                 day of the prior collection period, two months
                                 or more past due, each Mortgage Loan in
                                 foreclosure, all REO Property and each Mortgage
                                 Loan for which the Mortgagor has filed for
                                 bankruptcy after the Closing Date.

ROLLING SIX MONTH 60+ DAY        With respect to any Distribution Date, the
DELINQUENCY PERCENTAGE           average of the percentage equivalents of the
                                 fractions determined for each of the six
                                 immediately preceding collection periods, the
                                 numerator of each of which is equal to the
                                 aggregate principal balance of Mortgage Loans
                                 that are 60+ Day Delinquent Loans as of the end
                                 of the day immediately preceding such
                                 collection period, and the denominator of which
                                 is the aggregate Mortgage Loan balance as of
                                 the end of the related collection period.

PROSPECTUS                       The Offered Certificates will be described in
                                 more detail in a Prospectus which includes a
                                 Prospectus Supplement (together, the
                                 "Prospectus"). Complete information with
                                 respect to the Offered Certificates and the
                                 Mortgage Loans is contained in the Prospectus.

MORTGAGE LOAN TABLES             The following tables describe the mortgage
                                 loans and the related mortgaged properties as
                                 of the close of business on the Cut-off Date.
                                 The sum of the columns below may not equal the
                                 total indicated due to rounding.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                             C-BASS SERIES 2007-CB4
               TOTAL MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

Statistical Calculation Date      April 1, 2007
Number of Mortgage Loans                  2,557
Total Original Balance             $504,209,959
Total Current Principal Balance    $502,660,072

                                     AVERAGE          RANGE
                                    --------   ---------------------
Average Original Balance            $197,188   $14,620 to $1,500,000
Average Current Principal Balance   $196,582   $14,569 to $1,496,659

                                                        WEIGHTED AVERAGE (1)          RANGE (1)
                                                        --------------------   ------------------------
Original Weighted Average Term                               356 months        120 months to 480 months
Remaining Weighted Average Term                              350 months         98 months to 478 months
Weighted Average Mortgage Rate                                 8.232%              5.000% to 13.875%
Weighted Average Margin (ARM Only)                             6.225%              1.474% to 8.800%
Weighted Average Maximum Rate (ARM Only)                      14.636%             11.000% to 19.500%
Weighted Average Minimum Rate (ARM Only)(1)                    8.251%              2.250% to 12.310%
Weighted Average Initial Cap (ARM Only)                        2.521%              1.000% to 6.000%
Weighted Average Periodic Cap (ARM Only)                       1.162%              1.000% to 8.000%
Weighted Average Months to Next Adjustment (ARM Only)         23 months          1 month to 117 months

Weighted Average Original LTV Ratio                            80.79%              8.00% to 100.00%
Weighted Average Combined Original LTV Ratio                   84.64%              8.00% to 101.03%
Weighted Average FICO Score                                      632                 500 to 819

                             PERCENT OF POOL
                             ---------------
Fixed Rate Mortgage Loans          33.28%
Adjustable Mortgage Loans          66.72%

Six Month LIBOR (ARM Only)        100.00%
One Year CMT (ARM Only)             0.00%

Arm 30/40 Balloon                  19.26%
Arm 30/45 Balloon                   0.37%
Arm 30/50 Balloon                   8.80%
Fixed 10/20 Balloon                 0.01%
Fixed 15/30 Balloon                 1.99%
Fixed 30/40 Balloon                 4.49%
Fixed 30/45 Balloon                 0.00%
Fixed 30/50 Balloon                 2.02%

First Liens                        97.39%
Second Liens                        2.61%

Interest Only Loans                17.62%

Sub-Prime Mortgage Loans           96.45%

Prepayment Charges                 80.73%

Seller Financed Loans               2.92%

(1)  Non-zero Weighted Average and Minimum Value

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL MORTGAGE           MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN PRINCIPAL BALANCE ($)    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
--------------------------  --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 50,000.00                270     9,442,919.88         1.88    10.102     89.31       664     39.55
50,000.01 to 100,000.00          407    29,692,492.19         5.91     9.090     81.64       641     37.49
100,000.01 to 150,000.00         454    56,737,211.21        11.29     8.663     77.26       615     38.78
150,000.01 to 200,000.00         425    74,029,765.74        14.73     8.435     80.56       621     40.56
200,000.01 to 250,000.00         318    70,730,663.48        14.07     8.321     81.84       621     41.36
250,000.01 to 300,000.00         231    62,864,184.55        12.51     8.227     81.49       625     43.63
300,000.01 to 350,000.00         139    44,951,124.36         8.94     8.029     80.35       622     41.38
350,000.01 to 400,000.00          94    35,252,873.58         7.01     7.810     82.90       640     40.45
400,000.01 to 450,000.00          79    33,633,672.54         6.69     7.784     82.56       652     44.46
450,000.01 to 500,000.00          52    24,769,712.03         4.93     7.540     82.49       652     44.75
500,000.01 to 550,000.00          27    14,181,899.27         2.82     7.454     79.95       636     40.60
550,000.01 to 600,000.00          13     7,441,011.77         1.48     7.885     81.85       652     46.80
600,000.01 to 650,000.00          15     9,391,013.64         1.87     7.506     78.21       676     39.51
650,000.01 to 700,000.00           9     6,085,093.68         1.21     8.092     85.67       675     46.33
700,000.01 to 750,000.00          11     8,040,113.27         1.60     7.536     78.59       651     44.75
750,000.01 to 800,000.00           1       767,820.00         0.15     6.750     80.00       683     42.61
800,000.01 to 850,000.00           2     1,690,787.63         0.34     7.325     84.65       678     45.89
850,000.01 to 900,000.00           1       862,500.00         0.17     9.050     75.00       611     45.67
1,000,000.01 or greater            9    12,095,213.37         2.41     7.944     68.63       658     44.84
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

               MORTGAGE LOAN PRINCIPAL BALANCES AS OF CUT-OFF DATE

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
CURRENT MORTGAGE            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN PRINCIPAL BALANCE ($)    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
--------------------------  --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 50,000.00                278     9,783,385.92         1.95    10.025     88.60       663     39.30
50,000.01 to 100,000.00          401    29,542,123.93         5.88     9.086     81.77       642     37.52
100,000.01 to 150,000.00         456    57,131,718.98        11.37     8.668     77.29       615     38.80
150,000.01 to 200,000.00         422    73,643,103.00        14.65     8.431     80.49       622     40.55
200,000.01 to 250,000.00         319    71,031,252.86        14.13     8.321     81.98       621     41.45
250,000.01 to 300,000.00         233    63,555,585.01        12.64     8.223     81.39       626     43.67
300,000.01 to 350,000.00         136    44,110,589.58         8.78     8.023     80.22       621     41.22
350,000.01 to 400,000.00          94    35,303,368.77         7.02     7.816     83.06       640     40.46
400,000.01 to 450,000.00          79    33,672,725.34         6.70     7.770     82.48       654     44.24
450,000.01 to 500,000.00          51    24,330,766.17         4.84     7.561     82.64       651     44.98
500,000.01 to 550,000.00          28    14,731,184.82         2.93     7.460     80.32       634     40.97
550,000.01 to 600,000.00          12     6,891,726.22         1.37     7.907     81.20       658     46.51
600,000.01 to 650,000.00          15     9,391,013.64         1.87     7.506     78.21       676     39.51
650,000.01 to 700,000.00           9     6,085,093.68         1.21     8.092     85.67       675     46.33
700,000.01 to 750,000.00          11     8,040,113.27         1.60     7.536     78.59       651     44.75
750,000.01 to 800,000.00           1       767,820.00         0.15     6.750     80.00       683     42.61
800,000.01 to 850,000.00           2     1,690,787.63         0.34     7.325     84.65       678     45.89
850,000.01 to 900,000.00           1       862,500.00         0.17     9.050     75.00       611     45.67
1,000,000.01 or greater            9    12,095,213.37         2.41     7.944     68.63       658     44.84
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                             CURRENT MORTGAGE RATES

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
CURRENT MORTGAGE RATE (%)     LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------------------   --------  ---------------  -----------  --------  --------  --------  --------
4.501 to 5.000                     5       784,632.05         0.16     5.000     90.27       673     55.01
5.001 to 5.500                     2       200,241.29         0.04     5.451     89.43       745      0.00
5.501 to 6.000                    29     5,728,088.57         1.14     5.900     74.98       694     41.06
6.001 to 6.500                    83    23,005,389.28         4.58     6.354     72.66       664     40.29
6.501 to 7.000                   278    63,673,730.38        12.67     6.844     77.59       669     40.84
7.001 to 7.500                   310    75,528,730.89        15.03     7.306     78.76       658     41.85
7.501 to 8.000                   440    99,890,263.05        19.87     7.796     78.74       636     42.29
8.001 to 8.500                   288    62,569,768.54        12.45     8.301     81.10       619     42.13
8.501 to 9.000                   324    62,273,370.67        12.39     8.797     85.08       609     40.49
9.001 to 9.500                   175    34,166,016.72         6.80     9.277     87.96       610     41.96
9.501 to 10.000                  193    29,963,446.50         5.96     9.797     88.12       602     42.17
10.001 to 10.500                  78     9,667,122.28         1.92    10.336     82.19       588     40.97
10.501 to 11.000                  75    10,445,196.70         2.08    10.806     83.07       590     42.29
11.001 to 11.500                  80     9,540,044.18         1.90    11.334     77.67       576     41.29
11.501 to 12.000                  80     6,809,426.64         1.35    11.800     79.65       588     43.02
12.001 to 12.500                  50     2,711,699.95         0.54    12.318     92.35       625     39.19
12.501 to 13.000                  43     4,698,842.03         0.93    12.916     75.70       586     44.23
13.001 to 13.500                  19       755,854.89         0.15    13.252     96.30       633     35.93
13.501 to 14.000                   5       248,207.58         0.05    13.776     97.17       664     33.85
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======    ======     =====       ===     =====

                       REMAINING MONTHS TO STATED MATURITY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
REMAINING TERM (MONTHS)       LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-----------------------     --------  ---------------  -----------  --------  --------  --------  --------
61 to 120                         13       715,507.44         0.14     7.261     75.51       699     29.33
121 to 180                       265    17,308,519.51         3.44     9.934     86.32       658     41.02
181 to 240                        69     5,139,576.52         1.02     7.985     75.51       690     38.26
241 to 300                        23     2,507,958.29         0.50     7.263     83.14       717     36.70
301 to 360                      2117   458,269,318.12        91.17     8.164     80.11       631     41.65
361 or greater                    70    18,719,192.31         3.72     8.552     93.60       618     43.11
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                            MORTGAGE LOAN AGE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
MORTGAGE LOAN AGE (MONTHS)    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
--------------------------  --------  ---------------  -----------  --------  --------  --------  --------
1 to 6                         1,444   308,899,453.46        61.45     8.174     79.66       629     41.16
7 to 12                          889   164,734,177.53        32.77     8.453     82.67       639     42.54
13 to 18                         117    16,707,577.92         3.32     7.770     81.28       627     44.35
19 to 24                          39     5,021,946.70         1.00     7.295     84.76       631     41.83
25 to 30                          12     1,340,224.13         0.27     8.270     86.96       623     40.50
31 to 36                          36     4,203,229.27         0.84     7.200     81.60       618     35.28
37 to 42                          20     1,753,463.18         0.35     7.184     81.29       635     35.22
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL LOAN-TO-VALUE      MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
RATIO (%)                     LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------------------      --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 25.00                     19     1,299,682.37         0.26     8.285     20.71       619     30.90
25.01 to 30.00                     9     1,352,127.75         0.27     8.030     28.77       617     41.50
30.01 to 35.00                    14     1,634,780.50         0.33     7.694     33.93       633     38.64
35.01 to 40.00                    29     3,584,198.50         0.71     7.595     38.26       639     39.07
40.01 to 45.00                    28     4,555,289.43         0.91     7.612     42.04       611     39.17
45.01 to 50.00                    29     4,337,976.16         0.86     7.734     47.26       626     39.48
50.01 to 55.00                    43     7,722,642.61         1.54     8.273     52.84       592     42.15
55.01 to 60.00                    76    16,294,003.68         3.24     7.878     57.70       607     41.11
60.01 to 65.00                   111    24,995,573.40         4.97     8.695     63.24       605     44.54
65.01 to 70.00                   138    31,047,255.59         6.18     8.341     68.48       615     41.59
70.01 to 75.00                   135    31,418,185.38         6.25     8.295     73.86       617     42.04
75.01 to 80.00                   631   146,389,130.55        29.12     7.697     79.73       644     42.28
80.01 to 85.00                   199    46,777,526.84         9.31     8.089     84.24       632     41.67
85.01 to 90.00                   394    84,208,974.55        16.75     8.362     89.54       627     40.37
90.01 to 95.00                   292    46,985,677.02         9.35     8.352     94.44       648     41.24
95.01 to 100.00                  410    50,057,047.86         9.96     9.536     99.69       643     41.38
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.61% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 95.55%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL COMBINED           MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN-TO-VALUE RATIO (%)       LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-----------------------     --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 25.00                     19     1,299,682.37         0.26     8.285     20.71       619     30.90
25.01 to 30.00                     9     1,352,127.75         0.27     8.030     28.77       617     41.50
30.01 to 35.00                    14     1,634,780.50         0.33     7.694     33.93       633     38.64
35.01 to 40.00                    29     3,584,198.50         0.71     7.595     38.26       639     39.07
40.01 to 45.00                    28     4,555,289.43         0.91     7.612     42.04       611     39.17
45.01 to 50.00                    28     4,205,976.16         0.84     7.647     47.32       628     39.85
50.01 to 55.00                    43     7,722,642.61         1.54     8.273     52.84       592     42.15
55.01 to 60.00                    76    16,294,003.68         3.24     7.878     57.70       607     41.11
60.01 to 65.00                   111    25,019,097.20         4.98     8.693     63.14       605     44.43
65.01 to 70.00                   134    30,085,867.10         5.99     8.320     68.43       614     41.27
70.01 to 75.00                   127    28,149,363.50         5.60     8.345     73.76       614     41.41
75.01 to 80.00                   278    55,292,690.78        11.00     7.945     79.33       627     39.78
80.01 to 85.00                   188    44,076,386.65         8.77     8.096     84.06       629     41.52
85.01 to 90.00                   389    83,616,895.56        16.63     8.338     89.13       630     40.34
90.01 to 95.00                   328    55,836,996.38        11.11     8.313     92.23       647     41.56
95.01 to 100.00                  754   139,486,236.97        27.75     8.270     87.22       649     43.09
100.01 to 105.00                   2       447,837.05         0.09     8.038     87.85       662     42.92
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 8.00% to 101.03% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 84.64%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 2.61% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 95.55%. Approximately 20.40% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.04%.

                               ORIGINATOR SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
ORIGINATOR                    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------                  --------  ---------------  -----------  --------  --------  --------  --------
Peoples Choice                   441   100,243,455.53        19.94     7.854     78.36       636     43.43
New Century                      339   100,104,394.22        19.91     8.001     81.46       647     42.54
Wilmington Finance Inc.          449    92,697,806.39        18.44     7.954     77.04       627     38.13
Fieldstone                       265    64,984,972.33        12.93     8.344     87.39       634     41.60
Other                           1063   144,629,443.72        28.77     8.782     81.45       622     42.07
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                            OCCUPANCY STATUS SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
OCCUPANCY STATUS              LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------------            --------  ---------------  -----------  --------  --------  --------  --------
Owner Occupied                 2,268   455,903,517.52        90.70     8.203     80.60       629     41.84
Non-Owner Occupied               256    38,409,206.81         7.64     8.563     83.15       667     39.45
Second Home                       33     8,347,347.86         1.66     8.278     80.51       644     38.21
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

                              PROPERTY TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
PROPERTY TYPE                 LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------               --------  ---------------  -----------  --------  --------  --------  --------
Single Family Residence        1,877   351,591,880.40        69.95     8.234     80.49       632     41.17
PUD                              377    86,313,007.96        17.17     8.166     82.01       626     42.31
Condominium                      166    30,009,230.42         5.97     8.540     82.09       633     41.75
Two Family                        91    21,283,885.43         4.23     7.947     80.38       640     45.87
Four Family                       21     7,781,372.24         1.55     8.618     77.83       681     41.95
Three Family                      18     4,885,908.85         0.97     8.202     79.93       659     42.54
Townhouse                          7       794,786.89         0.16     7.136     77.80       683     23.13
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

                              LOAN PURPOSE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN PURPOSE                  LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------                --------  ---------------  -----------  --------  --------  --------  --------
Cash Out                       1,288   283,819,826.05        56.46     8.192     77.46       624     41.12
Purchase                       1,015   172,811,797.23        34.38     8.396     86.79       645     43.08
Rate Term Refinance              254    46,028,448.91         9.16     7.867     78.79       637     39.54
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                           DOCUMENTATION TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
DOCUMENTATION TYPE            LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------------          --------  ---------------  -----------  --------  --------  --------  --------
Full                           1,257   240,787,203.45        47.90     8.112     82.38       622     40.45
Stated/Stated                    478   109,816,551.54        21.85     8.265     78.30       640     41.54
Stated                           452   102,018,833.80        20.30     8.590     77.84       636     44.66
None                             272    25,945,047.56         5.16     8.215     85.33       675     36.00
Limited                           85    21,718,506.16         4.32     7.718     83.55       641     40.76
Alternative                       13     2,373,929.68         0.47     8.349     87.08       595     40.17
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                              PRODUCT TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
PRODUCT TYPE                  LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------                --------  ---------------  -----------  --------  --------  --------  --------
Fixed - 10 Year                    7       217,302.69         0.04     8.469     90.19       661     47.80
Fixed - 11 Year                    8       701,192.82         0.14     6.938     65.21       728     32.23
Fixed - 12 Year                   14     1,215,922.85         0.24     7.095     73.84       740     35.35
Fixed - 15 Year                   53     5,588,714.88         1.11     7.693     71.06       633     39.90
Fixed - 16 Year                    6       416,014.27         0.08     6.985     63.53       710     33.83
Fixed - 17 Year                    4       381,799.49         0.08     6.993     75.03       712     36.82
Fixed - 18 Year                    5       713,664.89         0.14     7.228     63.87       727     38.85
Fixed - 19 Year                    3       254,442.37         0.05     7.177     82.08       739     37.36
Fixed - 20 Year                   51     3,411,280.47         0.68     8.442     76.79       668     39.28
Fixed - 21 Year                    7       678,444.81         0.13     7.110     85.94       714     35.75
Fixed - 22 Year                    6       867,272.60         0.17     6.984     78.36       735     36.06
Fixed - 24 Year                    9       816,951.91         0.16     7.156     85.60       743     35.74
Fixed - 25 Year                    4       388,200.63         0.08     8.015     83.41       616     42.80
Fixed - 30 Year                  699   108,678,326.89        21.62     7.888     79.76       644     39.48
Fixed - 40 Year                    2       243,978.21         0.05     9.224     99.98       590     45.23
Balloon - 10/20                    1        34,982.52         0.01     6.000     94.74       608      0.00
Balloon - 15/30                  192     9,985,374.56         1.99    11.684     97.84       661     42.40
Balloon - 30/40                   99    22,565,250.38         4.49     7.915     75.88       639     41.59
Balloon - 30/50                   38    10,144,573.07         2.02     7.471     79.77       661     41.29
Six Month LIBOR Loans              1       104,202.74         0.02     9.939     95.00       594     33.40
ARM - 2 Year/6 Month             531   119,587,409.28        23.79     8.657     79.90       619     42.28
ARM - 2 Year/6 Month (40
   due in 30)                    249    65,731,373.73        13.08     8.354     80.29       617     43.97
ARM - 2 Year/6 Month (50
   due in 30)                    110    32,036,148.38         6.37     7.753     79.81       643     42.84
ARM - 2 Year/6 Month (40
   Yr)                            64    17,645,221.32         3.51     8.584     93.76       617     43.28
ARM - 2 Year/6 Month (Dual
   Amort)                          4     1,354,041.29         0.27     8.753     83.36       601     44.78
ARM - 3 Year/6 Month             170    43,086,448.05         8.57     8.089     84.03       630     39.91
ARM - 3 Year/6 Month (40
   due in 30)                    116    29,613,999.08         5.89     8.202     81.06       615     42.29
ARM - 3 Year/6 Month (45
   due in 30)                      2       326,199.71         0.06     8.735     86.63       597     43.31
ARM - 3 Year/6 Month (50
   due in 30)                     44    10,884,097.40         2.17     7.752     77.95       646     40.80
ARM - 3 Year/6 Month (40
   Yr)                             3       738,324.35         0.15     7.727     88.06       638     38.71
ARM - 5 Year/6 Month              33     9,318,542.02         1.85     7.237     77.81       657     40.76
ARM - 5 Year/6 Month (40
   due in 30)                      7     1,471,926.68         0.29     8.467     83.89       649     47.57
ARM - 5 Year/6 Month (50
   due in 30)                      4     1,124,653.40         0.22     7.516     74.98       671     47.68
ARM - 5 Year/6 Month (40
   Yr)                             1        91,668.43         0.02     7.250     90.00       679     41.15
ARM - 10 Year/6 Month              2       539,252.49         0.11     6.835     71.60       697     48.60
ARM - 2 Year/1 Year (45
   due in 30)                      4       847,530.66         0.17     7.602     80.52       635     42.53
ARM - 3 Year/1 Year (45
   due in 30)                      3       675,764.14         0.13     9.036     89.70       570     26.83
ARM - 3 Year/1 Year (50
   due in 30)                      1       179,578.73         0.04     5.000     80.00       635     55.01
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                               INDEX TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
INDEX TYPE                    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------                  --------  ---------------  -----------  --------  --------  --------  --------
LIBOR - 6 Month                1,349   335,356,381.88        66.72     8.313     81.26       624     42.36
Fixed Rate                     1,208   167,303,690.31        33.28     8.071     79.84       649     39.98
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

                             GEOGRAPHIC DISTRIBUTION

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
STATE                         LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-----                       --------  ---------------  -----------  --------  --------  --------  --------
California                       390   124,524,300.87        24.77     7.809     76.71       644     43.63
Florida                          429    89,009,826.41        17.71     8.296     79.19       622     42.41
Arizona                          147    28,281,989.19         5.63     8.198     79.77       628     41.42
New York                         174    28,055,757.26         5.58     8.332     81.89       655     43.54
Texas                            230    25,676,149.60         5.11     8.608     84.47       626     39.77
Washington                       101    23,303,060.97         4.64     8.210     85.11       635     40.64
Nevada                            65    14,929,165.82         2.97     8.120     81.51       629     41.83
Illinois                          76    14,278,972.66         2.84     8.445     83.72       614     41.99
Pennsylvania                      79    12,755,679.86         2.54     8.325     78.35       634     38.72
Maryland                          52    11,603,098.34         2.31     8.057     82.36       632     42.89
New Jersey                        52    11,393,593.57         2.27     8.620     78.20       619     42.23
Oregon                            57    11,030,762.82         2.19     8.229     82.86       624     42.88
Georgia                           70    10,848,084.19         2.16     8.906     88.70       615     37.90
Virginia                          44     8,132,816.87         1.62     8.305     79.28       619     41.06
Colorado                          40     7,590,128.13         1.51     8.362     84.68       619     40.67
Michigan                          61     7,532,059.24         1.50     8.872     87.60       633     41.61
Connecticut                       39     6,690,637.90         1.33     7.967     81.37       629     40.87
Utah                              32     6,425,834.19         1.28     8.529     88.57       642     36.74
Tennessee                         44     5,467,033.43         1.09     8.689     85.89       630     35.15
Hawaii                            13     5,198,049.91         1.03     7.421     74.18       648     42.82
Other                            362    49,933,070.96         9.93     8.611     85.20       628     37.59
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                    ORIGINAL PREPAYMENT PENALTY TERM SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL PREPAYMENT         MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
PENALTY (MONTHS)              LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------------         --------  ---------------  -----------  --------  --------  --------  --------
0                                742    96,850,289.96        19.27     8.533     83.24       644     40.39
2                                  2       386,298.93         0.08     8.195     88.23       646     28.52
6                                  4       883,332.63         0.18     7.627     81.67       648     43.63
12                                93    27,463,552.57         5.46     8.699     78.86       639     44.09
24                               847   197,240,672.01        39.24     8.347     81.71       623     42.92
30                                 1       220,425.62         0.04     9.200    100.00       598     49.62
36                               850   178,222,018.02        35.46     7.859     78.65       634     40.34
60                                18     1,393,482.45         0.28     9.869     87.19       641     45.07
                               -----   --------------       ------     -----    ------       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====    ======       ===     =====

                               FICO SCORE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
FICO SCORE                    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------                  --------  ---------------  -----------  --------  --------  --------  --------
476 to 500                         5       736,377.89         0.15     9.354     78.43       500     33.41
501 to 525                       101    18,327,873.46         3.65     9.783     74.36       514     42.49
526 to 550                       179    32,916,668.53         6.55     9.123     74.21       538     41.16
551 to 575                       250    47,540,962.93         9.46     8.681     78.37       564     40.29
576 to 600                       296    59,792,598.25        11.90     8.554     82.64       588     41.08
601 to 625                       369    81,143,339.12        16.14     8.261     80.14       613     42.24
626 to 650                       425    79,822,005.06        15.88     8.161     81.85       638     41.88
651 to 675                       304    61,096,078.02        12.15     7.863     82.72       662     41.21
676 to 700                       225    43,693,893.67         8.69     7.892     83.73       687     43.55
701 to 725                       149    28,002,429.39         5.57     7.685     82.79       711     41.21
726 to 750                       118    24,820,169.29         4.94     7.452     80.85       736     41.53
751 to 775                        89    16,094,160.96         3.20     7.321     81.17       760     42.66
776 to 800                        40     7,671,518.50         1.53     7.200     81.54       785     38.08
801 to 825                         7     1,001,997.12         0.20     7.097     75.15       807     34.85
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                           DELINQUENCY STATUS SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
DELINQUENCY STATUS            LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------------          --------  ---------------  -----------  --------  --------  --------  --------
Current                        2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

                              LIEN POSITION SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LIEN POSITION                 LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------               --------  ---------------  -----------  --------  --------  --------  --------
1st Lien                       2,301   489,558,295.29        97.39     8.145     80.40       631     41.59
2nd Lien                         256    13,101,776.90         2.61    11.470     95.55       665     42.40
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======    ======     =====       ===     =====

                           INTEREST ONLY TERM SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
INTEREST ONLY TERM          MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
(MONTHS)                      LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------------          --------  ---------------  -----------  --------  --------  --------  --------
0                              2,275   414,086,309.94        82.38     8.334     80.81       628     41.29
12                                 2       258,500.00         0.05     9.097     99.81       676      0.00
24                                 7     1,561,644.72         0.31     7.079     77.86       665     44.40
60                               245    77,835,138.94        15.48     7.817     80.88       652     43.07
72                                11     3,695,332.69         0.74     6.908     78.43       650     39.19
84                                 5     2,164,980.28         0.43     7.319     78.68       674     43.14
120                               12     3,058,165.62         0.61     7.816     80.80       632     49.89
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         2,557   502,660,072.19       100.00     8.232     80.79       632     41.62
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                         NOTE MARGIN SUMMARY (ARM ONLY)

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
MARGIN (%)                    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------                  --------  ---------------  -----------  --------  --------  --------  --------
1.001 to 1.500                     1       204,227.43         0.06     6.850     69.05       653     17.10
2.001 to 2.500                     1       154,150.00         0.05     7.875     99.98       755     36.09
2.501 to 3.000                     1       120,000.00         0.04     8.375     86.33       701     54.48
3.501 to 4.000                     3       924,911.93         0.28     6.946     73.02       690     35.68
4.001 to 4.500                     9     2,725,432.60         0.81     7.261     68.14       626     45.36
4.501 to 5.000                    42    10,330,811.56         3.08     6.979     81.93       669     41.33
5.001 to 5.500                   143    35,796,071.33        10.67     8.218     85.89       621     41.58
5.501 to 6.000                   327    84,753,419.90        25.27     8.487     81.23       622     42.12
6.001 to 6.500                   422   114,356,793.47        34.10     8.023     79.82       635     43.30
6.501 to 7.000                   216    47,504,276.34        14.17     8.530     80.55       605     41.80
7.001 to 7.500                    75    16,304,216.01         4.86     8.831     79.53       604     41.84
7.501 to 8.000                    98    19,621,719.28         5.85     9.194     85.82       607     42.21
8.001 to 8.500                     8     2,030,053.60         0.61     9.710     82.70       587     40.22
8.501 to 9.000                     3       530,298.43         0.16    10.280     95.18       574     39.26
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                  NEXT RATE ADJUSTMENT DATE SUMMARY (ARM ONLY)

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
NEXT RATE ADJUSTMENT DATE     LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------------------   --------  ---------------  -----------  --------  --------  --------  --------
May 2007                           1       141,106.69         0.04     9.665     70.00       504     50.66
June 2007                          1       132,642.54         0.04     9.750     95.00       562     33.50
July 2007                          7     1,424,777.50         0.42     7.932     84.08       583     42.36
August 2007                        3       554,696.71         0.17     9.110     84.15       570     28.95
September 2007                     8     1,981,357.03         0.59     6.621     85.85       594     40.98
October 2007                       8     1,436,642.63         0.43     7.217     79.01       639     40.66
November 2007                     10     2,013,921.84         0.60     7.696     77.60       593     46.35
December 2007                      6     1,834,409.24         0.55     7.395     80.12       607     45.15
January 2008                       7     2,294,157.97         0.68     7.909     81.84       550     51.51
February 2008                      2       334,682.59         0.10     8.243     85.92       598     46.53
March 2008                         8     1,920,986.82         0.57     8.816     81.39       582     45.48
April 2008                        16     4,276,839.12         1.28     8.138     87.01       620     41.05
May 2008                           9     2,391,769.37         0.71     7.881     82.05       584     38.79
June 2008                          6     1,859,484.85         0.55     9.596     82.84       581     50.38
July 2008                         45    12,434,054.93         3.71     8.364     82.32       643     44.18
August 2008                       60    22,121,409.04         6.60     8.253     79.80       644     42.47
September 2008                    85    19,357,783.80         5.77     9.241     76.28       608     44.36
October 2008                      57    12,301,871.75         3.67     8.974     79.64       599     45.91
May 2009                          43     9,897,963.18         2.95     8.951     85.33       612     41.05
December 2008                    115    26,784,129.18         7.99     8.836     86.26       609     43.50
January 2009                     175    42,171,650.45        12.58     8.219     82.56       636     43.45
February 2009                    281    67,662,693.73        20.18     8.236     78.75       624     41.23
March 2009                        15     3,195,791.15         0.95     8.327     79.39       586     41.71
April 2009                         1       197,671.65         0.06     9.050     88.01       519     45.54
May 2009                           5     1,047,195.66         0.31     8.852     90.67       550     32.16
July 2009                         38    10,432,195.58         3.11     7.798     87.89       641     41.72
August 2009                       84    22,437,741.90         6.69     8.333     83.99       623     41.89
September 2009                    26     6,842,162.80         2.04     8.136     82.92       619     42.16
October 2009                      11     3,197,841.82         0.95     8.962     78.35       604     45.94
November 2009                      5     1,323,855.90         0.39     7.597     72.16       582     41.28
December 2009                     13     3,325,321.54         0.99     7.738     87.04       655     42.55
January 2010                      35     9,247,897.60         2.76     7.792     80.47       634     39.12
February 2010                    105    23,915,496.87         7.13     8.017     79.44       635     40.49
March 2010                        11     2,318,135.43         0.69     8.257     76.07       606     30.40
November 2010                      1       208,921.55         0.06     6.550     52.61       554     50.76
July 2011                          5     2,125,191.04         0.63     7.747     81.67       669     45.22
August 2011                       14     4,024,007.33         1.20     6.964     75.82       641     38.37
September 2011                     4       547,438.49         0.16     7.865     91.93       692     38.63
October 2011                       3       500,886.09         0.15     8.122     62.78       647     48.84
November 2011                      2       371,310.18         0.11     7.551     84.24       640     53.56
December 2011                      2       632,750.07         0.19     8.772     85.60       600     43.85
January 2012                       5     1,518,651.54         0.45     7.741     88.34       661     42.01
February 2012                      9     2,077,634.24         0.62     7.066     72.22       700     42.56
September 2016                     1       262,500.00         0.08     6.450     64.18       767     49.20
January 2017                       1       276,752.49         0.08     7.200     78.64       630     48.03
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                         MAXIMUM RATE SUMMARY (ARM ONLY)

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
MAXIMUM RATE (%)              LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------------            --------  ---------------  -----------  --------  --------  --------  --------
10.501 to 11.000                   1       179,578.73         0.05     5.000     80.00       635     55.01
11.501 to 12.000                   5     1,828,428.88         0.55     6.744     74.87       668     34.96
12.001 to 12.500                  24     8,833,763.43         2.63     6.398     77.95       661     46.54
12.501 to 13.000                  84    22,741,206.94         6.78     6.801     77.80       663     41.09
13.001 to 13.500                 128    36,530,247.96        10.89     7.254     77.80       648     41.81
13.501 to 14.000                 221    54,916,837.29        16.38     7.605     80.06       635     42.40
14.001 to 14.500                 176    45,675,216.27        13.62     8.026     81.92       622     42.53
14.501 to 15.000                 217    60,010,525.25        17.89     8.381     83.23       623     42.15
15.001 to 15.500                 151    35,610,425.04        10.62     8.797     86.20       615     42.31
15.501 to 16.000                 112    24,644,921.00         7.35     9.271     86.35       603     42.80
16.001 to 16.500                  62    13,565,165.14         4.04     9.612     80.98       609     42.90
16.501 to 17.000                  58    10,808,071.74         3.22    10.118     82.45       589     42.40
17.001 to 17.500                  31     5,108,562.09         1.52    10.834     75.21       564     38.71
17.501 to 18.000                  38     7,423,468.11         2.21    11.212     78.03       572     45.17
18.001 to 18.500                   8     1,157,247.23         0.35    11.594     84.14       550     42.27
18.501 to 19.000                  16     3,642,488.70         1.09    12.833     66.87       555     43.16
19.001 to 19.500                  17     2,680,228.08         0.80    11.510     65.82       554     43.76
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                         MINIMUM RATE SUMMARY (ARM ONLY)

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
MINIMUM RATE (%)              LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------------            --------  ---------------  -----------  --------  --------  --------  --------
None                             152    36,104,000.15        10.77     8.719     77.46       614     40.55
2.001 to 2.500                     1       154,150.00         0.05     7.875     99.98       755     36.09
2.501 to 3.000                     1       120,000.00         0.04     8.375     86.33       701     54.48
4.501 to 5.000                     1       179,578.73         0.05     5.000     80.00       635     55.01
5.001 to 5.500                     1       496,000.00         0.15     8.050     80.00       620     59.19
5.501 to 6.000                     6     2,437,515.17         0.73     5.823     76.41       686     43.23
6.001 to 6.500                    30    10,012,455.55         2.99     6.448     77.68       664     46.00
6.501 to 7.000                    98    29,324,878.42         8.74     6.860     79.82       663     41.64
7.001 to 7.500                   143    43,982,510.77        13.12     7.341     78.85       647     42.15
7.501 to 8.000                   218    59,827,888.13        17.84     7.784     79.27       633     43.47
8.001 to 8.500                   178    44,010,698.10        13.12     8.302     81.96       616     42.08
8.501 to 9.000                   178    41,320,545.71        12.32     8.783     85.99       611     41.62
9.001 to 9.500                   116    25,936,808.16         7.73     9.267     88.08       612     42.62
9.501 to 10.000                  101    20,360,808.23         6.07     9.740     88.41       595     42.57
10.001 to 10.500                  40     6,538,283.23         1.95    10.338     79.92       578     41.41
10.501 to 11.000                  35     6,321,404.66         1.88    10.771     82.78       589     43.89
11.001 to 11.500                  34     5,693,228.12         1.70    11.345     70.19       547     43.28
11.501 to 12.000                  13     2,283,729.13         0.68    11.795     65.70       532     44.14
12.001 to 12.500                   3       251,899.62         0.08    12.238     81.12       538     19.83
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

                  INITIAL PERIODIC RATE CAP SUMMARY (ARM ONLY)

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
INITIAL PERIODIC RATE       MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
CAP (%)                       LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
---------------------       --------  ---------------  -----------  --------  --------  --------  --------
1.000                             17     4,233,743.45         1.26     8.270     81.80       597     44.87
1.500                             18     4,458,348.12         1.33     7.859     80.63       623     42.02
2.000                            550   149,680,697.92        44.63     8.283     80.46       627     41.43
3.000                            750   175,017,786.78        52.19     8.319     82.07       622     43.08
5.000                             12     1,607,741.56         0.48    11.484     67.06       526     42.64
6.000                              2       358,064.05         0.11     9.323     88.60       684     37.03
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                      PERIODIC RATE CAP SUMMARY (ARM ONLY)

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
PERIODIC RATE CAP (%)         LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
---------------------       --------  ---------------  -----------  --------  --------  --------  --------
 1.000                         1,016   241,548,629.02        72.03     8.274     81.58       622     42.31
 1.500                           296    86,897,475.07        25.91     8.200     81.51       637     42.24
 2.000                            19     3,952,938.41         1.18    10.824     69.00       538     44.48
 3.000                            17     2,749,609.33         0.82    11.426     64.63       545     46.79
 8.000                             1       207,730.05         0.06    11.500     65.00       650     48.49
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                             C-BASS SERIES 2007-CB4
          ADJUSTABLE RATE MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

Statistical Calculation Date      April 1, 2007
Number of Mortgage Loans                  1,349
Total Original Balance             $335,851,443
Total Current Principal Balance    $335,356,382

                                     AVERAGE           RANGE
                                    --------   ---------------------
Average Original Balance            $248,963   $30,400 to $1,500,000
Average Current Principal Balance   $248,596   $28,416 to $1,496,659

                                                WEIGHTED
                                               AVERAGE (1)           RANGE (1)
                                               -----------   ------------------------
Original Weighted Average Term                  367 months   360 months to 480 months
Remaining Weighted Average Term                 361 months   327 months to 478 months
Weighted Average Mortgage Rate                    8.313%         5.000% to 13.270%
Weighted Average Margin                           6.225%         1.474% to 8.800%
Weighted Average Maximum Rate                    14.636%        11.000% to 19.500%
Weighted Average Minimum Rate(1)                  8.251%         2.250% to 12.310%
Weighted Average Initial Cap                      2.521%         1.000% to 6.000%
Weighted Average Periodic Cap                     1.162%         1.000% to 8.000%
Weighted Average Months to Next Adjustment       23 months     1 month to 117 months

Weighted Average Original LTV Ratio               81.26%         18.52% to 100.00%
Weighted Average Combined Original LTV Ratio      85.98%         18.52% to 100.00%
Weighted Average FICO Score                         624             500 to 813

                            PERCENT
                            OF POOL
                            -------
Fixed Rate Mortgage Loans      0.00%
Adjustable Mortgage Loans    100.00%

Six Month LIBOR              100.00%
One Year CMT                   0.00%

Arm 30/40 Balloon             28.87%
Arm 30/45 Balloon              0.55%
Arm 30/50 Balloon             13.19%
Fixed 10/20 Balloon            0.00%
Fixed 15/30 Balloon            0.00%
Fixed 30/40 Balloon            0.00%
Fixed 30/45 Balloon            0.00%
Fixed 30/50 Balloon            0.00%

First Liens                  100.00%
Second Liens                   0.00%

Interest Only Loans           21.99%

Sub-Prime Mortgage Loans      99.52%

Prepayment Charges            84.63%

Seller Financed Loans          0.00%

(1)  Non-zero Weighted Average and Minimum Value

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL MORTGAGE           MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN PRINCIPAL BALANCE ($)    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
--------------------------  --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 50,000.00                  2        78,215.70         0.02    10.491     79.60       649     22.09
50,000.01 to 100,000.00           85     6,827,149.57         2.04     9.301     76.72       603     36.87
100,000.01 to 150,000.00         250    31,483,819.99         9.39     9.009     77.46       601     39.83
150,000.01 to 200,000.00         268    46,856,297.81        13.97     8.681     81.17       612     41.17
200,000.01 to 250,000.00         224    49,937,363.56        14.89     8.519     82.18       615     41.66
250,000.01 to 300,000.00         171    46,530,574.90        13.87     8.362     82.39       617     44.32
300,000.01 to 350,000.00         105    34,045,555.44        10.15     8.158     80.91       619     42.18
350,000.01 to 400,000.00          76    28,624,422.76         8.54     7.935     83.17       637     40.80
400,000.01 to 450,000.00          63    26,815,154.88         8.00     7.959     82.70       645     44.48
450,000.01 to 500,000.00          38    18,146,384.45         5.41     7.736     85.12       641     45.95
500,000.01 to 550,000.00          20    10,482,898.24         3.13     7.439     78.83       632     40.14
550,000.01 to 600,000.00          11     6,280,406.26         1.87     7.903     81.75       643     46.70
600,000.01 to 650,000.00          12     7,502,217.58         2.24     7.565     82.45       673     39.22
650,000.01 to 700,000.00           8     5,404,202.67         1.61     8.072     86.24       660     47.22
700,000.01 to 750,000.00           7     5,126,554.75         1.53     7.730     80.72       640     43.41
800,000.01 to 850,000.00           1       843,000.00         0.25     7.500     84.30       576     49.50
850,000.01 to 900,000.00           1       862,500.00         0.26     9.050     75.00       611     45.67
1,000,000.01 or greater            7     9,509,663.32         2.84     8.204     70.67       661     44.69
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

               MORTGAGE LOAN PRINCIPAL BALANCES AS OF CUT-OFF DATE

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
CURRENT MORTGAGE            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN PRINCIPAL BALANCE ($)    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
--------------------------  --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 50,000.00                  4       176,309.33         0.05     9.972     73.97       654     30.49
50,000.01 to 100,000.00           83     6,729,055.94         2.01     9.298     76.82       602     36.82
100,000.01 to 150,000.00         252    31,783,421.66         9.48     9.016     77.44       600     39.82
150,000.01 to 200,000.00         266    46,556,696.14        13.88     8.674     81.20       612     41.19
200,000.01 to 250,000.00         226    50,435,895.75        15.04     8.512     82.25       614     41.76
250,000.01 to 300,000.00         171    46,630,821.79        13.90     8.369     82.35       618     44.33
300,000.01 to 350,000.00         104    33,796,174.23        10.08     8.137     80.66       618     42.10
350,000.01 to 400,000.00          76    28,674,917.95         8.55     7.943     83.37       637     40.81
400,000.01 to 450,000.00          62    26,415,261.82         7.88     7.967     82.74       646     44.41
450,000.01 to 500,000.00          38    18,146,384.45         5.41     7.736     85.12       641     45.95
500,000.01 to 550,000.00          21    11,032,183.79         3.29     7.447     79.38       629     40.66
550,000.01 to 600,000.00          10     5,731,120.71         1.71     7.932     80.96       651     46.34
600,000.01 to 650,000.00          12     7,502,217.58         2.24     7.565     82.45       673     39.22
650,000.01 to 700,000.00           8     5,404,202.67         1.61     8.072     86.24       660     47.22
700,000.01 to 750,000.00           7     5,126,554.75         1.53     7.730     80.72       640     43.41
800,000.01 to 850,000.00           1       843,000.00         0.25     7.500     84.30       576     49.50
850,000.01 to 900,000.00           1       862,500.00         0.26     9.050     75.00       611     45.67
1,000,000.01 or greater            7     9,509,663.32         2.84     8.204     70.67       661     44.69
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                             CURRENT MORTGAGE RATES

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
CURRENT MORTGAGE RATE (%)     LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------------------   --------  ---------------  -----------  --------  --------  --------  --------
4.501 to 5.000                     1       179,578.73         0.05     5.000     80.00       635     55.01
5.501 to 6.000                     9     3,255,461.75         0.97     5.849     77.31       658     42.90
6.001 to 6.500                    33    11,495,372.27         3.43     6.352     76.75       658     45.34
6.501 to 7.000                   110    31,923,728.25         9.52     6.850     79.94       661     41.33
7.001 to 7.500                   160    48,417,168.72        14.44     7.328     78.95       650     42.06
7.501 to 8.000                   252    68,688,349.84        20.48     7.783     78.91       634     43.00
8.001 to 8.500                   191    47,439,805.94        14.15     8.297     81.92       616     42.42
8.501 to 9.000                   203    46,706,208.89        13.93     8.781     85.96       611     40.78
9.001 to 9.500                   122    27,385,131.88         8.17     9.265     88.24       611     42.43
9.501 to 10.000                  101    21,171,317.18         6.31     9.779     87.77       599     43.47
10.001 to 10.500                  42     6,905,001.51         2.06    10.339     79.40       579     41.40
10.501 to 11.000                  44     7,818,588.05         2.33    10.798     79.81       580     43.21
11.001 to 11.500                  40     6,421,637.64         1.91    11.347     70.42       550     42.99
11.501 to 12.000                  23     3,745,938.04         1.12    11.823     66.17       532     43.89
12.001 to 12.500                   5       498,409.09         0.15    12.319     79.77       537     28.68
12.501 to 13.000                  12     3,154,594.94         0.94    12.990     65.77       556     45.33
13.001 to 13.500                   1       150,089.16         0.04    13.270     95.35       572     21.10
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

                       REMAINING MONTHS TO STATED MATURITY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
REMAINING TERM (MONTHS)       LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-----------------------     --------  ---------------  -----------  --------  --------  --------  --------
301 to 360                      1281   316,881,167.78        94.49     8.299     80.55       624     42.31
361 or greater                    68    18,475,214.10         5.51     8.544     93.51       618     43.08
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                            MORTGAGE LOAN AGE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
MORTGAGE LOAN AGE (MONTHS)    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
--------------------------  --------  ---------------  -----------  --------  --------  --------  --------
1 to 6                           887   210,453,726.76        62.76     8.326     81.05       624     42.12
7 to 12                          399   110,357,445.56        32.91     8.359     81.69       628     42.57
13 to 18                          41     9,997,212.96         2.98     7.845     79.21       588     46.21
19 to 24                          13     3,098,682.21         0.92     7.070     81.58       595     42.30
25 to 30                           4       604,472.52         0.18     9.438     95.44       597     40.33
31 to 36                           5       844,841.87         0.25     8.208     91.50       541     30.23
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL LOAN-TO-VALUE      MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
RATIO (%)                     LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------------------      --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 25.00                      3       257,543.74         0.08    11.364     21.65       564     23.57
25.01 to 30.00                     2       174,485.07         0.05     8.595     28.94       629     33.08
30.01 to 35.00                     3       569,670.26         0.17     8.263     34.90       594     45.62
35.01 to 40.00                     9     1,296,000.12         0.39     8.032     38.30       598     36.96
40.01 to 45.00                    13     2,387,863.90         0.71     8.050     42.38       596     41.70
45.01 to 50.00                     9     1,672,973.88         0.50     8.309     47.45       589     41.22
50.01 to 55.00                    20     4,554,864.51         1.36     8.641     52.90       569     44.36
55.01 to 60.00                    43     9,563,986.94         2.85     8.379     57.74       592     42.57
60.01 to 65.00                    68    17,667,436.86         5.27     9.151     63.08       598     46.27
65.01 to 70.00                    82    21,612,431.73         6.44     8.652     68.79       604     42.35
70.01 to 75.00                    81    21,527,049.76         6.42     8.595     73.96       607     42.57
75.01 to 80.00                   436   107,052,254.15        31.92     7.732     79.85       643     43.08
80.01 to 85.00                   110    27,950,513.72         8.33     8.314     84.40       610     42.85
85.01 to 90.00                   243    61,991,046.79        18.49     8.373     89.61       622     40.80
90.01 to 95.00                   113    30,406,164.16         9.07     8.452     94.71       635     41.33
95.01 to 100.00                  114    26,672,096.29         7.95     9.209     99.87       632     41.25
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL COMBINED           MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN-TO-VALUE RATIO (%)       LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-----------------------     --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 25.00                      3       257,543.74         0.08    11.364     21.65       564     23.57
25.01 to 30.00                     2       174,485.07         0.05     8.595     28.94       629     33.08
30.01 to 35.00                     3       569,670.26         0.17     8.263     34.90       594     45.62
35.01 to 40.00                     9     1,296,000.12         0.39     8.032     38.30       598     36.96
40.01 to 45.00                    13     2,387,863.90         0.71     8.050     42.38       596     41.70
45.01 to 50.00                     8     1,540,973.88         0.46     8.121     47.64       593     42.39
50.01 to 55.00                    20     4,554,864.51         1.36     8.641     52.90       569     44.36
55.01 to 60.00                    43     9,563,986.94         2.85     8.379     57.74       592     42.57
60.01 to 65.00                    68    17,690,960.66         5.28     9.148     62.93       597     46.12
65.01 to 70.00                    79    20,760,093.24         6.19     8.635     68.74       602     41.92
70.01 to 75.00                    75    18,463,407.07         5.51     8.707     73.82       601     41.63
75.01 to 80.00                   151    32,822,575.56         9.79     8.145     79.53       613     40.53
80.01 to 85.00                   103    26,484,687.41         7.90     8.316     84.08       608     42.79
85.01 to 90.00                   237    61,309,395.78        18.28     8.349     89.22       625     40.70
90.01 to 95.00                   142    37,617,681.91        11.22     8.409     91.91       636     41.90
95.01 to 100.00                  393    99,862,191.83        29.78     8.003     85.48       648     43.53
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 85.98%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 24.85% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.05%.

                               ORIGINATOR SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
ORIGINATOR                    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------                  --------  ---------------  -----------  --------  --------  --------  --------
New Century                      248    77,597,231.24        23.14     8.074     82.50       644     42.21
Peoples Choice                   301    74,824,848.19        22.31     7.849     79.29       631     43.62
Wilmington Finance Inc.          226    52,359,412.11        15.61     8.074     79.56       624     39.28
Fieldstone                       172    44,725,131.90        13.34     8.448     88.52       633     41.94
Other                            402    85,849,758.44        25.60     9.007     79.14       594     43.50
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                            OCCUPANCY STATUS SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
OCCUPANCY STATUS              LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------------            --------  ---------------  -----------  --------  --------  --------  --------
Owner Occupied                 1,223   304,251,606.30        90.72     8.268     81.09       621     42.66
Non-Owner Occupied               106    25,351,946.33         7.56     8.805     82.56       653     40.01
Second Home                       20     5,752,829.25         1.72     8.508     85.05       646     36.85
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

                              PROPERTY TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
PROPERTY TYPE                 LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------               --------  ---------------  -----------  --------  --------  --------  --------
Single Family Residence          937   225,867,518.65        67.35     8.344     80.74       622     41.86
PUD                              226    61,204,125.86        18.25     8.186     83.21       620     43.59
Condominium                      107    22,260,301.82         6.64     8.537     83.08       635     41.45
Two Family                        54    16,232,875.55         4.84     7.896     80.01       630     46.07
Four Family                       13     6,034,618.91         1.80     8.776     78.10       655     43.74
Three Family                      11     3,517,220.90         1.05     8.324     82.14       664     40.70
Townhouse                          1       239,720.19         0.07     6.950     65.75       546      9.82
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

                              LOAN PURPOSE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN PURPOSE                  LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------                --------  ---------------  -----------  --------  --------  --------  --------
Cash Out                         739   186,001,660.57        55.46     8.395     78.62       611     41.81
Purchase                         522   127,816,424.24        38.11     8.236     85.46       642     43.50
Rate Term Refinance               88    21,538,297.07         6.42     8.053     79.25       627     40.19
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                           DOCUMENTATION TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
DOCUMENTATION TYPE            LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------------          --------  ---------------  -----------  --------  --------  --------  --------
Full                             622   147,600,077.35        44.01     8.205     84.06       610     41.15
Stated/Stated                    305    83,195,533.28        24.81     8.231     78.77       637     42.31
Stated                           322    79,497,368.88        23.71     8.686     78.37       631     45.09
Limited                           59    16,233,464.74         4.84     7.761     84.97       633     40.28
None                              35     7,717,010.56         2.30     8.526     75.29       668      0.00
Alternative                        6     1,112,927.07         0.33     8.490     90.46       570     41.40
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

                              PRODUCT TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
PRODUCT TYPE                  LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------                --------  ---------------  -----------  --------  --------  --------  --------
Six Month LIBOR Loans              1       104,202.74         0.03     9.939     95.00       594     33.40
ARM - 2 Year/6 Month             531   119,587,409.28        35.66     8.657     79.90       619     42.28
ARM - 2 Year/6 Month
   (40 due in 30)                249    65,731,373.73        19.60     8.354     80.29       617     43.97
ARM - 2 Year/6 Month
   (50 due in 30)                110    32,036,148.38         9.55     7.753     79.81       643     42.84
ARM - 2 Year/6 Month
   (40 Yr)                        64    17,645,221.32         5.26     8.584     93.76       617     43.28
ARM - 2 Year/6 Month
   (Dual Amort)                    4     1,354,041.29         0.40     8.753     83.36       601     44.78
ARM - 3 Year/6 Month             170    43,086,448.05        12.85     8.089     84.03       630     39.91
ARM - 3 Year/6 Month
   (40 due in 30)                116    29,613,999.08         8.83     8.202     81.06       615     42.29
ARM - 3 Year/6 Month
   (45 due in 30)                  2       326,199.71         0.10     8.735     86.63       597     43.31
ARM - 3 Year/6 Month
   (50 due in 30)                 44    10,884,097.40         3.25     7.752     77.95       646     40.80
ARM - 3 Year/6 Month
   (40 Yr)                         3       738,324.35         0.22     7.727     88.06       638     38.71
ARM - 5 Year/6 Month              33     9,318,542.02         2.78     7.237     77.81       657     40.76
ARM - 5 Year/6 Month
   (40 due in 30)                  7     1,471,926.68         0.44     8.467     83.89       649     47.57
ARM - 5 Year/6 Month
   (50 due in 30)                  4     1,124,653.40         0.34     7.516     74.98       671     47.68
ARM - 5 Year/6 Month
   (40 Yr)                         1        91,668.43         0.03     7.250     90.00       679     41.15
ARM - 10 Year/6 Month              2       539,252.49         0.16     6.835     71.60       697     48.60
ARM - 2 Year/1 Year
   (45 due in 30)                  4       847,530.66         0.25     7.602     80.52       635     42.53
ARM - 3 Year/1 Year
   (45 due in 30)                  3       675,764.14         0.20     9.036     89.70       570     26.83
ARM - 3 Year/1 Year
   (50 due in 30)                  1       179,578.73         0.05     5.000     80.00       635     55.01
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                               INDEX TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
INDEX TYPE                    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------                  --------  ---------------  -----------  --------  --------  --------  --------
LIBOR - 6 Month                1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

                             GEOGRAPHIC DISTRIBUTION

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
STATE                         LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-----                       --------  ---------------  -----------  --------  --------  --------  --------
California                       259    92,548,014.61        27.60     7.890     77.80       638     44.07
Florida                          276    63,726,155.98        19.00     8.419     81.37       617     43.32
Arizona                          100    22,183,853.86         6.62     8.259     81.37       623     42.42
Washington                        67    16,723,781.58         4.99     8.332     86.62       630     40.30
New York                          39    14,754,987.83         4.40     8.684     77.88       625     43.59
Nevada                            48    12,456,921.39         3.71     8.027     80.57       623     42.39
Illinois                          51    11,330,248.78         3.38     8.430     84.10       610     41.95
New Jersey                        33     8,921,761.26         2.66     8.616     78.18       611     42.44
Texas                             61     8,825,004.20         2.63     8.829     83.17       604     39.19
Pennsylvania                      36     7,959,269.85         2.37     8.761     79.55       614     40.10
Oregon                            36     7,727,400.17         2.30     8.507     84.33       620     42.91
Maryland                          28     7,462,165.58         2.23     7.759     81.06       631     44.22
Georgia                           35     7,019,917.55         2.09     8.767     89.23       619     37.21
Colorado                          23     5,433,216.63         1.62     8.389     84.34       616     40.16
Virginia                          24     5,356,789.52         1.60     8.319     80.30       606     41.62
Michigan                          39     5,210,672.34         1.55     8.957     87.22       619     41.92
Utah                              15     4,134,622.21         1.23     8.659     91.10       636     36.51
Connecticut                       19     3,785,111.44         1.13     8.517     83.99       612     42.20
Massachusetts                     11     2,428,406.65         0.72     8.713     80.45       619     43.26
Minnesota                         11     2,232,954.42         0.67     8.477     86.05       591     43.55
Other                            138    25,135,126.03         7.50     8.755     84.94       619     38.31
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                    ORIGINAL PREPAYMENT PENALTY TERM SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL PREPAYMENT         MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
PENALTY (MONTHS)              LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------------         --------  ---------------  -----------  --------  --------  --------  --------
0                                219    51,533,099.50        15.37     8.620     81.66       625     41.22
2                                  2       386,298.93         0.12     8.195     88.23       646     28.52
6                                  4       883,332.63         0.26     7.627     81.67       648     43.63
12                                66    20,792,113.81         6.20     8.965     78.39       626     44.75
24                               750   186,620,651.14        55.65     8.302     81.34       622     42.94
30                                 1       220,425.62         0.07     9.200    100.00       598     49.62
36                               307    74,920,460.25        22.34     7.953     81.51       627     41.09
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

                               FICO SCORE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
FICO SCORE                    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------                  --------  ---------------  -----------  --------  --------  --------  --------
476 to 500                         4       702,365.69         0.21     9.347     77.56       500     33.41
501 to 525                        81    15,716,676.59         4.69     9.908     73.30       513     43.79
526 to 550                       121    25,385,182.48         7.57     9.178     74.33       538     41.85
551 to 575                       151    33,279,816.93         9.92     8.811     79.24       564     41.14
576 to 600                       187    41,256,727.63        12.30     8.668     83.56       588     41.66
601 to 625                       225    57,120,137.10        17.03     8.335     81.88       612     42.92
626 to 650                       205    55,170,576.47        16.45     8.006     82.41       637     42.03
651 to 675                       138    38,791,245.42        11.57     7.682     83.44       661     41.71
676 to 700                       104    29,038,566.64         8.66     7.863     83.34       686     44.36
701 to 725                        63    16,868,823.96         5.03     7.776     83.88       710     41.37
726 to 750                        39    13,113,299.64         3.91     7.543     80.23       736     42.97
751 to 775                        25     7,125,650.40         2.12     7.649     81.62       759     46.59
776 to 800                         4     1,221,368.77         0.36     6.948     81.75       783     43.27
801 to 825                         2       565,944.16         0.17     7.707     80.90       808     50.03
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                           DELINQUENCY STATUS SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
DELINQUENCY STATUS            LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------------          --------  ---------------  -----------  --------  --------  --------  --------
Current                        1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

                              LIEN POSITION SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LIEN POSITION                 LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------               --------  ---------------  -----------  --------  --------  --------  --------
1st Lien                       1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

                           INTEREST ONLY TERM SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
INTEREST ONLY TERM          MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
(MONTHS)                      LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------------          --------  ---------------  -----------  --------  --------  --------  --------
0                              1,124   261,626,589.33        78.01     8.451     81.50       617     42.16
24                                 7     1,561,644.72         0.47     7.079     77.86       665     44.40
60                               195    64,425,722.99        19.21     7.915     80.68       648     43.08
72                                11     3,695,332.69         1.10     6.908     78.43       650     39.19
84                                 5     2,164,980.28         0.65     7.319     78.68       674     43.14
120                                7     1,882,111.87         0.56     7.610     79.63       629     50.20
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                               NOTE MARGIN SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
MARGIN (%)                    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------                  --------  ---------------  -----------  --------  --------  --------  --------
1.001 to 1.500                     1       204,227.43         0.06     6.850     69.05       653     17.10
2.001 to 2.500                     1       154,150.00         0.05     7.875     99.98       755     36.09
2.501 to 3.000                     1       120,000.00         0.04     8.375     86.33       701     54.48
3.501 to 4.000                     3       924,911.93         0.28     6.946     73.02       690     35.68
4.001 to 4.500                     9     2,725,432.60         0.81     7.261     68.14       626     45.36
4.501 to 5.000                    42    10,330,811.56         3.08     6.979     81.93       669     41.33
5.001 to 5.500                   143    35,796,071.33        10.67     8.218     85.89       621     41.58
5.501 to 6.000                   327    84,753,419.90        25.27     8.487     81.23       622     42.12
6.001 to 6.500                   422   114,356,793.47        34.10     8.023     79.82       635     43.30
6.501 to 7.000                   216    47,504,276.34        14.17     8.530     80.55       605     41.80
7.001 to 7.500                    75    16,304,216.01         4.86     8.831     79.53       604     41.84
7.501 to 8.000                    98    19,621,719.28         5.85     9.194     85.82       607     42.21
8.001 to 8.500                     8     2,030,053.60         0.61     9.710     82.70       587     40.22
8.501 to 9.000                     3       530,298.43         0.16    10.280     95.18       574     39.26
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                        NEXT RATE ADJUSTMENT DATE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
NEXT RATE ADJUSTMENT DATE     LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------------------   --------  ---------------  -----------  --------  --------  --------  --------
May 2007                           1       141,106.69         0.04     9.665     70.00       504     50.66
June 2007                          1       132,642.54         0.04     9.750     95.00       562     33.50
July 2007                          7     1,424,777.50         0.42     7.932     84.08       583     42.36
August 2007                        3       554,696.71         0.17     9.110     84.15       570     28.95
September 2007                     8     1,981,357.03         0.59     6.621     85.85       594     40.98
October 2007                       8     1,436,642.63         0.43     7.217     79.01       639     40.66
November 2007                     10     2,013,921.84         0.60     7.696     77.60       593     46.35
December 2007                      6     1,834,409.24         0.55     7.395     80.12       607     45.15
January 2008                       7     2,294,157.97         0.68     7.909     81.84       550     51.51
February 2008                      2       334,682.59         0.10     8.243     85.92       598     46.53
March 2008                         8     1,920,986.82         0.57     8.816     81.39       582     45.48
April 2008                        16     4,276,839.12         1.28     8.138     87.01       620     41.05
May 2008                           9     2,391,769.37         0.71     7.881     82.05       584     38.79
June 2008                          6     1,859,484.85         0.55     9.596     82.84       581     50.38
July 2008                         45    12,434,054.93         3.71     8.364     82.32       643     44.18
August 2008                       60    22,121,409.04         6.60     8.253     79.80       644     42.47
September 2008                    85    19,357,783.80         5.77     9.241     76.28       608     44.36
October 2008                      57    12,301,871.75         3.67     8.974     79.64       599     45.91
May 2009                          43     9,897,963.18         2.95     8.951     85.33       612     41.05
December 2008                    115    26,784,129.18         7.99     8.836     86.26       609     43.50
January 2009                     175    42,171,650.45        12.58     8.219     82.56       636     43.45
February 2009                    281    67,662,693.73        20.18     8.236     78.75       624     41.23
March 2009                        15     3,195,791.15         0.95     8.327     79.39       586     41.71
April 2009                         1       197,671.65         0.06     9.050     88.01       519     45.54
May 2009                           5     1,047,195.66         0.31     8.852     90.67       550     32.16
July 2009                         38    10,432,195.58         3.11     7.798     87.89       641     41.72
August 2009                       84    22,437,741.90         6.69     8.333     83.99       623     41.89
September 2009                    26     6,842,162.80         2.04     8.136     82.92       619     42.16
October 2009                      11     3,197,841.82         0.95     8.962     78.35       604     45.94
November 2009                      5     1,323,855.90         0.39     7.597     72.16       582     41.28
December 2009                     13     3,325,321.54         0.99     7.738     87.04       655     42.55
January 2010                      35     9,247,897.60         2.76     7.792     80.47       634     39.12
February 2010                    105    23,915,496.87         7.13     8.017     79.44       635     40.49
March 2010                        11     2,318,135.43         0.69     8.257     76.07       606     30.40
November 2010                      1       208,921.55         0.06     6.550     52.61       554     50.76
July 2011                          5     2,125,191.04         0.63     7.747     81.67       669     45.22
August 2011                       14     4,024,007.33         1.20     6.964     75.82       641     38.37
September 2011                     4       547,438.49         0.16     7.865     91.93       692     38.63
October 2011                       3       500,886.09         0.15     8.122     62.78       647     48.84
November 2011                      2       371,310.18         0.11     7.551     84.24       640     53.56
December 2011                      2       632,750.07         0.19     8.772     85.60       600     43.85
January 2012                       5     1,518,651.54         0.45     7.741     88.34       661     42.01
February 2012                      9     2,077,634.24         0.62     7.066     72.22       700     42.56
September 2016                     1       262,500.00         0.08     6.450     64.18       767     49.20
January 2017                       1       276,752.49         0.08     7.200     78.64       630     48.03
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                              MAXIMUM RATE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
MAXIMUM RATE (%)              LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------------            --------  ---------------  -----------  --------  --------  --------  --------
10.501 to 11.000                   1       179,578.73         0.05     5.000     80.00       635     55.01
11.501 to 12.000                   5     1,828,428.88         0.55     6.744     74.87       668     34.96
12.001 to 12.500                  24     8,833,763.43         2.63     6.398     77.95       661     46.54
12.501 to 13.000                  84    22,741,206.94         6.78     6.801     77.80       663     41.09
13.001 to 13.500                 128    36,530,247.96        10.89     7.254     77.80       648     41.81
13.501 to 14.000                 221    54,916,837.29        16.38     7.605     80.06       635     42.40
14.001 to 14.500                 176    45,675,216.27        13.62     8.026     81.92       622     42.53
14.501 to 15.000                 217    60,010,525.25        17.89     8.381     83.23       623     42.15
15.001 to 15.500                 151    35,610,425.04        10.62     8.797     86.20       615     42.31
15.501 to 16.000                 112    24,644,921.00         7.35     9.271     86.35       603     42.80
16.001 to 16.500                  62    13,565,165.14         4.04     9.612     80.98       609     42.90
16.501 to 17.000                  58    10,808,071.74         3.22    10.118     82.45       589     42.40
17.001 to 17.500                  31     5,108,562.09         1.52    10.834     75.21       564     38.71
17.501 to 18.000                  38     7,423,468.11         2.21    11.212     78.03       572     45.17
18.001 to 18.500                   8     1,157,247.23         0.35    11.594     84.14       550     42.27
18.501 to 19.000                  16     3,642,488.70         1.09    12.833     66.87       555     43.16
19.001 to 19.500                  17     2,680,228.08         0.80    11.510     65.82       554     43.76
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                              MINIMUM RATE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
MINIMUM RATE (%)              LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------------            --------  ---------------  -----------  --------  --------  --------  --------
None                             152    36,104,000.15        10.77     8.719     77.46       614     40.55
2.001 to 2.500                     1       154,150.00         0.05     7.875     99.98       755     36.09
2.501 to 3.000                     1       120,000.00         0.04     8.375     86.33       701     54.48
4.501 to 5.000                     1       179,578.73         0.05     5.000     80.00       635     55.01
5.001 to 5.500                     1       496,000.00         0.15     8.050     80.00       620     59.19
5.501 to 6.000                     6     2,437,515.17         0.73     5.823     76.41       686     43.23
6.001 to 6.500                    30    10,012,455.55         2.99     6.448     77.68       664     46.00
6.501 to 7.000                    98    29,324,878.42         8.74     6.860     79.82       663     41.64
7.001 to 7.500                   143    43,982,510.77        13.12     7.341     78.85       647     42.15
7.501 to 8.000                   218    59,827,888.13        17.84     7.784     79.27       633     43.47
8.001 to 8.500                   178    44,010,698.10        13.12     8.302     81.96       616     42.08
8.501 to 9.000                   178    41,320,545.71        12.32     8.783     85.99       611     41.62
9.001 to 9.500                   116    25,936,808.16         7.73     9.267     88.08       612     42.62
9.501 to 10.000                  101    20,360,808.23         6.07     9.740     88.41       595     42.57
10.001 to 10.500                  40     6,538,283.23         1.95    10.338     79.92       578     41.41
10.501 to 11.000                  35     6,321,404.66         1.88    10.771     82.78       589     43.89
11.001 to 11.500                  34     5,693,228.12         1.70    11.345     70.19       547     43.28
11.501 to 12.000                  13     2,283,729.13         0.68    11.795     65.70       532     44.14
12.001 to 12.500                   3       251,899.62         0.08    12.238     81.12       538     19.83
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

                        INITIAL PERIODIC RATE CAP SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
INITIAL PERIODIC RATE       MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
CAP (%)                       LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
---------------------       --------  ---------------  -----------  --------  --------  --------  --------
1.000                             17     4,233,743.45         1.26     8.270     81.80       597     44.87
1.500                             18     4,458,348.12         1.33     7.859     80.63       623     42.02
2.000                            550   149,680,697.92        44.63     8.283     80.46       627     41.43
3.000                            750   175,017,786.78        52.19     8.319     82.07       622     43.08
5.000                             12     1,607,741.56         0.48    11.484     67.06       526     42.64
6.000                              2       358,064.05         0.11     9.323     88.60       684     37.03
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                          ADJUSTABLE RATE COLLATERAL SUMMARY

                            PERIODIC RATE CAP SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
PERIODIC RATE CAP (%)         LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
---------------------       --------  ---------------  -----------  --------  --------  --------  --------
1.000                          1,016   241,548,629.02        72.03     8.274     81.58       622     42.31
1.500                            296    86,897,475.07        25.91     8.200     81.51       637     42.24
2.000                             19     3,952,938.41         1.18    10.824     69.00       538     44.48
3.000                             17     2,749,609.33         0.82    11.426     64.63       545     46.79
8.000                              1       207,730.05         0.06    11.500     65.00       650     48.49
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,349   335,356,381.88       100.00     8.313     81.26       624     42.36
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

                             C-BASS SERIES 2007-CB4
             FIXED RATE MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

Statistical Calculation Date      April 1, 2007
Number of Mortgage Loans                  1,208
Total Original Balance             $168,358,516
Total Current Principal Balance    $167,303,690

                                     AVERAGE           RANGE
                                    --------   ---------------------
Average Original Balance            $139,370   $14,620 to $1,500,000
Average Current Principal Balance   $138,496   $14,569 to $1,492,099

                                               WEIGHTED AVERAGE             RANGE
                                               ----------------   ------------------------
Original Weighted Average Term                    335 months      120 months to 480 months
Remaining Weighted Average Term                   329 months       98 months to 476 months
Weighted Average Mortgage Rate                      8.071%            5.000% to 13.875%

Weighted Average Original LTV Ratio                 79.84%             8.00% to 100.00%
Weighted Average Combined Original LTV Ratio        81.97%             8.00% to 101.03%
Weighted Average FICO Score                           649                500 to 819

                            PERCENT OF POOL
                            ---------------
Fixed Rate Mortgage Loans       100.00%
Adjustable Mortgage Loans         0.00%

Arm 30/40 Balloon                 0.00%
Arm 30/45 Balloon                 0.00%
Arm 30/50 Balloon                 0.00%
Fixed 10/20 Balloon               0.02%
Fixed 15/30 Balloon               5.97%
Fixed 30/40 Balloon              13.49%
Fixed 30/45 Balloon               0.00%
Fixed 30/50 Balloon               6.06%

First Liens                      92.17%
Second Liens                      7.83%

Interest Only Loans               8.87%

Sub-Prime Mortgage Loans         90.29%

Prepayment Charges               72.91%

Seller Financed Loans             8.76%

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL MORTGAGE           MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN PRINCIPAL BALANCE ($)    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
--------------------------  --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 50,000.00                268     9,364,704.18         5.60    10.098     89.39       664     39.80
50,000.01 to 100,000.00          322    22,865,342.62        13.67     9.027     83.11       653     37.73
100,000.01 to 150,000.00         204    25,253,391.22        15.09     8.232     77.02       634     37.31
150,000.01 to 200,000.00         157    27,173,467.93        16.24     8.009     79.52       637     39.50
200,000.01 to 250,000.00          94    20,793,299.92        12.43     7.846     81.04       638     40.61
250,000.01 to 300,000.00          60    16,333,609.65         9.76     7.843     78.92       646     41.60
300,000.01 to 350,000.00          34    10,905,568.92         6.52     7.627     78.57       633     38.89
350,000.01 to 400,000.00          18     6,628,450.82         3.96     7.267     81.73       652     38.87
400,000.01 to 450,000.00          16     6,818,517.66         4.08     7.096     82.05       679     44.40
450,000.01 to 500,000.00          14     6,623,327.58         3.96     7.002     75.30       683     41.54
500,000.01 to 550,000.00           7     3,699,001.03         2.21     7.497     83.12       648     41.90
550,000.01 to 600,000.00           2     1,160,605.51         0.69     7.786     82.42       697     47.34
600,000.01 to 650,000.00           3     1,888,796.06         1.13     7.268     61.35       689     40.69
650,000.01 to 700,000.00           1       680,891.01         0.41     8.250     81.19       796     39.30
700,000.01 to 750,000.00           4     2,913,558.52         1.74     7.194     74.86       670     47.88
750,000.01 to 800,000.00           1       767,820.00         0.46     6.750     80.00       683     42.61
800,000.01 to 850,000.00           1       847,787.63         0.51     7.150     85.00       780     42.30
1,000,000.01 or greater            2     2,585,550.05         1.55     6.986     61.12       647     45.38
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

               MORTGAGE LOAN PRINCIPAL BALANCES AS OF CUT-OFF DATE

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
CURRENT MORTGAGE            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN PRINCIPAL BALANCE ($)    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
--------------------------  --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 50,000.00                274     9,607,076.59         5.74    10.026     88.87       663     39.50
50,000.01 to 100,000.00          318    22,813,067.99        13.64     9.024     83.22       653     37.80
100,000.01 to 150,000.00         204    25,348,297.32        15.15     8.232     77.10       633     37.38
150,000.01 to 200,000.00         156    27,086,406.86        16.19     8.012     79.29       638     39.44
200,000.01 to 250,000.00          93    20,595,357.11        12.31     7.856     81.29       637     40.65
250,000.01 to 300,000.00          62    16,924,763.22        10.12     7.821     78.77       648     41.82
300,000.01 to 350,000.00          32    10,314,415.35         6.17     7.650     78.80       629     38.39
350,000.01 to 400,000.00          18     6,628,450.82         3.96     7.267     81.73       652     38.87
400,000.01 to 450,000.00          17     7,257,463.52         4.34     7.052     81.56       682     43.63
450,000.01 to 500,000.00          13     6,184,381.72         3.70     7.047     75.39       680     42.20
500,000.01 to 550,000.00           7     3,699,001.03         2.21     7.497     83.12       648     41.90
550,000.01 to 600,000.00           2     1,160,605.51         0.69     7.786     82.42       697     47.34
600,000.01 to 650,000.00           3     1,888,796.06         1.13     7.268     61.35       689     40.69
650,000.01 to 700,000.00           1       680,891.01         0.41     8.250     81.19       796     39.30
700,000.01 to 750,000.00           4     2,913,558.52         1.74     7.194     74.86       670     47.88
750,000.01 to 800,000.00           1       767,820.00         0.46     6.750     80.00       683     42.61
800,000.01 to 850,000.00           1       847,787.63         0.51     7.150     85.00       780     42.30
1,000,000.01 or greater            2     2,585,550.05         1.55     6.986     61.12       647     45.38
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

                             CURRENT MORTGAGE RATES

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
CURRENT MORTGAGE RATE (%)     LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------------------   --------  ---------------  -----------  --------  --------  --------  --------
4.501 to 5.000                     4       605,053.32         0.36     5.000     93.31       685      0.00
5.001 to 5.500                     2       200,241.29         0.12     5.451     89.43       745      0.00
5.501 to 6.000                    20     2,472,626.82         1.48     5.967     71.91       741     35.02
6.001 to 6.500                    50    11,510,017.01         6.88     6.355     68.57       671     35.02
6.501 to 7.000                   168    31,750,002.13        18.98     6.837     75.23       677     40.31
7.001 to 7.500                   150    27,111,562.17        16.20     7.268     78.41       674     41.47
7.501 to 8.000                   188    31,201,913.21        18.65     7.825     78.39       641     40.47
8.001 to 8.500                    97    15,129,962.60         9.04     8.314     78.51       628     41.16
8.501 to 9.000                   121    15,567,161.78         9.30     8.845     82.42       603     39.47
9.001 to 9.500                    53     6,780,884.84         4.05     9.328     86.81       607     39.87
9.501 to 10.000                   92     8,792,129.32         5.26     9.840     88.97       611     37.99
10.001 to 10.500                  36     2,762,120.77         1.65    10.328     89.17       613     39.88
10.501 to 11.000                  31     2,626,608.65         1.57    10.828     92.77       620     39.46
11.001 to 11.500                  40     3,118,406.54         1.86    11.308     92.60       627     37.48
11.501 to 12.000                  57     3,063,488.60         1.83    11.772     96.15       655     41.97
12.001 to 12.500                  45     2,213,290.86         1.32    12.317     95.18       644     41.61
12.501 to 13.000                  31     1,544,247.09         0.92    12.766     95.98       647     42.14
13.001 to 13.500                  18       605,765.73         0.36    13.248     96.53       649     40.07
13.501 to 14.000                   5       248,207.58         0.15    13.776     97.17       664     33.85
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======    ======     =====       ===     =====

                       REMAINING MONTHS TO STATED MATURITY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
REMAINING TERM (MONTHS)       LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-----------------------     --------  ---------------  -----------  --------  --------  --------  --------
61 to 120                         13       715,507.44         0.43     7.261     75.51       699     29.33
121 to 180                       265    17,308,519.51        10.35     9.934     86.32       658     41.02
181 to 240                        69     5,139,576.52         3.07     7.985     75.51       690     38.26
241 to 300                        23     2,507,958.29         1.50     7.263     83.14       717     36.70
301 to 360                       836   141,388,150.34        84.51     7.862     79.14       645     40.00
361 or greater                     2       243,978.21         0.15     9.224     99.98       590     45.23
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

                            MORTGAGE LOAN AGE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
MORTGAGE LOAN AGE (MONTHS)    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
--------------------------  --------  ---------------  -----------  --------  --------  --------  --------
1 to 6                           557    98,445,726.70        58.84     7.850     76.68       639     38.95
7 to 12                          490    54,376,731.97        32.50     8.644     84.66       661     42.46
13 to 18                          76     6,710,364.96         4.01     7.659     84.37       686     39.89
19 to 24                          26     1,923,264.49         1.15     7.657     89.89       689     39.93
25 to 30                           8       735,751.61         0.44     7.310     79.99       644     40.65
31 to 36                          31     3,358,387.40         2.01     6.946     79.11       637     36.55
37 to 42                          20     1,753,463.18         1.05     7.184     81.29       635     35.22
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL LOAN-TO-VALUE      MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
RATIO (%)                     LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------------------      --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 25.00                     16     1,042,138.63         0.62     7.525     20.48       633     32.03
25.01 to 30.00                     7     1,177,642.68         0.70     7.947     28.74       615     42.75
30.01 to 35.00                    11     1,065,110.24         0.64     7.389     33.41       654     34.90
35.01 to 40.00                    20     2,288,198.38         1.37     7.347     38.24       663     40.32
40.01 to 45.00                    15     2,167,425.53         1.30     7.129     41.67       626     36.39
45.01 to 50.00                    20     2,665,002.28         1.59     7.374     47.14       649     38.39
50.01 to 55.00                    23     3,167,778.10         1.89     7.744     52.75       627     39.20
55.01 to 60.00                    33     6,730,016.74         4.02     7.166     57.64       629     39.00
60.01 to 65.00                    43     7,328,136.54         4.38     7.595     63.63       622     40.12
65.01 to 70.00                    56     9,434,823.86         5.64     7.628     67.75       641     39.76
70.01 to 75.00                    54     9,891,135.62         5.91     7.641     73.65       639     40.83
75.01 to 80.00                   195    39,336,876.40        23.51     7.602     79.42       648     40.13
80.01 to 85.00                    89    18,827,013.12        11.25     7.754     84.00       665     39.89
85.01 to 90.00                   151    22,217,927.76        13.28     8.332     89.36       640     39.07
90.01 to 95.00                   179    16,579,512.86         9.91     8.169     93.95       673     40.91
95.01 to 100.00                  296    23,384,951.57        13.98     9.909     99.49       654     41.57
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.83% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 95.55%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL COMBINED           MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN-TO-VALUE RATIO (%)       LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-----------------------     --------  ---------------  -----------  --------  --------  --------  --------
0.01 to 25.00                     16     1,042,138.63         0.62     7.525     20.48       633     32.03
25.01 to 30.00                     7     1,177,642.68         0.70     7.947     28.74       615     42.75
30.01 to 35.00                    11     1,065,110.24         0.64     7.389     33.41       654     34.90
35.01 to 40.00                    20     2,288,198.38         1.37     7.347     38.24       663     40.32
40.01 to 45.00                    15     2,167,425.53         1.30     7.129     41.67       626     36.39
45.01 to 50.00                    20     2,665,002.28         1.59     7.374     47.14       649     38.39
50.01 to 55.00                    23     3,167,778.10         1.89     7.744     52.75       627     39.20
55.01 to 60.00                    33     6,730,016.74         4.02     7.166     57.64       629     39.00
60.01 to 65.00                    43     7,328,136.54         4.38     7.595     63.63       622     40.12
65.01 to 70.00                    55     9,325,773.86         5.57     7.619     67.73       641     39.76
70.01 to 75.00                    52     9,685,956.43         5.79     7.654     73.65       638     40.97
75.01 to 80.00                   127    22,470,115.22        13.43     7.653     79.04       646     38.74
80.01 to 85.00                    85    17,591,699.24        10.51     7.765     84.02       661     39.55
85.01 to 90.00                   152    22,307,499.78        13.33     8.308     88.88       642     39.25
90.01 to 95.00                   186    18,219,314.47        10.89     8.116     92.89       671     40.36
95.01 to 100.00                  361    39,624,045.14        23.68     8.941     91.59       654     41.86
100.01 to 105.00                   2       447,837.05         0.27     8.038     87.85       662     42.92
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 8.00% to 101.03% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 81.97%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 7.83% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 95.55%. Approximately 11.47% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.98%.

                               ORIGINATOR SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
ORIGINATOR                    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------                  --------  ---------------  -----------  --------  --------  --------  --------
Wilmington Finance Inc.          223    40,338,394.28        24.11     7.797     73.77       631     36.63
Peoples Choice                   140    25,418,607.34        15.19     7.871     75.65       647     42.85
New Century                       91    22,507,162.98        13.45     7.749     77.90       656     43.69
Fieldstone                        93    20,259,840.43        12.11     8.114     84.89       637     40.86
Other                            661    58,779,685.28        35.13     8.453     84.84       663     39.24
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

                            OCCUPANCY STATUS SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
OCCUPANCY STATUS              LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------------            --------  ---------------  -----------  --------  --------  --------  --------
Owner Occupied                 1,045   151,651,911.22        90.64     8.074     79.62       645     40.09
Non-Owner Occupied               150    13,057,260.48         7.80     8.095     84.28       694     37.37
Second Home                       13     2,594,518.61         1.55     7.769     70.47       642     41.51
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

                              PROPERTY TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
PROPERTY TYPE                 LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------               --------  ---------------  -----------  --------  --------  --------  --------
Single Family Residence          940   125,724,361.75        75.15     8.036     80.05       648     39.81
PUD                              151    25,108,882.10        15.01     8.117     79.09       641     39.14
Condominium                       59     7,748,928.60         4.63     8.550     79.23       629     42.66
Two Family                        37     5,051,009.88         3.02     8.110     81.56       674     45.01
Four Family                        8     1,746,753.33         1.04     8.071     76.90       770     34.90
Three Family                       7     1,368,687.95         0.82     7.890     74.24       646     47.24
Townhouse                          6       555,066.70         0.33     7.216     83.00       742     38.22
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

                              LOAN PURPOSE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LOAN PURPOSE                  LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------                --------  ---------------  -----------  --------  --------  --------  --------
Cash Out                         549    97,818,165.48        58.47     7.805     75.27       647     39.82
Purchase                         493    44,995,372.99        26.89     8.850     90.58       653     41.29
Rate Term Refinance              166    24,490,151.84        14.64     7.703     78.38       645     38.93
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

                           DOCUMENTATION TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
DOCUMENTATION TYPE            LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------------          --------  ---------------  -----------  --------  --------  --------  --------
Full                             635    93,187,126.10        55.70     7.965     79.71       640     39.35
Stated/Stated                    173    26,621,018.26        15.91     8.372     76.85       650     39.13
Stated                           130    22,521,464.92        13.46     8.252     75.97       655     43.14
None                             237    18,228,037.00        10.90     8.083     89.58       678     36.00
Limited                           26     5,485,041.42         3.28     7.590     79.32       665     42.18
Alternative                        7     1,261,002.61         0.75     8.224     84.09       617     39.08
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

                              PRODUCT TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
PRODUCT TYPE                  LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------                --------  ---------------  -----------  --------  --------  --------  --------
Fixed - 10 Year                    7       217,302.69         0.13     8.469     90.19       661     47.80
Fixed - 11 Year                    8       701,192.82         0.42     6.938     65.21       728     32.23
Fixed - 12 Year                   14     1,215,922.85         0.73     7.095     73.84       740     35.35
Fixed - 15 Year                   53     5,588,714.88         3.34     7.693     71.06       633     39.90
Fixed - 16 Year                    6       416,014.27         0.25     6.985     63.53       710     33.83
Fixed - 17 Year                    4       381,799.49         0.23     6.993     75.03       712     36.82
Fixed - 18 Year                    5       713,664.89         0.43     7.228     63.87       727     38.85
Fixed - 19 Year                    3       254,442.37         0.15     7.177     82.08       739     37.36
Fixed - 20 Year                   51     3,411,280.47         2.04     8.442     76.79       668     39.28
Fixed - 21 Year                    7       678,444.81         0.41     7.110     85.94       714     35.75
Fixed - 22 Year                    6       867,272.60         0.52     6.984     78.36       735     36.06
Fixed - 24 Year                    9       816,951.91         0.49     7.156     85.60       743     35.74
Fixed - 25 Year                    4       388,200.63         0.23     8.015     83.41       616     42.80
Fixed - 30 Year                  699   108,678,326.89        64.96     7.888     79.76       644     39.48
Fixed - 40 Year                    2       243,978.21         0.15     9.224     99.98       590     45.23
Balloon - 10/20                    1        34,982.52         0.02     6.000     94.74       608      0.00
Balloon - 15/30                  192     9,985,374.56         5.97    11.684     97.84       661     42.40
Balloon - 30/40                   99    22,565,250.38        13.49     7.915     75.88       639     41.59
Balloon - 30/50                   38    10,144,573.07         6.06     7.471     79.77       661     41.29
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======    ======     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

                               INDEX TYPE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
INDEX TYPE                    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------                  --------  ---------------  -----------  --------  --------  --------  --------
Fixed Rate                     1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

                             GEOGRAPHIC DISTRIBUTION

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
STATE                         LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-----                       --------  ---------------  -----------  --------  --------  --------  --------
California                       131    31,976,286.26        19.11     7.575     73.54       662     42.31
Florida                          153    25,283,670.43        15.11     7.985     73.68       635     40.07
Texas                            169    16,851,145.40        10.07     8.493     85.15       637     40.17
New York                         135    13,300,769.43         7.95     7.941     86.33       688     43.44
Washington                        34     6,579,279.39         3.93     7.900     81.28       646     41.50
Arizona                           47     6,098,135.33         3.64     7.978     73.97       646     37.47
Pennsylvania                      43     4,796,410.01         2.87     7.603     76.36       667     36.40
Tennessee                         35     4,414,042.87         2.64     8.542     85.69       627     34.14
Maryland                          24     4,140,932.76         2.48     8.595     84.70       632     40.46
Georgia                           35     3,828,166.64         2.29     9.159     87.73       606     39.74
Oregon                            21     3,303,362.65         1.97     7.580     79.43       633     42.80
Hawaii                             8     2,980,824.43         1.78     7.413     69.78       630     43.43
Illinois                          25     2,948,723.88         1.76     8.502     82.25       630     42.16
Connecticut                       20     2,905,526.46         1.74     7.251     77.96       651     38.52
Virginia                          20     2,776,027.35         1.66     8.279     77.29       642     40.01
Louisiana                         18     2,537,480.44         1.52     8.552     86.19       630     33.95
Ohio                              27     2,510,874.44         1.50     8.003     87.28       637     37.51
Nevada                            17     2,472,244.43         1.48     8.587     86.21       662     38.91
New Jersey                        19     2,471,832.31         1.48     8.632     78.27       650     41.48
Michigan                          22     2,321,386.90         1.39     8.681     88.44       666     40.82
Other                            205    22,806,568.50        13.63     8.383     85.07       649     37.01
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

                    ORIGINAL PREPAYMENT PENALTY TERM SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
ORIGINAL PREPAYMENT         MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
PENALTY (MONTHS)              LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------------         --------  ---------------  -----------  --------  --------  --------  --------
0                                523    45,317,190.46        27.09     8.433     85.04       665     39.01
12                                27     6,671,438.76         3.99     7.870     80.31       680     42.02
24                                97    10,620,020.87         6.35     9.138     88.20       646     42.57
36                               543   103,301,557.77        61.74     7.791     76.57       640     39.80
60                                18     1,393,482.45         0.83     9.869     87.19       641     45.07
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

                               FICO SCORE SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
FICO SCORE                    LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
----------                  --------  ---------------  -----------  --------  --------  --------  --------
476 to 500                         1        34,012.20         0.02     9.500     96.34       500      0.00
501 to 525                        20     2,611,196.87         1.56     9.027     80.78       516     33.48
526 to 550                        58     7,531,486.05         4.50     8.940     73.81       539     38.71
551 to 575                        99    14,261,146.00         8.52     8.377     76.36       564     38.21
576 to 600                       109    18,535,870.62        11.08     8.301     80.58       588     39.72
601 to 625                       144    24,023,202.02        14.36     8.084     75.99       614     40.49
626 to 650                       220    24,651,428.59        14.73     8.506     80.59       638     41.51
651 to 675                       166    22,304,832.60        13.33     8.178     81.46       663     40.29
676 to 700                       121    14,655,327.03         8.76     7.951     84.51       688     41.84
701 to 725                        86    11,133,605.43         6.65     7.548     81.13       711     40.89
726 to 750                        79    11,706,869.65         7.00     7.350     81.55       737     39.67
751 to 775                        64     8,968,510.56         5.36     7.060     80.81       761     38.46
776 to 800                        36     6,450,149.73         3.86     7.248     81.51       786     37.31
801 to 825                         5       436,052.96         0.26     6.305     67.70       806     29.66
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2007-CB4
(MERRILL LYNCH LOGO)                               FIXED RATE COLLATERAL SUMMARY

                           DELINQUENCY STATUS SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
DELINQUENCY STATUS            LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------------          --------  ---------------  -----------  --------  --------  --------  --------
Current                        1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

                              LIEN POSITION SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
                            MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
LIEN POSITION                 LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
-------------               --------  ---------------  -----------  --------  --------  --------  --------
1st Lien                         952   154,201,913.41        92.17     7.782     78.51       647     39.76
2nd Lien                         256    13,101,776.90         7.83    11.470     95.55       665     42.40
                               -----   --------------       ------    ------     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======    ======     =====       ===     =====

                           INTEREST ONLY TERM SUMMARY

                                                                    WEIGHTED
                             NUMBER                                  AVERAGE  WEIGHTED
                               OF        AGGREGATE      PERCENT OF   CURRENT   AVERAGE  WEIGHTED  WEIGHTED
INTEREST ONLY TERM          MORTGAGE     PRINCIPAL      PRINCIPAL   MORTGAGE  ORIGINAL   AVERAGE   AVERAGE
(MONTHS)                      LOANS     BALANCE ($)    BALANCE (%)  RATE (%)   LTV (%)    FICO     DTI (%)
------------------          --------  ---------------  -----------  --------  --------  --------  --------
0                              1,151   152,459,720.61        91.13     8.132     79.61       647     39.67
12                                 2       258,500.00         0.15     9.097     99.81       676      0.00
60                                50    13,409,415.95         8.02     7.346     81.86       671     43.03
120                                5     1,176,053.75         0.70     8.146     82.68       639     49.21
                               -----   --------------       ------     -----     -----       ---     -----
TOTAL:                         1,208   167,303,690.31       100.00     8.071     79.84       649     39.98
                               =====   ==============       ======     =====     =====       ===     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                             ASSUMED MORTGAGE POOLS

                         ADJUSTABLE RATE MORTGAGE LOANS

                                            ORIGINAL           ORIGINAL
                         NET             AMORTIZATION          INTEREST
                GROSS  MORTGAGE ORIGINAL  TERM (LESS    LOAN     ONLY
  PRINCIPAL   MORTGAGE INTEREST   TERM     IO TERM)      AGE     TERM
  BALANCE($)   RATE(%) RATE(%)  (MONTHS)   (MONTHS)   (MONTHS) (MONTHS)   INDEX
------------- -------- -------- -------- ------------ -------- -------- --------
   494,721.93   8.6683   8.1623      360          480        6        0 6M LIBOR
   274,720.69   8.5900   8.0840      360          600        2        0 6M LIBOR
   141,734.90   8.6500   8.1440      360          600        6        0 6M LIBOR
   483,608.04   8.7023   8.1963      480          480        4        0 6M LIBOR
   305,569.60   8.4900   7.9840      360          540        5        0 6M LIBOR
   764,376.70   9.5175   9.0115      360          360        4        0 6M LIBOR
   217,066.54   9.2000   8.6940      360          480        2        0 6M LIBOR
   933,078.43   8.6623   8.1563      360          480        8        0 6M LIBOR
   116,981.03   9.4000   8.8940      360          600        2        0 6M LIBOR
   104,715.68   7.8500   7.3440      480          480        3        0 6M LIBOR
   148,107.95   7.5750   7.0690      360          288        9       72 6M LIBOR
   110,249.97  10.6500  10.1440      360          480        4        0 6M LIBOR
    88,288.12   9.7500   9.2440      360          360        9        0 6M LIBOR
    90,271.49   7.2500   6.7440      480          480        5        0 6M LIBOR
   283,202.24   9.2000   8.6940      360          480        8        0 6M LIBOR
   165,247.49   9.7500   9.2440      360          480        3        0 6M LIBOR
   658,901.26   8.9145   8.4085      480          480        4        0 6M LIBOR
   295,192.72   7.1400   6.6340      360          360        2        0 6M LIBOR
    89,092.83   9.3500   8.8440      360          360       11        0 6M LIBOR
   154,953.49  10.8000  10.2940      360          360        2        0 6M LIBOR
   310,858.79   8.6897   8.1837      360          480        8        0 6M LIBOR
   101,414.40   8.5500   8.0440      360          540        2        0 6M LIBOR
   301,293.46   7.6500   7.1440      360          600        2        0 6M LIBOR
   180,014.30   7.3500   6.8440      360          300        2       60 6M LIBOR
   114,232.27   8.3500   7.8440      360          300        9       60 6M LIBOR
   350,570.11  10.0399   9.5339      360          360        8        0 6M LIBOR
   234,785.02   9.7500   9.2440      360          480        4        0 6M LIBOR
   231,865.90   9.3000   8.7940      480          480        2        0 6M LIBOR
   176,407.33   7.9990   7.4930      360          360        8        0 6M LIBOR
   254,969.55   8.9900   8.4840      360          360        3        0 6M LIBOR
   377,543.49   8.6579   8.1519      360          480        8        0 6M LIBOR
   163,416.14   7.4000   6.8940      360          480        7        0 6M LIBOR
   382,163.69  10.2500   9.7440      360          360        8        0 6M LIBOR
   212,534.86   7.3500   6.8440      360          600        6        0 6M LIBOR
   485,811.10   7.3913   6.8853      360          480        2        0 6M LIBOR


                               RATE       NEXT    INITIAL           ORIGINAL
                            ADJUSTMENT ADJUSTMENT   RATE  PERIODIC PREPAYMENT
  GROSS   LIFETIME LIFETIME  FREQUENCY    DATE      CAP   RATE CAP    TERM
MARGIN(%)  CAP(%)  FLOOR(%)  (MONTHS)   (MONTHS)    (%)      (%)    (MONTHS)
--------- -------- -------- ---------- ---------- ------- -------- ----------
   6.8942  14.6683   8.6683          6         18  3.0000   1.0000         36
   6.5900  14.5900   6.5900          6         22  2.0000   1.0000         24
   7.6500  14.6500   8.6500          6         18  3.0000   1.0000         36
   6.0647  14.7023   8.7023          6         20  3.0000   1.0000         24
   6.8750  14.4900   8.4900         12         31  3.0000   1.0000         24
   7.1143  15.7371   9.5175          6         32  2.2481   1.1098         36
   5.5000  15.2000   9.2000          6         34  3.0000   1.0000         30
   6.1274  15.6623   8.6623          6         28  2.0000   1.5000         36
   7.4000  15.4000   7.4000          6         34  2.0000   1.0000         36
   5.8500  13.8500   7.8500          6         33  2.0000   1.0000         36
   6.0500  14.5750   7.5750          6         51  1.5000   1.5000         36
   7.6500  17.6500  10.6500          6         20  3.0000   1.5000         24
   6.3000  16.7500   9.7500          6         27  2.0000   1.5000         36
   5.2500  13.2500   7.2500          6         55  2.0000   1.0000         36
   6.3000  16.2000   9.2000          6         16  2.0000   1.5000         12
   7.7500  15.7500   9.7500          6         21  3.0000   1.0000         36
   5.7245  14.9145   8.9145          6         20  3.0000   1.0000         24
   6.2500  13.1400   7.1400          6         34  3.0000   1.0000         12
   6.0500  16.3500   9.3500          6         25  3.0000   1.0000         24
   8.8000  16.8000  10.8000          6         34  2.0000   1.0000         36
   6.0878  15.6897   7.4667          6         28  2.0000   1.5000         36
   6.5500  14.5500   8.5500          6         34  2.0000   1.0000         36
   5.6500  13.6500   5.6500          6         34  2.0000   1.0000         36
   5.3500  13.3500   7.3500          6         34  2.0000   1.0000         24
   6.0500  15.3500   8.3500          6         27  2.0000   1.5000         36
   6.0500  17.0399  10.0399          6         16  1.9434   1.5000         24
   7.1000  16.7500   9.7500          6         20  3.0000   1.5000         24
   5.5000  15.3000   9.3000          6         22  3.0000   1.0000         24
   6.9990  13.9990   7.9990          6         16  3.0000   1.0000         24
   6.2000  14.9900   8.9900          6         21  3.0000   1.0000         36
   6.2732  15.6579   8.6579          6         16  2.0000   1.5000         24
   6.4000  13.4000   7.4000          6         17  3.0000   1.0000         36
   7.0500  17.2500  10.2500          6         16  2.0000   1.5000         24
   6.3500  13.3500   7.3500          6         18  3.0000   1.0000         24
   5.8379  13.3913   7.3913          6         34  2.5249   1.0000         36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                   ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)

                                            Original           Original
                         Net             Amortization          Interest
                Gross  Mortgage Original  Term (Less    Loan     Only
  Principal   Mortgage Interest   Term     IO Term)      Age     Term
  Balance($)   Rate(%) Rate(%)  (months)   (months)   (months) (months)   Index
------------- -------- -------- -------- ------------ -------- -------- --------
   573,732.33   6.9947   6.4887      360          600        3        0 6M LIBOR
   232,723.11   7.5000   6.9940      360          360        2        0 6M LIBOR
   161,683.73   9.1250   8.6190      360          540        5        0 6M LIBOR
 1,157,070.75   9.2795   8.7735      360          360        5        0 6M LIBOR
   417,114.57   7.2067   6.7007      360          480        3        0 6M LIBOR
   229,152.81   8.9500   8.4440      360          480        2        0 6M LIBOR
    78,612.80   7.7000   7.1940      360          480        3        0 6M LIBOR
   890,886.53   8.9181   8.4121      360          480        3        0 6M LIBOR
   495,286.30   8.6916   8.1856      360          600        2        0 6M LIBOR
 9,213,748.48   8.1862   7.6802      360          600        2        0 6M LIBOR
   390,585.63   7.0991   6.5931      360          360        2        0 6M LIBOR
   266,833.21   7.7500   7.2440      360          600        2        0 6M LIBOR
   145,252.24   7.9500   7.4440      360          300        2       60 6M LIBOR
   288,042.57   6.9900   6.4840      360          300        4       60 6M LIBOR
 1,732,194.43   7.8397   7.3337      360          300        2       60 6M LIBOR
   199,414.08   6.2000   5.6940      360          288        8       72 6M LIBOR
   147,192.74   8.6500   8.1440      360          600        3        0 6M LIBOR
   207,425.76   6.7500   6.2440      360          360        3        0 6M LIBOR
   736,104.85   7.9014   7.3954      360          360        3        0 6M LIBOR
   560,863.92   8.1283   7.6223      360          600        3        0 6M LIBOR
   324,971.11   7.6800   7.1740      360          300        4       60 6M LIBOR
   907,180.32   8.4126   7.9066      360          480        3        0 6M LIBOR
   294,169.99   8.9310   8.4250      360          360        3        0 6M LIBOR
   174,942.78   8.8250   8.3190      360          480        1        0 6M LIBOR
   219,814.33   8.8200   8.3140      360          540        2        0 6M LIBOR
   364,057.39   8.2500   7.7440      360          480        8        0 6M LIBOR
   535,564.51   7.6322   7.1262      360          480        1        0 6M LIBOR
   279,112.59   8.6000   8.0940      360          480        2        0 6M LIBOR
   155,759.00  11.6000  11.0940      480          480        2        0 6M LIBOR
   231,363.18   8.6000   8.0940      360          480        2        0 6M LIBOR
   933,109.22   9.1771   8.6711      360          480        2        0 6M LIBOR
 2,561,634.30   7.6106   7.1046      360          300        2       60 6M LIBOR
 1,780,152.33   7.3870   6.8810      360          300        2       60 6M LIBOR
   376,911.87   7.5000   6.9940      360          600        6        0 6M LIBOR
 1,481,650.96   9.5253   9.0193      480          480        4        0 6M LIBOR
 6,010,976.73   8.1216   7.6156      480          480        3        0 6M LIBOR
   214,671.01   9.5000   8.9940      360          540       11        0 6M LIBOR
   741,583.82   8.4681   7.9621      360          360        6        0 6M LIBOR


                               Rate       Next    Initial           Original
                            Adjustment Adjustment   Rate  Periodic Prepayment
  Gross   Lifetime Lifetime  Frequency    Date      Cap   Rate Cap    Term
Margin(%)  Cap(%)  Floor(%)  (months)   (months)    (%)      (%)    (months)
--------- -------- -------- ---------- ---------- ------- -------- ----------
   6.2500  12.9947   6.9947          6         33  3.0000   1.0000         36
   5.5000  13.5000   7.5000          6         34  2.0000   1.0000         24
   6.3750  15.1250   9.1250         12         19  3.0000   1.0000         24
   5.8074  16.0350   9.2795          6         19  2.8690   1.0000         24
   6.0500  14.2067   7.2067          6         21  3.0000   1.0000         24
   7.7500  14.9500   8.9500          6         22  3.0000   1.0000          2
   5.7000  13.7000   5.7000          6         21  3.0000   1.0000         24
   7.0479  15.1776   8.9181          6         21  2.2596   1.0000         12
   6.6916  14.6916   8.6916          6         22  2.0000   1.0000         12
   6.1862  14.1862   7.7438          6         22  2.0000   1.0000         24
   5.0991  13.0991   7.0991          6         34  2.0000   1.0000         24
   5.7500  13.7500   7.7500          6         34  2.0000   1.0000         12
   5.9500  13.9500   7.9500          6         22  2.0000   1.0000         12
   4.9900  12.9900   6.9900          6         32  2.0000   1.0000         24
   5.8397  13.8397   7.8397          6         34  2.0000   1.0000         36
   6.5000  13.2000   6.2000          6         52  2.0000   1.5000         36
   6.6500  14.6500   8.6500          6         21  2.0000   1.0000         24
   4.7500  12.7500   6.7500          6         33  2.0000   1.0000         12
   5.9014  13.9014   7.9014          6         33  2.0000   1.0000         36
   6.1283  14.1283   8.1283          6         33  2.0000   1.0000         36
   5.6800  13.6800   7.6800          6         32  2.0000   1.0000         36
   6.5808  14.5808   7.4684          6         21  2.6402   1.0000         24
   6.8924  14.9310   8.9310          6         33  2.4283   1.0000         36
   6.0500  15.8250   8.8250          6         35  1.5000   1.5000         36
   6.8200  14.8200   8.8200          6         34  2.0000   1.0000         36
   6.0500  15.2500   8.2500          6         16  2.0000   1.5000         24
   5.6322  13.6322   7.6322          6         23  2.0000   1.0000         24
   5.5000  14.6000   8.6000          6         22  3.0000   1.0000         36
   5.7500  17.6000  11.6000          6         22  3.0000   1.0000         12
   6.6000  14.6000   8.6000          6         34  2.0000   1.0000         24
   7.1771  15.1771   9.1771          6         34  2.0000   1.0000         36
   6.0088  13.6106   7.6106          6         22  3.0000   1.0000         24
   5.6418  13.3870   7.3870          6         34  2.2022   1.0000         36
   6.5000  13.5000   7.5000          6         18  3.0000   1.0000         36
   5.5896  15.5253   9.5253          6         20  3.0000   1.0000         12
   5.5452  14.1216   8.1216          6         21  3.0000   1.0000         24
   8.5000  15.5000   9.5000         12         25  3.0000   1.0000         36
   6.6162  15.1531   8.4681          6         30  2.3150   1.3425         24

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                   ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)

                                            Original           Original
                         Net             Amortization          Interest
                Gross  Mortgage Original  Term (Less    Loan     Only
  Principal   Mortgage Interest   Term     IO Term)      Age     Term
  Balance($)   Rate(%) Rate(%)  (months)   (months)   (months) (months)   Index
------------- -------- -------- -------- ------------ -------- -------- --------
   104,721.20   8.9900   8.4840      360          360        2        0 6M LIBOR
 1,990,482.62   8.1430   7.6370      360          480        8        0 6M LIBOR
   212,524.35   8.0000   7.4940      360          480        4        0 6M LIBOR
12,697,256.61   8.1103   7.6043      360          480        7        0 6M LIBOR
   304,703.66   8.9514   8.4454      360          480        2        0 6M LIBOR
   287,519.73   9.3100   8.8040      360          600        3        0 6M LIBOR
 1,845,598.94   7.3658   6.8598      360          600        2        0 6M LIBOR
   622,357.30   7.7059   7.1999      480          480        2        0 6M LIBOR
   198,568.25   7.2900   6.7840      360          480        6        0 6M LIBOR
   964,768.54   8.2028   7.6968      360          480        4        0 6M LIBOR
   563,981.82   7.7263   7.2203      360          240       11      120 6M LIBOR
   606,612.73   8.1133   7.6073      360          240        6      120 6M LIBOR
   151,800.90   7.8750   7.3690      360          240        7      120 6M LIBOR
   151,259.28   7.0500   6.5440      360          300        3       60 6M LIBOR
   368,300.59   7.7000   7.1940      360          300        3       60 6M LIBOR
 1,477,141.38   7.1385   6.6325      360          276        7       84 6M LIBOR
11,871,361.86   9.4639   8.9579      360          360        7        0 6M LIBOR
 8,865,303.04   8.2767   7.7707      360          480        6        0 6M LIBOR
   145,225.51   9.5000   8.9940      360          540        5        0 6M LIBOR
11,196,188.29   8.7967   8.2907      360          360        7        0 6M LIBOR
 6,086,885.30   8.1874   7.6814      360          480        6        0 6M LIBOR
   597,496.38   8.9217   8.4157      360          600        2        0 6M LIBOR
   126,834.60   7.3750   6.8690      360          360        8        0 6M LIBOR
   200,806.59  10.4170   9.9110      360          480        4        0 6M LIBOR
   157,544.96   8.4400   7.9340      360          600        2        0 6M LIBOR
 5,084,858.60   8.3955   7.8895      360          300        8       60 6M LIBOR
 2,054,713.32   8.7616   8.2556      360          360        9        0 6M LIBOR
 1,855,466.70   8.8844   8.3784      360          360        7        0 6M LIBOR
   255,003.81  10.1670   9.6610      360          480        2        0 6M LIBOR
   719,975.21   7.9150   7.4090      360          480        5        0 6M LIBOR
   539,723.08   7.1059   6.5999      360          300       11       60 6M LIBOR
   204,830.27   9.0750   8.5690      360          300        9       60 6M LIBOR
   190,195.61   9.1754   8.6694      360          360        5        0 6M LIBOR
   131,350.52   9.9900   9.4840      360          360       12        0 6M LIBOR
    66,862.55   9.3500   8.8440      360          480        8        0 6M LIBOR
 2,716,891.16   9.2958   8.7898      360          360        6        0 6M LIBOR
   592,341.13   8.7907   8.2847      360          360        7        0 6M LIBOR
 1,600,833.70   8.5514   8.0454      360          480        6        0 6M LIBOR


                               Rate       Next    Initial           Original
                            Adjustment Adjustment   Rate  Periodic Prepayment
  Gross   Lifetime Lifetime  Frequency    Date      Cap   Rate Cap    Term
Margin(%)  Cap(%)  Floor(%)  (months)   (months)    (%)      (%)    (months)
--------- -------- -------- ---------- ---------- ------- -------- ----------
   5.8400  14.9900   5.8400          6         34  3.0000   1.0000          6
   6.3218  15.1430   7.6628          6         28  2.0000   1.5000         12
   6.3500  12.3500   6.3500          6         32  3.0000   1.0000         24
   6.4769  14.7967   7.9630          6         29  2.2685   1.3413         36
   5.8635  14.9514   8.1571          6         34  3.0000   1.0000          6
   7.1089  15.3100   9.3100          6         33  3.0000   1.0000         24
   6.6423  13.3658   7.3658          6         34  3.0000   1.0000         36
   5.5000  13.7059   7.7059          6         34  3.0000   1.0000         36
   6.2900  13.2900   7.2900          6         54  3.0000   1.0000         24
   5.8134  14.4882   7.9779          6         56  3.0000   1.0000         36
   5.0000  13.7263   7.7263          6         13  3.0000   1.0000         12
   4.6666  14.1133   4.6666          6         18  3.0000   1.0000         24
   2.2500  13.8750   2.2500          6         53  6.0000   2.0000         36
   5.8000  13.0500   5.8000          6         21  3.0000   1.0000          2
   5.7500  14.7000   7.7000          6         57  3.0000   1.0000         36
   5.9801  14.0025   6.9753          6         53  2.1360   1.4320         36
   6.4998  15.6079   8.5768          6         17  2.7288   1.1438          0
   6.3874  14.9953   8.4145          6         18  2.5139   1.2000          0
   6.3750  15.5000   9.5000         12         31  3.0000   1.0000          0
   6.1347  15.3503   8.7487          6         29  2.3233   1.2768          0
   6.1046  14.7807   7.9730          6         30  2.3924   1.2966          0
   6.8071  14.9217   8.9217          6         34  2.7004   1.0000          0
   5.9500  14.3750   7.3750          6         52  2.0000   1.5000          0
   6.2500  16.4170  10.4170          6         56  6.0000   2.0000          0
   7.4400  14.4400   8.4400          6         58  3.0000   1.0000          0
   6.0389  15.0353   8.0805          6         16  2.4616   1.2473          0
   6.7049  14.7691   8.0796          6         15  2.7778   1.0516         24
   6.8671  14.9634   8.8844          6         17  2.8456   1.0000         36
   5.8127  16.3754  10.1670          6         22  3.0000   1.1042         24
   5.6225  14.3859   6.8567          6         31  2.0000   1.2354         12
   6.1094  13.4109   6.6401          6         13  2.6949   1.1525         24
   6.3000  16.0750   9.0750          6         27  2.0000   1.5000         36
   6.9254  16.1754   9.1754          6         19  3.0000   1.5000         24
   6.0000  15.9900   9.9900          6         12  2.0000   1.0000         36
   6.7500  16.3500   9.3500          6         28  2.0000   1.5000         36
   6.1650  15.8259   7.9050          6         18  2.8071   1.1955         24
   7.1477  14.4212   8.3288          6         18  3.0000   1.0000         36
   6.1977  14.6988   8.1465          6         18  1.9968   1.0737         24

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                   ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)

                                            Original           Original
                         Net             Amortization          Interest
                Gross  Mortgage Original  Term (Less    Loan     Only
  Principal   Mortgage Interest   Term     IO Term)      Age     Term
  Balance($)   Rate(%) Rate(%)  (months)   (months)   (months) (months)   Index
------------- -------- -------- -------- ------------ -------- -------- --------
   102,904.35   8.0000   7.4940      360          360        8        0 6M LIBOR
    85,352.51   9.6000   9.0940      360          480        8        0 6M LIBOR
   204,751.49   7.2500   6.7440      360          300        3       60 6M LIBOR
   654,846.61   7.7250   7.2190      360          276        9       84 6M LIBOR
   594,926.96   9.0454   8.5394      360          360       12        0 6M LIBOR
   201,875.99   7.7500   7.2440      360          300       17       60 6M LIBOR
   542,103.18   8.9777   8.4717      360          480        8        0 6M LIBOR
   179,186.96   6.5000   5.9940      360          600        2        0 6M LIBOR
   859,649.02   7.4878   6.9818      360          480        6        0 6M LIBOR
   797,699.14   7.5119   7.0059      360          480        5        0 6M LIBOR
   244,220.67   6.3400   5.8340      360          300       21       60 6M LIBOR
   356,089.55   8.8000   8.2940      360          300        3       60 6M LIBOR
 1,022,520.15   8.2886   7.7826      360          360       14        0 6M LIBOR
 5,106,766.01   8.6661   8.1601      360          360        4        0 6M LIBOR
 5,600,436.24   8.5782   8.0722      360          480        3        0 6M LIBOR
   212,339.06  10.2500   9.7440      360          480       12        0 6M LIBOR
 2,498,529.98   8.1892   7.6832      360          360        4        0 6M LIBOR
 3,255,685.73   8.0107   7.5047      360          480        3        0 6M LIBOR
 3,713,998.13   7.7563   7.2503      360          600        2        0 6M LIBOR
   303,282.38   7.7295   7.2235      360          360        2        0 6M LIBOR
 6,729,467.19   8.3329   7.8269      360          300        3       60 6M LIBOR
   511,583.30   5.9900   5.4840      360          300        2       60 6M LIBOR
   451,740.06   7.2564   6.7504      360          480        4        0 6M LIBOR
 1,102,714.52   8.6198   8.1138      360          360       10        0 6M LIBOR
   102,614.79   9.9390   9.4330      360          360       24        0 6M LIBOR
   841,551.11   7.2434   6.7374      360          480        5        0 6M LIBOR
   258,499.74   6.4500   5.9440      360          240        7      120 6M LIBOR
   268,642.78   8.4500   7.9440      360          300        3       60 6M LIBOR
   320,692.87  11.8943  11.3883      360          360        7        0 6M LIBOR
   140,558.93  11.7500  11.2440      360          360        7        0 6M LIBOR
 3,667,311.22   8.5929   8.0869      360          360        4        0 6M LIBOR
 2,320,896.77   7.4643   6.9583      360          600        2        0 6M LIBOR
 6,592,725.71   8.6456   8.1396      480          480        4        0 6M LIBOR
   626,957.24   8.2637   7.7577      360          360        2        0 6M LIBOR
 2,274,729.78   7.6810   7.1750      360          600        2        0 6M LIBOR
   972,155.99   7.9958   7.4898      360          300        2       60 6M LIBOR
   302,909.55   7.8500   7.3440      360          300        3       60 6M LIBOR
   290,504.47   9.6800   9.1740      360          300        2       60 6M LIBOR


                               Rate       Next    Initial           Original
                            Adjustment Adjustment   Rate  Periodic Prepayment
  Gross   Lifetime Lifetime  Frequency    Date      Cap   Rate Cap    Term
Margin(%)  Cap(%)  Floor(%)  (months)   (months)    (%)      (%)    (months)
--------- -------- -------- ---------- ---------- ------- -------- ----------
   7.0000  14.0000   8.0000          6         52  3.0000   1.0000         36
   5.5000  14.6000   9.6000          6         52  5.0000   1.0000         36
   6.2500  14.2500   7.2500          6         21  2.0000   1.0000         24
   6.1500  14.7250   7.7250          6         51  2.0000   1.5000         12
   6.1008  15.3437   9.0454          6         12  3.0000   1.0000         24
   5.9900  13.7500   7.7500          6          7  3.0000   1.0000         24
   6.0484  15.9777   8.9777          6         28  2.0000   1.5000         36
   6.2500  12.5000   6.5000          6         34  3.0000   1.0000         36
   6.3203  13.8350   7.4878          6         18  2.6527   1.1736         24
   6.4963  13.5119   7.5119          6         19  3.0000   1.0000         36
   5.8400  13.3400   5.8400          6          3  3.0000   1.0000         24
   6.3000  15.8000   8.8000          6         21  3.0000   1.0000         24
   5.2531  14.7409   5.9311          6         10  2.8031   1.4666         12
   6.4882  14.7680   8.4658          6         20  1.9957   1.0688         24
   6.5899  14.6306   8.2769          6         21  1.9738   1.0262         24
   7.2500  17.2500  10.2500          6         12  1.5000   1.5000         36
   6.1016  14.2944   8.1892          6         32  2.1052   1.0526         36
   6.1346  14.0107   7.5653          6         33  2.1655   1.0000         36
   5.7563  13.7563   7.6436          6         34  2.0000   1.0000         36
   5.7295  13.7295   7.7295          6         58  2.0000   1.0000         36
   5.6266  14.3329   8.3329          6         21  2.2541   1.1271         24
   3.9900  11.9900   5.9900          6         58  2.0000   1.0000         36
   5.2564  13.2564   7.2564          6         20  2.0000   1.0000         24
   6.4819  14.9929   7.9873          6         14  2.7370   1.3410         24
   7.0000  13.0000   7.0000          6          6  1.0000   1.0000         24
   6.0004  13.2434   6.7574          6         19  3.0000   1.0000         36
   4.4500  12.4500   4.4500          6        113  3.0000   1.0000         36
   6.4500  14.4500   6.4500          6         21  3.0000   1.0000         36
   6.9483  17.8943  10.0000          6         17  5.0000   2.0000         24
   6.5000  17.7500   6.5000          6         17  2.0000   2.0000         12
   5.7747  14.6654   8.5929          6         20  3.0000   1.0362         24
   5.7056  13.4643   7.4643          6         22  2.5035   1.0000         24
   5.6057  14.6456   8.6456          6         20  3.0000   1.0000         24
   5.5667  14.2637   8.2637          6         34  3.0000   1.0000         36
   5.7561  13.6810   7.6810          6         34  2.1472   1.0000         36
   6.2759  13.9958   7.9958          6         22  3.0000   1.0000         12
   5.8500  13.8500   5.8500          6         21  3.0000   1.0000         36
   7.6800  15.6800   9.6800          6         34  2.0000   1.0000         24

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                   ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)

                                            Original           Original
                         Net             Amortization          Interest
                Gross  Mortgage Original  Term (Less    Loan     Only
  Principal   Mortgage Interest   Term     IO Term)      Age     Term
  Balance($)   Rate(%) Rate(%)  (months)   (months)   (months) (months)   Index
------------- -------- -------- -------- ------------ -------- -------- --------
   474,162.39   6.8500   6.3440      360          300        2       60 6M LIBOR
   672,931.35   7.2359   6.7299      360          540        5        0 6M LIBOR
5,305,131.67   10.9325  10.4265      360          360        6        0 6M LIBOR
29,914,999.95   8.7810   8.2750      360          360        5        0 6M LIBOR
 1,652,748.11   7.8627   7.3567      360          360        6        0 6M LIBOR
   460,446.60   6.4400   5.9340      360          360        2        0 6M LIBOR
 1,333,406.96   8.7527   8.2467      360          480       13        0 6M LIBOR
   661,435.77   9.8288   9.3228      360          480        5        0 6M LIBOR
37,113,199.97   8.3482   7.8422      360          480        5        0 6M LIBOR
 1,939,649.91   8.0176   7.5116      360          480        4        0 6M LIBOR
   311,089.35   7.5000   6.9940      360          600        3        0 6M LIBOR
18,053,831.33   7.5310   7.0250      360          600        3        0 6M LIBOR
   176,842.12   5.0000   4.4940      360          600        5        0 6M LIBOR
   743,716.01   7.6114   7.1054      360          360        8        0 6M LIBOR
 5,366,761.90   8.0476   7.5416      360          360        6        0 6M LIBOR
 1,209,499.10   8.2739   7.7679      360          360        7        0 6M LIBOR
   949,969.77   7.3624   6.8564      360          600        3        0 6M LIBOR
   272,535.04   7.2000   6.6940      360          240        3      120 6M LIBOR
   116,497.22  11.1000  10.5940      360          336        4       24 6M LIBOR
   770,772.38   6.3792   5.8732      360          336       13       24 6M LIBOR
 1,239,411.11   8.2423   7.7363      360          300        9       60 6M LIBOR
23,748,040.61   7.9254   7.4194      360          300        7       60 6M LIBOR
 1,283,955.92  10.1092   9.6032      360          300        3       60 6M LIBOR
 1,418,497.92   7.1057   6.5997      360          300        8       60 6M LIBOR
   849,356.30   9.0500   8.5440      360          300        6       60 6M LIBOR
 7,324,007.74   7.5581   7.0521      360          300        9       60 6M LIBOR
   157,161.26   7.7500   7.2440      360          300        8       60 6M LIBOR
   393,472.00   6.9900   6.4840      360          288        9       72 6M LIBOR
   245,894.75   6.9750   6.4690      360          288        7       72 6M LIBOR
 2,039,941.98   6.4407   5.9347      360          288        8       72 6M LIBOR
 1,760,836.96   8.6276   8.1216      480          480        4        0 6M LIBOR
   650,577.11   7.1889   6.6829      360          336       17       24 6M LIBOR
 3,391,675.28   7.2548   6.7488      360          300       10       60 6M LIBOR
   612,188.51   8.4529   7.9469      360          288        9       72 6M LIBOR


                               Rate       Next    Initial           Original
                            Adjustment Adjustment   Rate  Periodic Prepayment
  Gross   Lifetime Lifetime  Frequency    Date      Cap   Rate Cap    Term
Margin(%)  Cap(%)  Floor(%)  (months)   (months)    (%)      (%)    (months)
--------- -------- -------- ---------- ---------- ------- -------- ----------
   4.8500  12.8500   6.8500          6         58  2.0000   1.0000         36
   6.0812  13.2359   7.2359         12         19  3.0000   1.0000         24
   6.3082  16.9991   7.0939          6         18  2.2524   1.0173         12
   6.4325  15.0868   8.4349          6         19  2.7985   1.2468         24
   6.3245  13.2474   7.2474          6         18  2.7727   1.0000         36
   6.2500  12.4400   6.4400          6         22  3.0000   1.0000          6
   5.9978  14.5332   8.7527          6         11  2.0000   1.0000         24
   6.7337  15.8288   9.8288          6         19  2.7903   1.0000         12
   6.4911  14.7532   8.1200          6         19  2.6229   1.1370         24
   6.4752  14.1772   8.0176          6         20  3.0000   1.0000         36
   6.5000  13.5000   7.5000          6         21  3.0000   1.0000         12
   6.3947  13.5907   7.4160          6         21  3.0000   1.0000         24
   6.1250  11.0000   5.0000         12         31  3.0000   1.0000         36
   6.1500  14.6114   7.6114          6         28  2.0000   1.5000         12
   6.1715  14.2680   8.0476          6         30  2.6078   1.1102         36
   6.2178  14.3267   8.1038          6         53  3.1085   1.1071         36
   6.5790  13.3624   7.0961          6         57  3.0000   1.0000         36
   5.2000  13.2000   5.2000          6        117  3.0000   1.0000         36
   6.9500  17.1000  11.1000          6         20  3.0000   1.0000         12
   6.0782  13.3792   6.3792          6         11  1.6563   1.3437         24
   6.0013  14.8619   8.2423          6         15  2.0000   1.3098         12
   6.1161  14.6064   7.7027          6         17  2.3284   1.3398         24
   6.2195  16.1892   9.7091          6         21  2.5871   1.3329         36
   6.0444  14.1057   7.1057          6         28  2.0000   1.5000         12
   8.0500  16.0500   9.0500          6         30  3.0000   1.0000         24
   6.0820  14.3511   7.4167          6         27  2.1198   1.4174         36
   6.7500  14.7500   7.7500          6         52  2.0000   1.0000         24
   5.9500  13.9900   6.9900          6         51  1.5000   1.5000         12
   5.9500  13.9750   6.9750          6         53  2.0000   1.5000         24
   5.9677  13.4407   6.4407          6         52  2.0000   1.5000         36
   5.5000  14.6276   8.6276          6         20  3.0000   1.0000          0
   6.0388  14.1889   7.1889          6          7  1.5775   1.4225          0
   5.9614  14.1940   7.1637          6         26  2.0607   1.4696          0
   6.0135  15.4529   8.4529          6         51  2.0000   1.5000          0

Note: Minimum rate is the margin where the minimum rate is zero

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                            FIXED RATE MORTGAGE LOANS

                                                    ORIGINAL
                              NET                 AMORTIZATION                  ORIGINAL      ORIGINAL
                  GROSS    MORTGAGE   ORIGINAL        TERM          LOAN     INTEREST ONLY   PREPAYMENT
  PRINCIPAL     MORTGAGE   INTEREST     TERM     (LESS IO TERM)      AGE          TERM          TERM
  BALANCE($)     RATE(%)    RATE(%)   (MONTHS)      (MONTHS)      (MONTHS)      (MONTHS)      (MONTHS)
-------------   --------   --------   --------   --------------   --------   -------------   ----------
   247,488.58    10.7028    10.1968        360              480          4              0            12
 1,118,461.91     8.9594     8.4534        360              360          2              0            24
   100,724.50    10.7500    10.2440        360              360          4              0            36
   202,072.94     8.5500     8.0440        360              300          3             60            36
 1,158,858.87     9.1205     8.6145        360              360          2              0            12
   117,110.91     8.1900     7.6840        360              360          2              0            24
   135,630.90     9.7900     9.2840        480              480          4              0            36
 1,402,740.70     7.3644     6.8584        360              300          2             60            36
   342,320.16     6.1500     5.6440        180              180          3              0            36
   325,519.66    10.0000     9.4940        360              360          4              0            36
   239,793.91     7.4750     6.9690        360              480          7              0            12
    75,121.06     7.5000     6.9940        240              240          6              0            12
   660,875.63     8.1729     7.6669        360              360          6              0            12
 7,017,720.56     7.5615     7.0555        360              360          2              0            36
 1,830,287.32     7.2774     6.7714        360              480          8              0            12
 3,015,742.57     7.1600     6.6540        360              360         10              0            24
22,394,344.99     7.7956     7.2896        360              360          4              0            36
   943,991.83     7.9898     7.4838        360              300          6             60             0
    56,404.38    11.5075    11.0015        180              360          7              0            36
    42,658.73    12.4500    11.9440        180              360          8              0            36
   127,717.12    11.4231    10.9171        180              360          8              0            24
    91,554.99    12.8539    12.3479        180              360         10              0            36
    54,604.45    10.7500    10.2440        180              360          8              0            24
    24,359.93    12.3000    11.7940        180              360         10              0            36
    75,361.36    10.5080    10.0020        360              360          8              0            24
    25,546.04    11.6000    11.0940        180              360          7              0            12
    25,584.92    12.2500    11.7440        360              480         10              0             0
   649,915.62     7.3529     6.8469        360              480         10              0            36
   129,209.08     7.9900     7.4840        360              600          6              0            36
   169,630.59     8.4329     7.9269        180              180         16              0            36
 3,248,438.96     8.4730     7.9670        360              360         11              0            36
   176,272.14     8.3500     7.8440        360              300         10             60            36
   106,430.55     8.3500     7.8440        180              180          3              0            36
    90,487.45     7.6500     7.1440        240              240         31              0            36
    81,501.17     9.8750     9.3690        360              360          2              0            24
 3,000,030.94     8.3268     7.8208        360              360          5              0            36
   159,721.61     7.1000     6.5940        360              360         21              0            60
   293,161.61     7.1400     6.6340        360              360         10              0            24
   329,581.22     7.1120     6.6060        360              480          8              0            36
   190,286.41     8.8500     8.3440        360              360          4              0            36
   412,823.11     7.7500     7.2440        360              480          7              0            36
   108,978.17     7.3500     6.8440        360              600          6              0            36
   707,757.86     7.0367     6.5307        360              360          4              0            36
   249,401.93     7.3977     6.8917        360              360         37              0            36
 1,040,640.16     8.4008     7.8948        360              360          4              0            36
    49,679.30     8.0000     7.4940        360              360         12              0            36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                      FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                    Original
                              Net                 Amortization                  Original      Original
                  Gross    Mortgage   Original        Term          Loan     Interest Only   Prepayment
  Principal     Mortgage   Interest     Term     (less IO term)      Age          Term          Term
  Balance($)     Rate(%)    Rate(%)   (months)      (months)      (months)      (months)      (months)
-------------   --------   --------   --------   --------------   --------   -------------   ----------
   221,288.77    10.4500     9.9440        360              480          2               0           36
   164,391.66     8.1600     7.6540        360              480          2               0           24
 3,938,783.09     7.8460     7.3400        360              480          2               0           36
   126,023.05     8.6500     8.1440        360              600          2               0           24
 2,296,768.92     7.9520     7.4460        360              600          2               0           36
   400,471.17     7.0581     6.5521        180              180          2               0           36
   135,550.92     6.9500     6.4440        204              204         32               0           36
   796,529.81     7.6149     7.1089        240              240          2               0           36
17,402,778.65     7.6854     7.1794        360              360          2               0           36
   240,839.62     7.1204     6.6144        360              360         21               0           60
    97,356.39     8.4500     7.9440        360              480          6               0           36
   818,153.82     6.8876     6.3816        360              360          4               0           36
    45,667.87     7.4400     6.9340        180              180         36               0           36
   202,379.97     6.7929     6.2869        240              240         19               0           36
 2,493,484.65     8.3516     7.8456        360              360         12               0           36
   328,240.62     9.2500     8.7440        360              360          2               0           36
   147,681.14     8.8500     8.3440        360              480          2               0           24
 1,039,308.68     7.5458     7.0398        360              480          2               0           36
 1,246,374.52     6.9457     6.4397        360              600          2               0           36
   202,232.29     7.2616     6.7556        180              180          2               0           36
   701,643.12     7.9900     7.4840        360              240         12             120           36
   967,773.80     7.6864     7.1804        360              300          3              60           36
   986,597.20     7.7282     7.2222        360              480          7               0           24
10,236,697.37     7.7069     7.2009        360              480          5               0           36
   380,973.83     7.1143     6.6083        360              600          2               0           24
 5,210,026.79     7.3082     6.8022        360              600          2               0           36
    49,573.04     7.1880     6.6820        132              132         14               0           24
   960,816.58     7.2212     6.7152        180              180          5               0           36
   223,050.95    11.0000    10.4940        360              360          7               0           60
   104,629.31     8.4900     7.9840        480              480         12               0           36
 1,236,477.03     7.0506     6.5446        180              120         12              60           36
 2,181,846.00     7.0354     6.5294        360              300          8              60           12
   200,819.50     8.4500     7.9440        360              300          8              60           24
 5,578,084.55     7.2086     6.7026        360              300          6              60           36
   125,526.73     8.1250     7.6190        360              600          3               0           36
    34,449.42     6.0000     5.4940        120              240         10               0            0
 1,238,694.22     9.6173     9.1113        360              480          6               0            0
   366,098.12     8.1421     7.6361        360              600          2               0            0
   194,741.98     8.0083     7.5023        120              120         15               0            0
   640,934.25     6.9185     6.4125        132              132         12               0            0
 1,197,393.32     7.0952     6.5892        144              144         11               0            0
 1,265,109.24     8.0830     7.5770        180              180         17               0            0
   409,674.60     6.9849     6.4789        192              192         12               0            0
   240,430.30     7.0169     6.5109        204              204         12               0            0
   702,789.30     7.2280     6.7220        216              216         10               0            0
   250,564.90     7.1772     6.6712        228              228          9               0            0
 1,536,619.70     7.8465     7.3405        240              240         15               0            0

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                      FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                    Original
                              Net                 Amortization                  Original      Original
                  Gross    Mortgage   Original        Term          Loan     Interest Only   Prepayment
  Principal     Mortgage   Interest     Term     (less IO term)      Age          Term          Term
  Balance($)     Rate(%)    Rate(%)   (months)      (months)      (months)      (months)      (months)
-------------   --------   --------   --------   --------------   --------   -------------   ----------
   668,105.94     7.1099     6.6039        252              252         10               0            0
   854,056.17     6.9842     6.4782        264              264         11               0            0
   804,502.32     7.1557     6.6497        288              288         10               0            0
   360,523.21     7.8676     7.3616        300              300         14               0            0
26,049,696.54     8.0314     7.5254        360              360         10               0            0
   254,560.70     9.0967     8.5907        360              348          5              12            0
   456,488.67     8.3870     7.8810        360              240         10             120            0
   314,990.44     8.0000     7.4940        180              120         11              60            0
    70,307.44    12.8153    12.3093        180              360          8               0           24
    19,671.42    11.6250    11.1190        360              480         13               0           36
    16,566.07    13.7500    13.2440        180              180          7               0           36
   212,891.19    11.5339    11.0279        360              360          9               0           24
    21,496.48     9.8750     9.3690        180              360          7               0           60
   203,359.82     9.9339     9.4279        180              180          8               0           36
    37,184.21    13.5000    12.9940        240              240          7               0           24
    62,886.11    10.9990    10.4930        360              360          7               0           24
    67,091.79     9.7750     9.2690        240              240         10               0           36
    30,840.35    12.1000    11.5940        180              360         10               0           36
    27,864.20    11.5500    11.0440        180              360          8               0           24
    93,239.88     9.0000     8.4940        180              360          7               0           36
   201,553.16    12.0303    11.5243        180              360         10               0           24
   218,504.26    11.2538    10.7478        180              360         10               0           36
    74,684.58    11.1900    10.6840        180              360          7               0           36
    47,502.18     9.4000     8.8940        180              180         14               0           36
    31,291.93    10.4500     9.9440        360              360         13               0           36
    51,861.44    10.5000     9.9940        360              360         16               0           12
    98,093.39    12.4000    11.8940        180              360          8               0           12
 2,602,535.71    11.6061    11.1001        180              360          8               0           24
   630,701.90    11.5683    11.0623        180              360          8               0           36
   626,518.00    10.9359    10.4299        180              360          9               0           60
    91,494.72    11.7500    11.2440        360              480         11               0           24
   303,937.62    10.5773    10.0713        360              480         13               0           36
    48,185.97    11.5000    10.9940        180              180          8               0           36
    57,160.20    10.7250    10.2190        240              240         13               0           24
   100,620.41    11.6856    11.1796        240              240          8               0           60
   154,584.17    12.5900    12.0840        360              360          7               0           24
   359,098.96     9.0970     8.5910        360              360         10               0           36
 4,714,021.75    11.8704    11.3644        180              360          8               0            0
    19,249.22    13.1250    12.6190        120              120          7               0            0
   143,788.10    11.3159    10.8099        180              180         11               0            0
   396,101.13    11.7595    11.2535        240              240          9               0            0
    21,761.60    10.4500     9.9440        300              300         11               0            0
   521,676.73    10.1160     9.6100        360              360          9               0            0

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                                  SWAP SCHEDULE

         SWAP NOTIONAL
PERIOD     AMOUNT ($)    STRIKE (%)
------   -------------   ----------
   1       340,416,000        5.100
   2       332,954,477        5.100
   3       324,373,453        5.100
   4       314,553,048        5.100
   5       304,020,122        5.100
   6       292,278,567        5.100
   7       280,217,453        5.100
   8       267,575,158        5.100
   9       255,614,418        5.100
  10       243,802,363        5.100
  11       231,915,929        5.100
  12       220,564,604        5.100
  13       209,478,425        5.100
  14       198,445,232        5.100
  15       186,912,566        5.100
  16       174,782,921        5.100
  17       162,164,179        5.100
  18       134,396,490        5.100
  19       113,536,607        5.100
  20        88,801,100        5.100
  21        88,597,956        5.100
  22        88,597,956        5.100
  23        76,313,589        5.100
  24        76,313,589        5.100
  25        76,313,589        5.100

          SWAP NOTIONAL
PERIOD      AMOUNT ($)    STRIKE (%)
------    -------------   ----------
  26         76,313,589        5.100
  27         76,313,589        5.100
  28         72,749,771        5.100
  29         68,528,561        5.100
  30         63,183,775        5.100
  31         58,664,046        5.100
  32         55,680,157        5.100
  33         53,360,849        5.100
  34         50,590,689        5.100
  35         46,194,290        5.100
  36         44,477,756        5.100
  37         42,865,982        5.100
  38         41,313,085        5.100
  39         39,816,876        5.100
  40         38,375,252        5.100
  41         36,986,189        5.100
  42         35,647,740        5.100
  43         34,358,033        5.100
  44         33,115,266        5.100
  45         31,917,706        5.100
  46         30,763,686        5.100
  47         29,651,602        5.100
  48         28,579,910        5.100
  49         27,547,125        5.100
  50         26,550,699        5.100

    Recipients should read the information contained in the Important Notices section following the cover page of this Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                 A-1 CERTIFICATE HYPOTHETICAL NET WAC CAP TABLE

           PAYMENT    NET WAC CAP (%)   NET WAC CAP (%)
PERIOD      DATE             (1)              (2)
------   ----------   ---------------   ---------------
   1      5/25/2007             8.364             8.515
   2      6/25/2007             7.554            17.835
   3      7/25/2007             7.806            17.879
   4      8/25/2007             7.556            17.618
   5      9/25/2007             7.555            17.486
   6     10/25/2007             7.806            17.467
   7     11/25/2007             7.554            17.151
   8     12/25/2007             7.810            17.111
   9      1/25/2008             7.557            16.784
  10      2/25/2008             7.558            16.602
  11      3/25/2008             8.085            16.732
  12      4/25/2008             7.574            16.223
  13      5/25/2008             7.831            16.186
  14      6/25/2008             7.588            15.818
  15      7/25/2008             7.850            15.738
  16      8/25/2008             7.619            15.299
  17      9/25/2008             7.663            15.029
  18     10/25/2008             8.176            14.444
  19     11/25/2008             8.047            13.641
  20     12/25/2008             8.896            13.414
  21      1/25/2009             8.762            13.540
  22      2/25/2009             9.124            14.109
  23      3/25/2009            10.218            14.619
  24      4/25/2009             9.360            14.071
  25      5/25/2009             9.717            14.580
  26      6/25/2009             9.531            14.720
  27      7/25/2009             9.891            15.241
  28      8/25/2009             9.709            15.068
  29      9/25/2009             9.793            15.044
  30     10/25/2009            10.281            15.407
  31     11/25/2009            10.045            15.081
  32     12/25/2009            10.392            15.568
  33      1/25/2010            10.099            15.309
  34      2/25/2010            10.192            15.431
  35      3/25/2010            11.431            16.535
  36      4/25/2010            10.420            15.629
  37      5/25/2010            10.802            16.078
  38      6/25/2010            10.456            15.922
  39      7/25/2010            10.822            16.359

           PAYMENT    NET WAC CAP (%)   NET WAC CAP (%)
PERIOD      DATE             (1)              (2)
------   ----------   ---------------   ---------------
  40      8/25/2010            10.498            16.151
  41      9/25/2010            10.554            16.273
  42     10/25/2010            10.911            16.744
  43     11/25/2010            10.560            16.413
  44     12/25/2010            10.914            16.826
  45      1/25/2011            10.563            16.455
  46      2/25/2011            10.570            16.515
  47      3/25/2011            11.690            17.884
  48      4/25/2011            10.590            16.673
  49      5/25/2011            10.943            17.095
  50      6/25/2011            10.590            16.671
  51      7/25/2011            10.943            13.660
  52      8/25/2011            10.599            13.256
  53      9/25/2011            10.614            13.339
  54     10/25/2011            10.989            13.835
  55     11/25/2011            10.637            13.404
  56     12/25/2011            10.992            13.857
  57      1/25/2012            10.647            13.432
  58      2/25/2012            10.666            13.465
  59      3/25/2012            11.423            14.459
  60      4/25/2012            10.694            13.537
  61      5/25/2012            11.051            13.989
  62      6/25/2012            10.695            13.538
  63      7/25/2012            11.051            13.993
  64      8/25/2012            10.700            13.553
  65      9/25/2012            10.715            13.568
  66     10/25/2012            11.075            14.031
  67     11/25/2012            10.718            13.579
  68     12/25/2012            11.076            14.034
  69      1/25/2013            10.719            13.584
  70      2/25/2013            10.720            13.596
  71      3/25/2013            11.872            15.069
  72      4/25/2013            10.723            13.620
  73      5/25/2013            11.080            14.075
  74      6/25/2013            10.723            13.621
  75      7/25/2013            11.080            14.078
  76      8/25/2013            10.723            13.631
  77      9/25/2013            10.723            13.640
  78     10/25/2013            11.080            14.097

(1) Assumes no losses, 10% cleanup call, 100% PPC on the Adjustable Rate Mortgage Loans, 23% HEP on the Fixed Rate Mortgage Loans and 1 month LIBOR and 6 month LIBOR remain constant at 5.320% and 5.3695%, respectively.

(2) Assumes no losses, 10% cleanup call, 100% PPC on the Adjustable Rate Mortgage Loans, 23% HEP on the Fixed Rate Mortgage Loans and 1 month LIBOR and 6 month LIBOR remain constant at 5.320% and 5.3695% in period 1, respectively, and then all increase to 20.00% thereafter. The values indicated include proceeds from the Swap Agreement.

    Recipients should read the information contained in the Important Notices section following the cover page of this Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

      FLOATING RATE SUBORDINATE CERTIFICATE HYPOTHETICAL NET WAC CAP TABLE

           PAYMENT    NET WAC CAP (%)   NET WAC CAP (%)
PERIOD      DATE            (1)               (2)
------   ----------   ---------------   ---------------
   1      5/25/2007             8.278             8.429
   2      6/25/2007             7.476            17.757
   3      7/25/2007             7.724            17.797
   4      8/25/2007             7.476            17.538
   5      9/25/2007             7.475            17.406
   6     10/25/2007             7.724            17.385
   7     11/25/2007             7.474            17.071
   8     12/25/2007             7.726            17.027
   9      1/25/2008             7.476            16.703
  10      2/25/2008             7.477            16.521
  11      3/25/2008             7.997            16.643
  12      4/25/2008             7.487            16.136
  13      5/25/2008             7.740            16.094
  14      6/25/2008             7.497            15.726
  15      7/25/2008             7.753            15.641
  16      8/25/2008             7.518            15.196
  17      9/25/2008             7.547            14.911
  18     10/25/2008             7.971            14.231
  19     11/25/2008             7.803            13.379
  20     12/25/2008             8.451            12.949
  21      1/25/2009             8.281            13.027
  22      2/25/2009             8.522            13.471
  23      3/25/2009             9.499            13.852
  24      4/25/2009             8.680            13.329
  25      5/25/2009             8.999            13.786
  26      6/25/2009             8.794            13.866
  27      7/25/2009             9.116            14.327
  28      8/25/2009             8.913            14.121
  29      9/25/2009             8.969            14.057
  30     10/25/2009             9.376            14.286
  31     11/25/2009             9.137            13.939
  32     12/25/2009             9.450            14.299
  33      1/25/2010             9.174            14.043
  34      2/25/2010             9.235            14.093
  35      3/25/2010             10.31            14.966
  36      4/25/2010             9.387            14.135
  37      5/25/2010             9.724            14.493
  38      6/25/2010             9.412            14.314
  39      7/25/2010             9.738            14.666


           PAYMENT    NET WAC CAP (%)   NET WAC CAP (%)
PERIOD      DATE            (1)               (2)
------   ----------   ---------------   ---------------
  40      8/25/2010             9.442            14.452
  41      9/25/2010             9.481            14.528
  42     10/25/2010             9.803            14.906
  43     11/25/2010             9.490            14.614
  44     12/25/2010             9.811            14.956
  45      1/25/2011             9.500            14.639
  46      2/25/2011             9.509            14.680
  47      3/25/2011            10.516            15.821
  48      4/25/2011             9.536            14.794
  49      5/25/2011             9.862            15.153
  50      6/25/2011             9.553            14.808
  51      7/25/2011             9.883            11.749
  52      8/25/2011             9.583            11.418
  53      9/25/2011             9.607            11.500
  54     10/25/2011             9.959            11.950
  55     11/25/2011             9.655            11.605
  56     12/25/2011             9.987            12.015
  57      1/25/2012             9.682            11.661
  58      2/25/2012             9.706            11.705
  59      3/25/2012            10.403            12.581
  60      4/25/2012             9.750            11.800
  61      5/25/2012            10.089            12.218
  62      6/25/2012             9.777            11.850
  63      7/25/2012            10.118            12.274
  64      8/25/2012             9.810            11.915
  65      9/25/2012             9.837            11.955
  66     10/25/2012            10.184            12.393
  67     11/25/2012             9.873            12.026
  68     12/25/2012            10.222            12.463
  69      1/25/2013             9.911            12.099
  70      2/25/2013             9.933            12.145
  71      3/25/2013            11.022            13.501
  72      4/25/2013             9.977            12.243
  73      5/25/2013            10.333            12.695
  74      6/25/2013            10.024            12.329
  75      7/25/2013            10.383            12.790
  76      8/25/2013            10.074            12.431
  77      9/25/2013            10.101            12.487
  78     10/25/2013            10.466            12.959

(1) Assumes no losses, 10% cleanup call, 100% PPC on the Adjustable Rate Mortgage Loans, 23% HEP on the Fixed Rate Mortgage Loans and 1 month LIBOR and 6 month LIBOR remain constant at 5.320% and 5.3695%, respectively.

(2) Assumes no losses, 10% cleanup call, 100% PPC on the Adjustable Rate Mortgage Loans, 23% HEP on the Fixed Rate Mortgage Loans and 1 month LIBOR and 6 month LIBOR remain constant at 5.320% and 5.3695% in period 1, respectively, and then all increase to 20.00% thereafter. The values indicated include proceeds from the Swap Agreement.

    Recipients should read the information contained in the Important Notices section following the cover page of this Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                           SENSITIVITY TABLE (TO CALL)

PREPAYMENT SPEED            0%             80%             100%            150%            200%
----------------      -------------   -------------   -------------   -------------   -------------
CLASS A-1A
PRICE = 100.0000%
   DISCOUNT MARGIN          11             11               11              11             11
   WAL (YRS)              20.31           1.20             1.00            0.71           0.53
   MOD DURN (YRS)         11.67           1.14             0.96            0.68           0.52
   PRINCIPAL WINDOW   05/07 - 03/36   05/07 - 08/09   05/07 - 02/09   05/07 - 08/08   05/07 - 04/08

CLASS A-1B
PRICE = 100.0000%
   DISCOUNT MARGIN          19             19               19              19             19
   WAL (YRS)              29.50           3.22             2.25            1.55           1.19
   MOD DURN (YRS)         14.32           2.90             2.09            1.47           1.14
   PRINCIPAL WINDOW   03/36 - 01/37   08/09 - 03/12   02/09 - 01/10   08/08 - 01/09   04/08 - 09/08

CLASS A-1C
PRICE = 100.0000%
   DISCOUNT MARGIN          31             31               31              31             31
   WAL (YRS)              29.74           6.60             4.41            1.87           1.47
   MOD DURN (YRS)         14.17           5.42             3.82            1.76           1.39
   PRINCIPAL WINDOW   01/37 - 01/37   03/12 - 08/15   01/10 - 10/13   01/09 - 04/09   09/08 - 11/08

CLASS A-2A
PRICE = 100.0000%
   YIELD                  5.862           5.571           5.495           5.304           5.109
   WAL (YRS)              12.67           1.24             1.00            0.68           0.51
   MOD DURN (YRS)          8.29           1.15             0.94            0.64           0.49
   PRINCIPAL WINDOW   05/07 - 02/28   05/07 - 11/09   05/07 - 05/09   05/07 - 08/08   05/07 - 04/08

CLASS A-2B
PRICE = 100.0000%
   YIELD                  5.979           5.904           5.862           5.762           5.671
   WAL (YRS)              23.29           4.35             3.00            1.71           1.24
   MOD DURN (YRS)         12.30           3.69             2.65            1.58           1.16
   PRINCIPAL WINDOW   02/28 - 10/32   11/09 - 07/15   05/09 - 12/12   08/08 - 05/09   04/08 - 10/08

CLASS A-2C
PRICE = 100.0000%
   YIELD                  6.189           6.156           6.141           6.013           5.943
   WAL (YRS)              27.16           8.33             6.43            2.17           1.59
   MOD DURN (YRS)         12.88           6.35             5.17            1.97           1.48
   PRINCIPAL WINDOW   10/32 - 04/36   07/15 - 08/15   12/12 - 10/13   05/09 - 07/09   10/08 - 12/08

CLASS A-2D
PRICE = 100.0000%
   YIELD                  6.019           5.994           5.986           5.879           5.806
   WAL (YRS)              13.20           7.13             6.27            2.36           1.66
   MOD DURN (YRS)          8.63           5.61             5.09            2.15           1.54
   PRINCIPAL WINDOW   05/10 - 02/36   10/10 - 08/15   10/11 - 10/13   07/09 - 10/09   12/08 - 12/08

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                           SENSITIVITY TABLE (TO CALL)

PREPAYMENT SPEED            0%             80%             100%            150%            200%
----------------      -------------   -------------   -------------   -------------   -------------
CLASS M-1
PRICE = 100.0000%
   DISCOUNT MARGIN          35             35               35              35             35
   WAL (YRS)              28.86           5.52             4.95            3.53           2.56
   MOD DURN (YRS)         13.93           4.61             4.25            3.15           2.36
   PRINCIPAL WINDOW   03/33 - 01/37   09/10 - 08/15   05/11 - 10/13   10/09 - 04/11   12/08 - 11/09

CLASS M-2
PRICE = 100.0000%
   DISCOUNT MARGIN          42             42               42              42             42
   WAL (YRS)              28.86           5.50             4.76            3.99           2.58
   MOD DURN (YRS)         13.83           4.58             4.09            3.52           2.37
   PRINCIPAL WINDOW   03/33 - 01/37   08/10 - 08/15   01/11 - 10/13   04/11 - 04/11   10/09 - 11/09

CLASS M-3
PRICE = 100.0000%
   DISCOUNT MARGIN          50             50               50              50             50
   WAL (YRS)              28.86           5.49             4.66            3.95           2.44
   MOD DURN (YRS)         13.70           4.56             4.00            3.48           2.24
   PRINCIPAL WINDOW   03/33 - 01/37   07/10 - 08/15   12/10 - 10/13   02/11 - 04/11   07/09 - 11/09

CLASS M-4
PRICE = 100.0000%
   DISCOUNT MARGIN          90             90               90              90             90
   WAL (YRS)              28.86           5.48             4.60            3.72           2.28
   MOD DURN (YRS)         13.12           4.49             3.91            3.27           2.10
   PRINCIPAL WINDOW   03/33 - 01/37   07/10 - 08/15   10/10 - 10/13   10/10 - 04/11   05/09 - 11/09

CLASS M-5
PRICE = 100.0000%
   DISCOUNT MARGIN          95             95               95              95             95
   WAL (YRS)              28.87           5.47             4.56            3.54           2.18
   MOD DURN (YRS)         13.04           4.48             3.87            3.13           2.01
   PRINCIPAL WINDOW   03/33 - 01/37   06/10 - 08/15   09/10 - 10/13   08/10 - 04/11   04/09 - 11/09

CLASS M-6
PRICE = 100.0000%
   DISCOUNT MARGIN         110             110             110             110             110
   WAL (YRS)              28.86           5.47             4.53            3.41           2.13
   MOD DURN (YRS)         12.84           4.45             3.83            3.01           1.96
   PRINCIPAL WINDOW   03/33 - 01/37   06/10 - 08/15   08/10 - 10/13   06/10 - 04/11   03/09 - 11/09

CLASS B-1
PRICE = 100.0000%
   DISCOUNT MARGIN        180             180             180             180             180
   WAL (YRS)             28.86           5.47             4.50            3.32           2.09
   MOD DURN (YRS)        11.93           4.35             3.74            2.89           1.90
   PRINCIPAL WINDOW   03/33 - 01/37   06/10 - 08/15   08/10 - 10/13   04/10 - 04/11   03/09 - 11/09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                           SENSITIVITY TABLE (TO CALL)

PREPAYMENT SPEED            0%             80%             100%            150%            200%
----------------      -------------   -------------   -------------   -------------   -------------
CLASS B-2
PRICE = 100.0000%
   DISCOUNT MARGIN         225             225             225             225             225
   WAL (YRS)              28.86           5.47             4.48            3.24           2.04
   MOD DURN (YRS)         11.39           4.29             3.67            2.81           1.86
   PRINCIPAL WINDOW   03/33 - 01/37   06/10 - 08/15   07/10 - 10/13   03/10 - 04/11   02/09 - 11/09

CLASS B-3
PRICE = 91.9568%
   DISCOUNT MARGIN         325             444             475             547             693
   WAL (YRS)              28.86           5.46             4.47            3.18           2.03
   MOD DURN (YRS)         10.47           4.11             3.54            2.69           1.79
   PRINCIPAL WINDOW   03/33 - 01/37   05/10 - 08/15   07/10 - 10/13   02/10 - 04/11   02/09 - 11/09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                         SENSITIVITY TABLE (TO MATURITY)

PREPAYMENT SPEED            0%             80%             100%            150%            200%
----------------      -------------   -------------   -------------   -------------   -------------
CLASS A-1A
PRICE = 100.0000%
   DISCOUNT MARGIN          11             11               11              11             11
   WAL (YRS)              20.31           1.20             1.00            0.71           0.53
   MOD DURN (YRS)         11.67           1.14             0.96            0.68           0.52
   PRINCIPAL WINDOW   05/07 - 03/36   05/07 - 08/09   05/07 - 02/09   05/07 - 08/08   05/07 - 04/08

CLASS A-1B
PRICE = 100.0000%
   DISCOUNT MARGIN          19             19               19              19             19
   WAL (YRS)              29.50           3.22             2.25            1.55           1.19
   MOD DURN (YRS)         14.32           2.90             2.09            1.47           1.14
   PRINCIPAL WINDOW   03/36 - 01/37   08/09 - 03/12   02/09 - 01/10   08/08 - 01/09   04/08 - 09/08

CLASS A-1C
PRICE = 100.0000%
   DISCOUNT MARGIN          31             31               31              31             31
   WAL (YRS)              31.09           6.67             4.42            1.87           1.47
   MOD DURN (YRS)         14.38           5.46             3.83            1.76           1.39
   PRINCIPAL WINDOW   01/37 - 09/45   03/12 - 10/16   01/10 - 02/14   01/09 - 04/09   09/08 - 11/08

CLASS A-2A
PRICE = 100.0000%
   YIELD                  5.862           5.571           5.495           5.304           5.109
   WAL (YRS)              12.67           1.24             1.00            0.68           0.51
   MOD DURN (YRS)          8.29           1.15             0.94            0.64           0.49
   PRINCIPAL WINDOW   05/07 - 02/28   05/07 - 11/09   05/07 - 05/09   05/07 - 08/08   05/07 - 04/08

CLASS A-2B
PRICE = 100.0000%
   YIELD                  5.979           5.904           5.862           5.762           5.671
   WAL (YRS)              23.29           4.35             3.00            1.71           1.24
   MOD DURN (YRS)         12.30           3.69             2.65            1.58           1.16
   PRINCIPAL WINDOW   02/28 - 10/32   11/09 - 07/15   05/09 - 12/12   08/08 - 05/09   04/08 - 10/08

CLASS A-2C
PRICE = 100.0000%
   YIELD                  6.189           6.302           6.297           6.013           5.943
   WAL (YRS)              27.16           12.76            9.75            2.17           1.59
   MOD DURN (YRS)         12.88           8.51             7.02            1.97           1.48
   PRINCIPAL WINDOW   10/32 - 04/36   07/15 - 07/26   12/12 - 09/22   05/09 - 07/09   10/08 - 12/08

CLASS A-2D
PRICE = 100.0000%
   YIELD                  6.019           6.026           6.053           5.879           5.806
   WAL (YRS)              13.20           7.72             7.32            2.36           1.66
   MOD DURN (YRS)          8.63           5.94             5.74            2.15           1.54
   PRINCIPAL WINDOW   05/10 - 02/36   10/10 - 05/26   10/11 - 07/22   07/09 - 10/09   12/08 - 12/08

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                         SENSITIVITY TABLE (TO MATURITY)

PREPAYMENT SPEED            0%             80%             100%            150%            200%
----------------      -------------   -------------   -------------   -------------   -------------
CLASS M-1
PRICE = 100.0000%
   DISCOUNT MARGIN          35             36               36              41             42
   WAL (YRS)              29.13           6.18             5.49            5.77           4.45
   MOD DURN (YRS)         13.98           4.96             4.57            4.73           3.86
   PRINCIPAL WINDOW   03/33 - 01/44   09/10 - 10/23   05/11 - 08/20   10/09 - 03/17   12/08 - 03/14

CLASS M-2
PRICE = 100.0000%
   DISCOUNT MARGIN          42             43               43              46             45
   WAL (YRS)              29.11           6.14             5.28            5.01           3.03
   MOD DURN (YRS)         13.86           4.92             4.40            4.29           2.74
   PRINCIPAL WINDOW   03/33 - 05/43   08/10 - 03/23   01/11 - 02/20   07/11 - 04/15   10/09 - 10/12

CLASS M-3
PRICE = 100.0000%
   DISCOUNT MARGIN          50             52               52              52             52
   WAL (YRS)              29.08           6.11             5.16            4.31           2.66
   MOD DURN (YRS)         13.74           4.89             4.30            3.75           2.43
   PRINCIPAL WINDOW   03/33 - 06/42   07/10 - 07/22   12/10 - 07/19   02/11 - 12/14   07/09 - 07/12

CLASS M-4
PRICE = 100.0000%
   DISCOUNT MARGIN          90             93               93              93             93
   WAL (YRS)              29.05           6.08             5.09            4.02           2.50
   MOD DURN (YRS)         13.14           4.80             4.20            3.49           2.27
   PRINCIPAL WINDOW   03/33 - 07/41   07/10 - 01/22   10/10 - 02/19   10/10 - 09/14   05/09 - 05/12

CLASS M-5
PRICE = 100.0000%
   DISCOUNT MARGIN          95             98               98              98             99
   WAL (YRS)              29.00           6.06             5.04            3.84           2.39
   MOD DURN (YRS)         13.06           4.78             4.15            3.34           2.18
   PRINCIPAL WINDOW   03/33 - 06/40   06/10 - 08/21   09/10 - 09/18   08/10 - 06/14   04/09 - 02/12

CLASS M-6
PRICE = 100.0000%
   DISCOUNT MARGIN         110             113             114             113             114
   WAL (YRS)              28.92           6.04             4.99            3.70           2.33
   MOD DURN (YRS)         12.84           4.74             4.10            3.22           2.12
   PRINCIPAL WINDOW   03/33 - 12/38   06/10 - 03/21   08/10 - 04/18   06/10 - 02/14   03/09 - 12/11

CLASS B-1
PRICE = 100.0000%
   DISCOUNT MARGIN         180             185             185             185             187
   WAL (YRS)              28.88           6.01             4.94            3.59           2.28
   MOD DURN (YRS)         11.93           4.61             3.98            3.08           2.05
   PRINCIPAL WINDOW   03/33 - 03/37   06/10 - 09/20   08/10 - 11/17   04/10 - 11/13   03/09 - 09/11

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                         SENSITIVITY TABLE (TO MATURITY)

PREPAYMENT SPEED            0%             80%             100%            150%            200%
----------------      -------------   -------------   -------------   -------------   -------------
CLASS B-2
PRICE = 100.0000%
   DISCOUNT MARGIN         225             231             231             231             233
   WAL (YRS)              28.88           5.97             4.88            3.49           2.22
   MOD DURN (YRS)         11.39           4.52             3.90            2.98           1.99
   PRINCIPAL WINDOW   03/33 - 02/37   06/10 - 02/20   07/10 - 05/17   03/10 - 07/13   02/09 - 07/11

CLASS B-3
PRICE = 91.9568%
   DISCOUNT MARGIN         325             441             470             538             674
   WAL (YRS)              28.88           5.91             4.84            3.41           2.20
   MOD DURN (YRS)         10.47           4.29             3.71            2.83           1.90
   PRINCIPAL WINDOW   03/33 - 02/37   05/10 - 06/19   07/10 - 11/16   02/10 - 03/13   02/09 - 04/11

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 23% HEP for the Fixed Rate Mortgage Loans and 100% PPC for the Adjustable Rate Mortgage Loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                 FORWARD LIBOR

                                                                     55%
                        35% LOSS SEVERITY   45% LOSS SEVERITY   LOSS SEVERITY
                        -----------------   -----------------   -------------
CLASS M-1   CDR Break         44.88%              30.73%            23.33%
            Cum Loss          22.82%              23.80%            24.48%

CLASS M-2   CDR Break         35.48%              25.08%            19.37%
            Cum Loss          20.12%              20.99%            21.60%

CLASS M-3   CDR Break         30.47%              21.91%            17.09%
            Cum Loss          18.42%              19.22%            19.77%

CLASS M-4   CDR Break         26.47%              19.29%            15.17%
            Cum Loss          16.90%              17.62%            18.12%

CLASS M-5   CDR Break         23.15%              17.07%            13.51%
            Cum Loss          15.50%              16.16%            16.61%

CLASS M-6   CDR Break         20.30%              15.12%            12.04%
            Cum Loss          14.19%              14.79%            15.20%

CLASS B-1   CDR Break         17.57%              13.20%            10.57%
            Cum Loss          12.83%              13.35%            13.71%

CLASS B-2   CDR Break         15.39%              11.66%             9.38%
            Cum Loss          11.66%              12.12%            12.44%

CLASS B-3   CDR Break         13.60%              10.37%             8.38%
            Cum Loss          10.62%              11.04%            11.33%

                              (PERFORMANCE GRAPH)

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2007-CB4

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML = 5.3200% and 6ML = 5.3695%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the certificates and net proceeds from the Swap Agreement, divided by (y) the aggregate principal balance of the certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 100% PPC for Group I collateral and 23% HEP for Group II collateral, (2) no defaults and no losses:

            EXCESS SPREAD IN    EXCESS SPREAD IN
 PERIOD    BPS (STATIC LIBOR)  BPS (FORWARD LIBOR)
--------   -----------------   ------------------
Avg yr1*          234                  235
Avg yr2           275                  286
Avg yr3           380                  380
Avg yr4           391                  389
Avg yr5           375                  375

*    Year 1 average is calculated from period 2 to period 12.

           EXCESS                          EXCESS
         SPREAD IN                       SPREAD IN
            BPS      1 MONTH   6 MONTH      BPS
          (STATIC    FORWARD   FORWARD   (FORWARD
PERIOD     LIBOR)     LIBOR     LIBOR      LIBOR)
------   ---------   -------   -------   ---------
   1          *      5.3200%   5.3695%        *
   2        235      5.3351%   5.3567%      235
   3        236      5.3193%   5.3369%      236
   4        234      5.3121%   5.3068%      234
   5        234      5.3054%   5.2695%      234
   6        235      5.2636%   5.2294%      235
   7        233      5.2434%   5.1814%      233
   8        235      5.2231%   5.1251%      235
   9        232      5.1378%   5.0729%      234
  10        232      5.0989%   5.0275%      234
  11        237      5.0635%   4.9788%      240
  12        232      4.9815%   4.9379%      236
  13        235      4.9356%   4.9117%      240
  14        232      4.8933%   4.8877%      238
  15        236      4.8735%   4.8677%      243
  16        233      4.8363%   4.8613%      241
  17        235      4.7994%   4.8547%      245
  18        255      4.8300%   4.8517%      267
  19        256      4.8007%   4.8544%      271
  20        300      4.7710%   4.8596%      316
  21        302      4.8267%   4.8671%      314
  22        326      4.8029%   4.8766%      337
  23        358      4.7834%   4.8870%      369
  24        339      4.8430%   4.9006%      347
  25        350      4.8305%   4.9136%      356
  26        351      4.8180%   4.9266%      353
  27        361      4.8793%   4.9412%      360
  28        363      4.8702%   4.9569%      362
  29        368      4.8627%   4.9709%      367
  30        385      4.9154%   4.9858%      383
  31        383      4.9093%   5.0008%      383
  32        392      4.9058%   5.0140%      393
  33        386      4.9623%   5.0295%      386
  34        392      4.9592%   5.0421%      391
  35        429      4.9560%   5.0543%      427
  36        406      4.9955%   5.0684%      404
  37        418      4.9938%   5.0819%      415
  38        377      4.9948%   5.0949%      376
  39        386      5.0334%   5.1088%      384

           EXCESS                          EXCESS
         SPREAD IN                       SPREAD IN
            BPS      1 MONTH   6 MONTH      BPS
          (STATIC    FORWARD   FORWARD    (FORWARD
PERIOD     LIBOR)     LIBOR     LIBOR      LIBOR)
------   ---------   -------   -------   ---------
  40        382      5.0340%   5.1250%      380
  41        387      5.0370%   5.1394%      386
  42        397      5.0717%   5.1533%      394
  43        388      5.0737%   5.1667%      386
  44        396      5.0780%   5.1787%      395
  45        386      5.1207%   5.1917%      384
  46        386      5.1235%   5.2004%      384
  47        411      5.1258%   5.2091%      408
  48        384      5.1452%   5.2196%      382
  49        391      5.1478%   5.2280%      389
  50        382      5.1523%   5.2381%      380
  51        383      5.1716%   5.2486%      384
  52        370      5.1750%   5.2599%      371
  53        369      5.1791%   5.2718%      371
  54        380      5.2018%   5.2840%      381
  55        368      5.2070%   5.2941%      369
  56        377      5.2109%   5.3039%      379
  57        365      5.2411%   5.3150%      366
  58        365      5.2467%   5.3235%      365
  59        386      5.2505%   5.3330%      387
  60        364      5.2625%   5.3435%      364
  61        373      5.2661%   5.3527%      374
  62        361      5.2705%   5.3643%      362
  63        370      5.2956%   5.3733%      370
  64        358      5.3012%   5.3845%      359
  65        357      5.3049%   5.3968%      358
  66        366      5.3212%   5.4057%      367
  67        355      5.3270%   5.4158%      355
  68        363      5.3294%   5.4269%      364
  69        352      5.3603%   5.4362%      352
  70        351      5.3668%   5.4444%      351
  71        378      5.3684%   5.4536%      379
  72        348      5.3816%   5.4627%      348
  73        356      5.3852%   5.4722%      357
  74        345      5.3888%   5.4833%      346
  75        353      5.4103%   5.4925%      353
  76        342      5.4163%   5.5049%      343
  77        341      5.4194%   5.5176%      342
  78        348      5.4409%   5.5271%      349

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.


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